DEUTSCHE ASSET MANAGEMENT


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Mutual Fund


                                  Annual Report


                                                                  March 31, 2002


                                                                Investment Class


Lifecycle Long Range Fund
Lifecycle Mid Range Fund
Lifecycle Short Range Fund



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A Member of the
DEUTSCHE BANK GROUP
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Lifecycle Funds
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TABLE OF CONTENTS


       LETTER TO SHAREHOLDERS AND PERFORMANCE COMPARISONS ................   3

       LIFECYCLE FUNDS
          Statements of Assets and Liabilities ...........................  16
          Statements of Operations .......................................  17
          Statements of Changes in Net Assets ............................  18
          Financial Highlights ...........................................  21
          Notes to Financial Statements ..................................  24
          Report of Independent Accountants ..............................  27
          Tax Information ................................................  27

       ASSET MANAGEMENT PORTFOLIOS
          Schedules of Portfolio Investments .............................  28
          Statements of Assets and Liabilities ...........................  55
          Statements of Operations .......................................  56
          Statements of Changes in Net Assets ............................  57
          Financial Highlights ...........................................  60
          Notes to Financial Statements ..................................  61
          Report of Independent Accountants ..............................  66

       FUND TRUSTEES AND OFFICERS ........................................  67


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               The Funds are not insured by the FDIC and are not
               deposits, obligations of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
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Lifecycle Funds
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LETTER TO SHAREHOLDERS



We are pleased to present you with this annual report for Deutsche Asset Management's Lifecycle Long Range Fund--Investment Class, Lifecycle Mid Range Fund--Investment Class, and Lifecycle Short Range Fund--Investment Class (the 'Funds'), providing a review of the markets, the Portfolios (the Funds invest all of their assets in master portfolios with the same goals as the Funds), and our outlook as well as a complete financial summary of the Funds' operations and a listing of the Portfolios' holdings.

MARKET ACTIVITY
ECONOMIC ACTIVITY REMAINED SLUGGISH THROUGH MOST OF THE WORLD FOR THE FIRST HALF OF THE FUNDS' FISCAL YEAR. HOWEVER, THE POWERFUL POLICY RESPONSE OF FISCAL AND MONETARY STIMULUS OF CENTRAL BANKS AND GOVERNMENTS AROUND THE WORLD TO THE TRAGIC TERRORIST ATTACKS ON THE US OF SEPTEMBER 11TH BOLSTERED BOTH GLOBAL ECONOMIC ACTIVITY AND THE FINANCIAL MARKETS DURING THE SECOND HALF OF THE FUNDS' FISCAL YEAR.
o The economic slowdown began in the US and was the most prominent there, as households and businesses struggled to unwind the excesses built up during the late 1990s boom. Elsewhere, Japan's economy slipped back into a recession, and European economies overall gradually lost momentum.
o The terrorist attacks on the US of September 11th dramatically altered the economic and financial landscape. The greatest concern was the adverse effects of uncertainty and fear on household, business and investor behavior.
o The US Federal Reserve Board's already aggressive pace of interest rate cuts was stepped up in the aftermath of the attacks, as it began flooding the financial markets with liquidity. It cut interest rates three more times during the fourth quarter of 2001, bringing the targeted federal funds rate to 1.75%. Its objective was to stabilize consumer and business confidence.
o After the fears of business and consumer spending grinding to a standstill generated immediately following September 11th did not materialize, the primary debate within the financial markets centered upon when the global economy would emerge from its recessionary spiral.
o Economic data released during the first quarter of 2002 turned a little more positive and pointed to signs of a bottoming in the economy. It became clear by February 2002 that no more interest rate cuts would likely be forthcoming from the Federal Reserve Board during this cycle. In fact, in March, the Federal Reserve Board shifted from an easing to a neutral bias, citing a slow economic recovery in progress.

DESPITE THE BETTER ECONOMIC NEWS, SEVERAL FACTORS CONTRIBUTED TO ONGOING INVESTOR UNCERTAINTY DURING THE SECOND HALF OF THE FISCAL YEAR.
o Optimism over improved economic data turned to uncertainty around the polar opposites of a quick return to growth and inflationary pressures, which might mandate a quick series of interest rate increases by the Federal Reserve Board, and a fear that the nascent economic recovery might not be sustainable.
o The failure of Enron represented the largest corporate bankruptcy ever recorded. Fundamental concerns over Enron and other accounting issues raised the possibility that GAAP (Generally Accepted Accounting Principles) reported earnings may not be as transparent as formerly assumed.
o While there have been no major terrorist counterattacks on the US as a result of the war on terrorism, the Middle East conflict and its concomitant rhetoric was not helpful to the financial markets. The impact of oil price increases also began to be felt.
o Finally, turmoil in Argentina led to a default on its debt, devaluation of its currency and a succession of five presidents in a two-week period at the end of December 2001. The fallout from this debacle was felt throughout the emerging markets.

US EQUITIES
FOR THE FIRST HALF OF THE FISCAL YEAR, THE BROAD US EQUITY MARKET WAS DOWN SIGNIFICANTLY.
o The equity markets performed well overall from the start of the second calendar quarter of 2001 through mid-May, as the Federal Reserve Board actively cut interest rates and reports came in with an unexpectedly high US GDP growth rate for the prior quarter.


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Lifecycle Funds
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LETTER TO SHAREHOLDERS


o However, mixed economic signals, an ongoing stream of negative corporate earnings announcements and the tragic events of September 11th led to broad US equity market weakness from mid-May through much of the third calendar quarter of 2001.

THE BEGINNING OF THE FOURTH QUARTER OF 2001 SAW A REBOUND IN THE US EQUITY MARKETS, DESPITE A BACKGROUND OF WAR IN AFGHANISTAN, ANTHRAX OUTBREAKS IN THE US AND REPORTS OF LOWER THIRD QUARTER CORPORATE EARNINGS.
o Even the beaten down Technology sector rebounded strongly. Still, reports indicated that third quarter annualized Gross Domestic Product (GDP) fell 1.3% versus positive 0.3% for the second quarter.
o Both the President and the Federal Reserve Board initiated aggressive efforts to moderate the severity of a recession and stimulate the economy, including a proposed $100 billion government stimulus package, accelerated tax cuts and yet another interest rate cut.

IN NOVEMBER AND DECEMBER, THE US EQUITY MARKETS ADVANCED, AS TERRORISM REMAINED AWAY FROM AMERICAN SOIL AND MILITARY OPERATIONS IN AFGHANISTAN MET WITH EARLY SUCCESS.
o During November, new home and retail sales rose, while companies in certain retail and technology industries reported an improved earnings outlook. There were, however, continued signs of an economic downturn, as the National Association of Purchasing Managers (NAPM) Index shrank for the 15th month in a row. NAPM is one of the most widely known and watched indicators of business activity in the US and is currently known as the Institute of Supply Management (ISM). Also in November, the National Bureau of Economic Research formally acknowledged that the US had entered into a recession in March of 2001. The Federal Reserve Board reduced interest rates by an additional 0.50%.
o In December, the Federal Reserve Board made an additional interest rate cut of 0.25%, bringing the targeted federal funds rate down to just 1.75% by the end of the fourth quarter of 2001. During the month, there were some encouraging signs for the economy, including an unexpected rise in both the ISM Manufacturing Index and consumer confidence.

IN JANUARY AND FEBRUARY, THE PRIMARY FOCUS OF THE US EQUITY MARKETS WAS ON COMPANY FUNDAMENTALS AND THE US ECONOMY. AS INFORMATION PERTAINING TO THE ENRON CORPORATION'S FINANCIAL TROUBLES BECAME PUBLIC, INVESTOR CONCERNS WERE HEIGHTENED REGARDING CORPORATE ACCOUNTING METHODS.
o A number of companies with complex accounting practices were negatively impacted resulting in general equity market uncertainty and poor equity market performance. Regulators and rating agencies heightened their scrutiny of company financial reports and demanded greater disclosure of risk.
o On the positive side, there were several signs of economic recovery. In January, reports indicated an unexpected rise of 1.7% in annualized GDP growth for the fourth quarter of 2001. There was also data indicating rising consumer confidence. In February, there were reports of a 1.2% rise in retail sales, excluding autos, making this the largest gain in two years for retail sales. There was also a rise in the ISM Manufacturing Index to 54.7%, making this the first time in 18 months that the Index had risen above the 50% mark indicative of economic expansion.

DURING MARCH, INVESTORS FINALLY HEEDED THE SIGNS OF A RECOVERING ECONOMY, AND THE US EQUITY MARKETS RESPONDED POSITIVELY.
o The consumer also responded positively with sentiment towards the economy measured at the highest level since December 2000. Continuing signs of US economic recovery included a 55.6% reading of the ISM Manufacturing Index.
o On the other hand, increasing turmoil in the Middle East caused a rise in energy prices, and the unemployment rate increased slightly.

THE S&P 500 INDEX WAS VIRTUALLY FLAT, WITH A RETURN OF 0.21%, FOR THE TWELVE MONTH PERIOD.
o Small capitalization stocks, as measured by Russell 2000 Index, were up 13.98% for the annual period.
o Mid capitalization stocks, as measured by the S&P MidCap 400 Index, outperformed both their large cap and small cap brethren during the twelve months ended March 31, 2002, with a twelve month return of 18.86%.



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Lifecycle Funds
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LETTER TO SHAREHOLDERS


o Value stocks significantly outperformed growth stocks within all equity capitalizations during this annual period, as measured by the Russell Value Indices versus the Russell Growth Indices.

US BONDS
OVERALL, THE US FIXED INCOME MARKETS PERFORMED STRONGLY DURING THE FIRST HALF OF THE FISCAL YEAR, BOOSTED MOSTLY BY US ECONOMIC WEAKNESS.
o US nominal GDP growth fell through the period. Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened.
o This economic environment, along with tremendous volatility in the equity markets, led to fixed income being the asset class of choice throughout most of the first half.
o Also, the yield curve became increasingly more positively sloped since the first of the year 2001, as investors especially flocked to short-term Treasuries.

DURING THE SECOND HALF OF THE FISCAL YEAR, THE US FIXED INCOME MARKETS OVERALL PRODUCED LOW BUT POSITIVE NOMINAL RETURNS.
o Evidence of an improving US economy, better performance in the equity markets and a change in bias from 'easing' to 'neutral' by the Federal Reserve Board in March contributed most to the lackluster performance by the US fixed income markets.
o Credit spreads widened during the first quarter of 2002, as concerns over accounting practices heightened the focus of the fixed income markets on the credit quality of securities and drove investors toward higher quality issues.
o When the Federal Reserve Board shifted from an easing to a neutral bias in March, citing a slow economic recovery in progress, the fixed income markets began pricing in potential interest rate increases by mid-year 2002.
o All major components of the Lehman Aggregate Bond Index 1 outperformed US Treasuries for the six months ended March 31, 2002.

INTERNATIONAL MARKETS
OVERALL, THE ANNUAL PERIOD WAS NOT A GOOD ONE FOR WORLD EQUITY MARKETS, AS VIRTUALLY ALL OF THE MAJOR COUNTRY INDICES FOR JAPAN, GERMANY AND ELSEWHERE EXPERIENCED DRAMATIC WEAKNESS AND HIGH VOLATILITY.
o During the first half of the fiscal year, world equity markets were rattled by news of a continued economic slowdown in Europe and Asia. Even more worrisome was the confirmation of a US economic slowdown.
o Virtually all major equity markets in the European and Pacific regions recovered significantly during the fourth calendar quarter of 2001, as the heightened risk premium of the post-September 11th attacks diminished and the reduction in oil prices helped stabilize demand.
o After the sharp global economic slowdown of 2001, exacerbated by the World Trade Center terrorist attacks in the United States and the anticipated negative consumer reaction, global economies showed signs during the first quarter of 2002 of a potentially strong rebound. After a period of concerted easing by central banks around the globe, investors began to anticipate the beginning of a period of rising interest rates.
o Thus, for the first quarter of 2002, world equity markets, as measured by the MSCI EAFE Index, rose 0.97%, as equities struggled to maintain the momentum of the fourth quarter of 2001. From early January through mid-February, global equities actually declined. However, a rally then started, as the prospects for renewed economic growth rose. The equity rally lasted into March before faltering during the last two weeks of the quarter.
o Regionally, the Asian and Pacific Rim equity markets, excluding Japan, as measured by the MSCI Pacific ex-Japan Index, outpaced the European equity markets for the annual period, as measured by the MSCI Europe Index. Both regions outperformed the Japanese equity market, as measured by the MSCI Japan Index, for the twelve month period.
o International bond markets, as measured by the Salomon World Government Bond Index, were virtually flat for the annual period.




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1  The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
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Lifecycle Funds
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LETTER TO SHAREHOLDERS


                                                            CUMULATIVE                             AVERAGE ANNUAL
                                                         TOTAL RETURNS                              TOTAL RETURNS
   Periods Ended               1 Year   3 Years     5 Years      Since     1 Year    3 Years   5 Years      Since
   March 31, 2002                                          Inception 2                                Inception 2
------------------------------------------------------------------------------------------------------------------
 LIFECYCLE LONG RANGE FUND
   Investment Class 1           1.70%     2.29%     53.77%     115.75%      1.70%      0.76%     8.99%      9.62%
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 S&P 500 Index 3                0.21%    (7.43)%    62.30%     189.09%      0.21%     (2.54)%   10.17%     13.59%
------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
   Grade Bond Index 3           5.34%    20.75%     44.00%      71.89%      5.34%      6.49%     7.57%      6.71%
------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
   Long Range 3                 2.72%     5.08%     55.11%     131.33%      2.72%      1.66%     9.18%     10.58%
------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Funds Average 4              1.18%     4.45%     44.59%     113.22%      1.18%      1.30%     7.52%      9.32%
==================================================================================================================
 LIFECYCLE MID RANGE FUND
   Investment Class 1           2.48%     7.74%     49.88%      91.04%      2.48%      2.52%     8.43%      7.95%
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 S&P 500 Index 3                0.21%    (7.43)%    62.30%     186.33%      0.21%     (2.54)%   10.17%     13.31%
------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
   Grade Bond Index 3           5.34%    20.75%     44.00%      70.45%      5.34%      6.49%     7.57%      6.54%
------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
   Mid Range 3                  3.51%    10.21%     49.39%     104.11%      3.51%      3.29%     8.36%      8.84%
------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio
   Funds Average 4              1.18%     4.45%     44.59%     109.73%      1.18%      1.30%     7.52%      9.00%
==================================================================================================================
 LIFECYCLE SHORT RANGE FUND
   Investment Class 1           3.42%    12.13%     43.41%      71.08%      3.42%      3.89%     7.48%      6.55%
------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 3                0.21%    (7.43)%    62.30%     186.33%      0.21%     (2.54)%   10.17%     13.31%
------------------------------------------------------------------------------------------------------------------
 Salomon Broad Investment
   Grade Bond Index 3           5.34%    20.75%     44.00%      70.45%      5.34%      6.49%     7.57%      6.54%
------------------------------------------------------------------------------------------------------------------
 Asset Allocation Index--
   Short Range 3                4.18%    15.19%     42.97%      80.17%      4.18%      4.83%     7.41%      7.24%
------------------------------------------------------------------------------------------------------------------
 Lipper Income Funds Average 4  3.40%    11.31%     40.62%      92.34%      3.40%      3.56%     6.97%      7.89%


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1  PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
   SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Merger and acquisition transactions may be renegotiated, terminated, or delayed and in the event that these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than expected.
2 The Fund's inception dates are: Lifecycle Long Range Fund: November 16, 1993, Lifecycle Mid Range Fund: October 14, 1993, Lifecycle Short Range Fund:
   October 15, 1993. Benchmark returns are for the periods beginning November 30, 1993, for the Lifecycle Long Range Fund--Investment Class and October 31, 1993, for the Lifecycle Mid Range Fund--Investment Class and Lifecycle Short Range Fund--Investment Class.
3 The Asset Allocation Indices are calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of each Fund's neutral position. In the case of Asset Allocation--Long Range the neutral position is stocks: 55%, bonds: 35% and cash: 10%. In the case of Asset Allocation--Mid Range the neutral position is stocks: 35%, bonds:45% and cash: 20%. In the case of Asset Allocation--Short Range the neutral position is stocks: 15%, bonds: 55% and cash 30%. These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market. Benchmark returns do not reflect expenses that have been deducted from the Funds' returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.


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LETTER TO SHAREHOLDERS



CASH
Two important themes drove the performance of major currencies during the first half of the fiscal year. First, the global economic slowdown, led by the US. Second, aggressive direct official intervention by the Bank of Japan to depress the yen. The US dollar in particular was undermined by the first of these themes, as the market moved to discount a deeper and more prolonged slowdown of economic activity in the US. Consequently, the US dollar slipped from its multi-year highs in the third calendar quarter. The euro and, perhaps more surprisingly, the yen were both able to take advantage of the dollar's fragility.

During the fourth calendar quarter, the yen, which had begun 2001 at about 113 yen/dollar weakened to about 132 yen/dollar. The euro, which had entered 2001 at just under $.93/dollar ended the year worth $.87/dollar. During the first quarter of 2002, the Japanese yen strengthened versus the dollar. The surge in the Nikkei 225 Index1 during the month of March was due in part to yen repatriation, as the market was technically supported by strategic short selling mandated by the government to shore up corporate balance sheets before the March fiscal year close. The euro remained weak versus the dollar. The European Central Bank did not cut interest rates during the quarter. Concern over higher oil prices contributed to the weakness of the euro.

INVESTMENT REVIEW
All three Lifecycle Funds outperformed the S&P 500 Index and their respective Lipper category averages, but all three Lifecycle Funds underperformed the Salomon Broad Investment Grade Bond Index and their respective Asset Allocation indices for the annual period.

During the first half of the fiscal year, each Fund's overweighting in Canadian bonds, underweighting in US stocks and strong exposure to the euro versus the US dollar boosted performance. However, these positive contributors were overshadowed by the negative impact of each Fund's overweighting of certain international equity markets, such as Canada and Germany, and underweighting of US fixed income securities.

During the fourth calendar quarter of 2001, each Fund generally benefited from an underweighting to cash. The Funds held a neutral position in equities overall, but their slight underweighting in the strongly performing US equity market negatively impacted performance. The Funds' overweighting in fixed income began to hurt performance when the yield curve steepened more dramatically in November. On the currency front, the Funds' exposure to the British pound and the euro versus the dollar also hurt performance, as investors began to express more confidence in the US.

For most of the first quarter of 2002, the Funds benefited from their overweighting to fixed income. Even though in an absolute sense bonds did not provide dramatic performance, their relative value versus stocks was confirmed during the quarter. We had increased the Funds' position in equities to a slight overweighting, but uncertainty regarding corporate earnings and accounting issues impacted the equities markets during these months and thus the Funds did not benefit from this allocation. Currency positions continued to be a drag on Fund performance, as investors flocked to the dollar when the hopes of economic recovery began to reemerge in the US.

Our model's assessment of a wide variety of factors supported each Fund's allocation throughout the annual period.
o The Lifecycle Long Range's asset weightings were 58.61% in equities, 34.78% in bonds and 6.61% in cash and other short-term instruments as of March 31, 2002. 2
o The Lifecycle Mid Range's asset weightings were 36.94% in equities, 43.95% in bonds and 19.11% in cash and other short-term instruments as of March 31, 2002. 2
o The Lifecycle Short Range's asset weightings were 16.99% in equities, 52.20% in bonds and 30.81% in cash and other short-term instruments as of March 31, 2002. 2



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1  The Nikkei 225 Index is an unmanaged index measuring the composite price performance of selected Japanese stocks and is currently based on 225 highly capitalized stocks trading on the Tokyo Stock Exchange (TSE) representing a broad cross-section of Japanese industries.
2 Asset weightings include market value of futures contracts as of March 31, 2002.


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Lifecycle Funds
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LETTER TO SHAREHOLDERS



MANAGER OUTLOOK
Economic momentum appears to be building in the US, as the recovery nears the self-reinforcing stage.
o Consumer demand remains resilient, buoyed by monetary and fiscal stimulus, a firm housing market and solid gains in real incomes fueled by strong productivity growth. Even business investment, which was hardest hit during the slump, is beginning to improve.
o At the same time, an upturn in the inventory cycle is adding to the recovery dynamic in classic fashion, ie by reviving manufacturing production, boosting job and income growth, and reinforcing the improvement in demand.
o After six quarters of Gross Domestic Product (GDP) growth averaging below 1%, the US seems to be returning to a trend-like 3.0% to 3.5% growth rate--a bit faster even than we had anticipated.
o Although the Federal Reserve Board is unlikely to take action immediately, due to the lack of clear-cut signs of above-trend growth and rising inflation risks, we anticipate that it will slowly begin the process of unwinding the emergency interest rate cuts it made late in 2001 by its June 2002 meeting. We believe the Federal Reserve Board will then likely continue adjusting short-term rates back to a more historically 'normal' level over the subsequent six to twelve months. We would expect the European Central Bank and the UK to follow this pattern, but Japan still suffers from deflation and is unlikely, in our view, to tighten monetary policy for at least a year.

IN OUR VIEW, THE ECONOMIC ENVIRONMENT REMAINS SUPPORTIVE OF US EQUITIES, WITH CLEAR SIGNS OF A DOMESTIC RECOVERY AND EVIDENCE OF BENEFICIAL TRENDS IN LABOR COSTS. AT THE SAME TIME, HOWEVER, US EQUITY VALUATIONS REMAIN HIGH.
o Also, a strong rebound in earnings relative to other regions is already reflected in US equity market prices.
o Elsewhere in North America, we expect Canadian equities to perform well, reflecting the exposure of this market to commodity prices and the world trade cycle. Canadian equities are also priced more reasonably than US equities.

WE BELIEVE UPWARD RISK TO US BOND YIELDS WILL LIKELY CONTINUE DUE TO STRONG ECONOMIC DATA, HIGHER OIL PRICES AND THE PROSPECT OF INTEREST RATE INCREASES BY JUNE.
o At the same time, while the fixed income markets have given up ground as the economic recovery has strengthened, we believe these markets have already discounted at least as much Federal Reserve Board tightening for 2002 as we expect.
o The yield curve will likely begin flattening once the Federal Reserve Board actually starts raising interest rates and will probably continue returning to a more typical, flatter configuration as short-term interest rates are restored to more historically 'normal' levels.
o In our view, short and intermediate-term fixed income yields may rise further over the next year or so, as Federal Reserve Board tightening of monetary policy plays out. We believe longer-term fixed income yields need not increase much further at all, especially given the likely benign inflation backdrop.
o As economic growth takes hold and companies return to profitability, corporate bonds should perform particularly well in our opinion.

WE EXPECT THE THEME OF CYCLICAL RECOVERY TO CONTINUE TO INFLUENCE INTERNATIONAL EQUITY MARKETS FOR AT LEAST ONE MORE QUARTER, OFFERING PARTICULAR SUPPORT TO EQUITIES IN CONTINENTAL EUROPE, ASIA AND JAPAN. LATIN AMERICAN EQUITY MARKETS ARE EXPECTED TO CONTINUE TO BENEFIT FROM HIGHER COMMODITY PRICES AND IMPROVED DOMESTIC DEMAND.
o We believe that European equity markets should see strength at least over the coming quarter, based on supportive earnings revisions, particularly in Germany and France. While Europe as a region has struggled of late, global monetary easing, inventory adjustments, tax reductions and abating inflation are expected to help boost corporate profitability. Also, the recent formal introduction of the euro creates a level playing field for all companies and increases competitive pressures and thus corporate productivity and efficiency. Pension reforms instituted by several nations, including Germany and Italy, are also a positive in that they encourage increased investor savings. Fortunately, central bankers in Europe still have considerable reserves of ammunition to re-stimulate demand going forward.



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LETTER TO SHAREHOLDERS


o The situation in Japan remains a concern for many fundamental reasons. Primarily, we are skeptical that Prime Minister Koizumi can deliver on his reform program. Our outlook for the Japanese Financial sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other. (Cross shareholding is a traditional practice under which companies hold each other's shares through a subsidiary, affiliated company and/or business partner.) In our view, for the Japanese economy as well as its equity market to show a sustainable upturn, we need to see a number of reforms from the Japanese government that address the problems of cross shareholdings, problem loans and pension underfunding. We also need to see, in our opinion, an effective policy by the Bank of Japan to stop the deflation (ie a decline in the prices of goods and services). Under the current stance of the Bank of Japan, the yen should stay comparatively strong over the short term due to certain technical and seasonal factors, but may weaken again from summer onwards.
o Elsewhere in Asia, the outlook is more positive. We believe that should the US economic recovery take hold during the second half of 2002 as anticipated, then those equity markets heavily driven by exports and the Information Technology sector may benefit. Most prominently, these markets include Taiwan and South Korea. We are also bullish on certain domestic sectors, such as Consumer Staples, in China and India. Both of these nations are experiencing high Gross Domestic Product (GDP) growth. Also, both of these nations have closed economies and are thus more dependent on domestic growth and more insulated from global economic and political events.
o Our view on European fixed income is mixed. While cyclical improvements and the recent increases in the price of oil inevitably put pressure on European yields, it remains to be seen the extent to which these factors have been priced into the market.

OUR CURRENCY OUTLOOK IS CAUTIOUS.
o In our view, the euro remains stuck in a broad range versus the US dollar. Our currency model continues to recommend an overweight in the euro, as it is our expectation that as economic recovery becomes global, the Funds' position in the undervalued euro will enhance performance.
o While Japanese policy is supportive of further yen weakness, we believe cyclical recovery forces will cap any depreciation. However, we see some potential for yen weakness versus the euro in the months ahead.
o On the surface, the US economic recovery would seem to point to a stronger US dollar ahead. However, the currently low capacity utilization rate of the US is expected to reduce potential return on investment, thus possibly impacting the amount of foreign capital inflow to the US. This scenario, if realized, would keep the US dollar weaker than one might anticipate in a traditional economic recovery.

We intend to stay disciplined to the Funds' model-driven investment strategy. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to achieve the Funds' objectives.

We value your ongoing support of the Lifecycle Funds and look forward to continuing to serve your investment needs in the years ahead.







/S/SIGNATURES

Janet Campagna and Robert Wang
Portfolio Managers of the LIFECYCLE FUNDS
March 31, 2002


--------------------------------------------------------------------------------

Lifecycle Long Range Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


 ASSET ALLOCATION (as of 3/31/02)
 (percentages are based on market value of total investments in the Portfolio)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Bonds 34.85%
Short-term Instruments 13.06%
Stocks 52.09%


This chart shows Lifecycle Long Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell futures contracts to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.




--------------------------------------------------------------------------------
 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------

   General Electric Co. .......................  1.79%
   Microsoft Corp. ............................  1.60
   Exxon Mobil Corp. ..........................  1.44
   Wal-Mart Stores, Inc. ......................  1.31
   Citigroup, Inc. ............................  1.23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 FIVE LARGEST FIXED INCOME LONG TERMS ECURITIES (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------

   US Treasury Bond, 8.125%, 8/15/19 .....................  2.53%
   Chase Mortgage Finance, 6.75%, 10/25/28 ...............  0.95
   Harrisburg, PA Hsg. Corp., 10.00%, 7/15/24 ............  0.94
   FHLMC, 7.00%, 1/15/11 .................................  0.93
   GTHEL 99-H AF5, 7.60%, 12/15/29 .......................  0.92
--------------------------------------------------------------------------------



OBJECTIVE
Seeks high total return with reduced risk over the long term by allocating investments among stocks, bonds and short term instruments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.


--------------------------------------------------------------------------------

Lifecycle Long Range Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1


Lifecycle Long Range Fund--Investment Class, S&P 500 Index,
Salomon Broad Investment Grade Bond Index,
Asset Allocation Index--Long Range and Lipper Flexible Portfolio Funds Average Growth of a $10,000 Investment (since inception) 2
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Deutsche Lifecycle                    SSB Broad          Asset        Lipper Flexible
            Long Range Fund--     S&P 500     Investment Grade  Allocation Index  Portfolio Funds
             Investment Class      Index          Bond Index 3   --Long Range 3       Average 4

11/16/93        $10,000           $10,000          $10,000          $10,000           $10,000
11/30/93          9,930            10,000           10,000           10,000            10,000
12/31/93         10,030            10,121           10,056           10,089            10,177
1/31/94          10,210            10,465           10,192           10,329            10,425
2/28/94           9,990            10,182           10,023           10,117            10,240
3/31/94           9,680             9,738            9,774            9,789             9,898
4/30/94           9,704             9,862            9,701            9,835             9,916
5/31/94           9,744            10,024            9,700            9,926             9,954
6/30/94           9,534             9,778            9,679            9,789             9,793
7/31/94           9,738            10,099            9,862           10,034             9,984
8/31/94           9,909            10,513            9,873           10,268            10,219
9/30/94           9,698            10,256            9,732           10,081            10,059
10/31/94          9,764            10,486            9,722           10,207            10,133
11/30/94          9,611            10,105            9,696            9,997             9,899
12/31/94          9,735            10,254            9,770           10,110             9,963
1/31/95           9,950            10,520            9,972           10,333            10,065
2/28/95          10,216            10,930           10,205           10,644            10,354
3/31/95          10,319            11,253           10,264           10,843            10,563
4/30/95          10,525            11,583           10,404           11,076            10,775
5/31/95          10,886            12,047           10,817           11,479            11,136
6/30/95          11,000            12,326           10,893           11,659            11,389
7/31/95          11,166            12,735           10,871           11,869            11,695
8/31/95          11,208            12,767           10,996           11,940            11,779
9/30/95          11,479            13,306           11,099           12,261            12,050
10/31/95         11,511            13,258           11,248           12,300            11,980
11/30/95         11,837            13,840           11,423           12,670            12,367
12/31/95         11,973            14,107           11,581           12,872            12,535
1/31/96          12,267            14,587           11,660           13,150            12,801
2/29/96          12,223            14,723           11,462           13,144            12,884
3/31/96          12,321            14,864           11,379           13,185            12,962
4/30/96          12,390            15,082           11,295           13,263            13,135
5/31/96          12,598            15,471           11,289           13,455            13,317
6/30/96          12,686            15,530           11,435           13,549            13,300
7/31/96          12,302            14,844           11,466           13,239            12,916
8/31/96          12,545            15,157           11,449           13,392            13,145
9/30/96          13,075            16,010           11,648           13,894            13,621
10/31/96         13,421            16,452           11,910           14,220            13,859
11/30/96         14,143            17,696           12,106           14,900            14,516
12/31/96         13,867            17,346           12,000           14,698            14,368
1/31/97          14,498            18,430           12,045           15,230            14,881
2/28/97          14,486            18,574           12,059           15,307            14,845
3/31/97          14,031            17,810           11,937           14,913            14,411
4/30/97          14,583            18,873           12,108           15,485            14,800
5/31/97          15,146            20,023           12,221           16,062            15,436
6/30/97          15,661            20,922           12,367           16,532            15,906
7/31/97          16,688            22,585           12,702           17,419            16,835
8/31/97          15,992            21,320           12,593           16,837            16,322
9/30/97          16,686            22,489           12,778           17,439            17,003
10/31/97         16,389            21,738           12,961           17,214            16,629
11/30/97         16,816            22,744           13,021           17,687            16,918
12/31/97         17,062            23,135           13,154           17,925            17,132
1/31/98          17,266            23,392           13,324           18,124            17,239
2/28/98          18,109            25,079           13,315           18,844            18,107
3/31/98          18,759            26,363           13,367           19,410            18,729
4/30/98          18,952            26,629           13,436           19,562            18,909
5/31/98          18,900            26,171           13,565           19,450            18,689
6/30/98          19,373            27,233           13,676           19,949            19,048
7/31/98          19,270            26,942           13,705           19,855            18,811
8/31/98          17,727            23,052           13,915           18,393            16,928
9/30/98          18,492            24,522           14,243           19,200            17,603
10/31/98         19,314            26,518           14,179           20,037            18,485
11/30/98         19,994            28,128           14,257           20,751            19,277
12/31/98         20,659            29,748           14,301           21,439            20,121
1/31/99          21,109            30,992           14,407           21,995            20,577
2/28/99          20,592            30,028           14,154           21,490            19,952
3/31/99          21,092            31,229           14,235           22,015            20,522
4/30/99          21,612            32,438           14,283           22,517            21,074
5/31/99          21,209            31,672           14,152           22,161            20,711
6/30/99          21,865            33,430           14,104           22,821            21,438
7/31/99          21,387            32,387           14,048           22,407            21,008
8/31/99          21,421            32,228           14,038           22,350            20,853
9/30/99          21,182            31,345           14,206           22,117            20,622
10/31/99         21,903            33,329           14,249           22,919            21,210
11/30/99         22,161            34,012           14,248           23,186            21,552
12/31/99         23,277            36,009           14,183           23,908            22,534
1/31/00          22,623            34,201           14,143           23,235            21,909
2/29/00          22,933            33,555           14,308           23,099            22,138
3/31/00          23,930            36,837           14,494           24,458            23,234
4/30/00          23,412            35,728           14,450           24,039            22,753
5/31/00          23,102            34,995           14,438           23,775            22,423
6/30/00          23,637            35,860           14,739           24,282            22,902
7/31/00          23,501            35,300           14,875           24,163            22,682
8/31/00          24,371            37,493           15,087           25,122            23,824
9/30/00          23,559            35,513           15,189           24,465            23,115
10/31/00         23,521            35,364           15,286           24,476            22,877
11/30/00         22,512            32,577           15,535           23,568            21,960
12/31/00         22,699            32,737           15,828           23,799            22,455
1/31/01          23,333            33,899           16,090           24,418            22,915
2/28/01          22,007            30,807           16,233           23,278            21,582
3/31/01          21,215            28,854           16,318           22,520            20,591
4/30/01          22,110            31,096           16,241           23,455            21,572
5/31/01          22,189            31,304           16,348           23,604            21,729
6/30/01          21,931            30,544           16,402           23,323            21,336
7/31/01          21,990            30,244           16,778           23,393            21,303
8/31/01          21,370            28,351           16,965           22,686            20,550
9/30/01          20,409            26,051           17,174           21,785            19,550
10/31/01         20,811            26,550           17,520           22,175            19,991
11/30/01         21,536            28,584           17,280           23,007            20,916
12/31/01         21,575            28,842           17,177           23,077            21,576
1/31/02          21,392            28,410           17,313           22,954            20,978
2/28/02          21,230            27,864           17,478           22,791            20,651
3/31/02          21,575            28,909           17,189           23,133            21,322

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year   5 Years       Since
   March 31, 2002                                                  inception 2
--------------------------------------------------------------------------------

 Lifecycle Long Range Fund--Investment Class      1.70%     8.99%        9.62%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is November 16, 1993. Benchmark returns are for the periods beginning November 30, 1993.
3 Asset Allocation Index--Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.


--------------------------------------------------------------------------------

Lifecycle Mid Range Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


--------------------------------------------------------------------------------
 ASSET ALLOCATION (as of 3/31/02)
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Bonds 44.77%
Short-term Instruments 22.41%
Stocks 32.82%

This chart shows Lifecycle Mid Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell futures contracts to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.





--------------------------------------------------------------------------------
 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------

   General Electric ............................ 1.09%
   Microsoft Corp. ............................. 0.97
   Exxon Mobil Corp. ........................... 0.88
   Wal Mart Stores, Inc. ....................... 0.80
   Citigroup, Inc. ............................. 0.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------

   US Treasury Bond, 8.125%, 8/15/19 ........................... 1.38%
   Harrisburg, PA., Hsg. Corp., 10.00% 7/15/24 ................. 1.38
   MMCA, 6.86%, 6/15/05 ........................................ 1.34
   Norwest Asset Securities, 7.25%, 12/25/29 ................... 1.33
   Conseco Finance, 7.60%, 12/15/29 ............................ 1.24
--------------------------------------------------------------------------------




OBJECTIVE
Seeks capital growth, current income and growth of income consistent with reasonable investment risk by allocating investments among stocks, bonds, and short-term instruments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.


--------------------------------------------------------------------------------

Lifecycle Mid Range Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1


Lifecycle Mid Range Fund--Investment Class, S&P 500 Index,
Salomon Broad Investment Grade Bond Index,
Asset Allocation Index--Mid Range and Lipper Flexible Portfolio Funds Average Growth of a $10,000 Investment (since inception) 2
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                                 Asset           Lipper
                                                 SSB Broad     Allocation       Flexible
              Deutsche Lifecycle  S&P 500     Investment Grade   Index--       Portfolio
                Mid Range Inv      Index 3       Bond Index 3   Mid Range 3  Funds Average 4
10/14/93           $10,000        $10,000         $10,000        $10,000        $10,000
10/31/93             9,920         10,000          10,000         10,000         10,000
11/30/93             9,800          9,905           9,916          9,934          9,859
12/31/93             9,875         10,025           9,972         10,007         10,035
1/31/94              9,976         10,366          10,107         10,193         10,280
2/28/94              9,785         10,085           9,939         10,024         10,098
3/31/94              9,503          9,645           9,692          9,765          9,761
4/30/94              9,471          9,769           9,619          9,781          9,778
5/31/94              9,521          9,929           9,618          9,842          9,816
6/30/94              9,410          9,685           9,598          9,756          9,658
7/31/94              9,545         10,003           9,780          9,959          9,846
8/31/94              9,657         10,413           9,791         10,113         10,079
9/30/94              9,514         10,158           9,650          9,969          9,922
10/31/94             9,558         10,387           9,640         10,051          9,995
11/30/94             9,465         10,009           9,615          9,919          9,763
12/31/94             9,543         10,157           9,688         10,015          9,826
1/31/95              9,700         10,420           9,888         10,209          9,925
2/28/95              9,908         10,826          10,119         10,465         10,210
3/31/95             10,001         11,146          10,178         10,611         10,417
4/30/95             10,151         11,473          10,317         10,796         10,626
5/31/95             10,446         11,932          10,727         11,151         10,982
6/30/95             10,551         12,209          10,801         11,288         11,234
7/31/95             10,631         12,614          10,780         11,419         11,538
8/31/95             10,695         12,646          10,904         11,500         11,620
9/30/95             10,876         13,180          11,006         11,729         11,888
10/31/95            10,941         13,132          11,154         11,796         11,817
11/30/95            11,188         13,709          11,328         12,070         12,200
12/31/95            11,313         13,973          11,484         12,240         12,366
1/31/96             11,510         14,448          11,562         12,434         12,628
2/29/96             11,412         14,583          11,366         12,390         12,711
3/31/96             11,466         14,723          11,284         12,400         12,787
4/30/96             11,525         14,939          11,200         12,433         12,960
5/31/96             11,668         15,325          11,195         12,554         13,139
6/30/96             11,757         15,383          11,339         12,654         13,121
7/31/96             11,506         14,703          11,370         12,485         12,742
8/31/96             11,661         15,013          11,353         12,580         12,967
9/30/96             12,039         15,858          11,550         12,938         13,435
10/31/96            12,316         16,296          11,810         13,205         13,669
11/30/96            12,854         17,528          12,005         13,664         14,316
12/31/96            12,637         17,181          11,899         13,527         14,171
1/31/97             13,058         18,255          11,944         13,859         14,676
2/28/97             13,069         18,397          11,958         13,914         14,640
3/31/97             12,746         17,641          11,837         13,662         14,213
4/30/97             13,135         18,694          12,006         14,049         14,595
5/31/97             13,525         19,833          12,119         14,422         15,223
6/30/97             13,899         20,723          12,263         14,736         15,686
7/31/97             14,613         22,371          12,595         15,339         16,601
8/31/97             14,161         21,118          12,487         14,993         16,097
9/30/97             14,662         22,275          12,671         15,393         16,768
10/31/97            14,506         21,531          12,852         15,325         16,398
11/30/97            14,782         22,528          12,912         15,618         16,681
12/31/97            14,979         22,915          13,044         15,797         16,892
1/31/98             15,160         23,170          13,212         15,965         16,996
2/28/98             15,666         24,840          13,203         16,374         17,852
3/31/98             16,101         26,112          13,255         16,712         18,465
4/30/98             16,245         26,376          13,323         16,825         18,642
5/31/98             16,297         25,922          13,451         16,811         18,421
6/30/98             16,614         26,975          13,562         17,126         18,773
7/31/98             16,574         26,686          13,590         17,093         18,537
8/31/98             15,785         22,833          13,798         16,362         16,675
9/30/98             16,336         24,289          14,124         16,918         17,340
10/31/98            16,747         26,266          14,060         17,379         18,211
11/30/98            17,159         27,861          14,138         17,803         18,993
12/31/98            17,532         29,466          14,181         18,200         19,826
1/31/99             17,831         30,697          14,286         18,540         20,275
2/28/99             17,416         29,743          14,036         18,203         19,657
3/31/99             17,731         30,932          14,116         18,520         20,220
4/30/99             18,048         32,129          14,163         18,811         20,766
5/31/99             17,798         31,371          14,033         18,593         20,409
6/30/99             18,143         33,112          13,986         18,942         21,127
7/31/99             17,890         32,079          13,930         18,716         20,704
8/31/99             17,924         31,922          13,920         18,693         20,549
9/30/99             17,856         31,047          14,087         18,632         20,319
10/31/99            18,212         33,013          14,129         19,085         20,897
11/30/99            18,365         33,689          14,128         19,237         21,237
12/31/99            19,043         35,667          14,064         19,610         22,203
1/31/00             18,651         33,876          14,024         19,257         21,588
2/29/00             18,958         33,236          14,188         19,248         21,811
3/31/00             19,468         36,487          14,372         20,039         22,896
4/30/00             19,195         35,388          14,329         19,820         22,423
5/31/00             19,041         34,663          14,317         19,694         22,098
6/30/00             19,434         35,519          14,615         20,066         22,570
7/31/00             19,397         34,965          14,750         20,058         22,352
8/31/00             19,893         37,136          14,961         20,644         23,481
9/30/00             19,507         35,176          15,062         20,347         22,782
10/31/00            19,507         35,028          15,158         20,396         22,545
11/30/00            19,083         32,268          15,405         20,006         21,641
12/31/00            19,265         32,426          15,695         20,231         22,133
1/31/01             19,700         33,577          15,955         20,660         22,585
2/28/01             19,038         30,515          16,097         20,099         21,270
3/31/01             18,641         28,580          16,181         19,719         20,290
4/30/01             19,079         30,801          16,105         20,231         21,261
5/31/01             19,155         31,007          16,211         20,353         21,413
6/30/01             19,060         30,254          16,264         20,222         21,024
7/31/01             19,213         29,957          16,638         20,375         20,961
8/31/01             18,925         28,082          16,822         20,044         20,211
9/30/01             18,444         25,813          17,030         19,605         19,223
10/31/01            18,754         26,297          17,374         19,925         19,655
11/30/01            19,142         28,311          17,136         20,346         20,570
12/31/01            19,104         28,567          17,033         20,362         21,245
1/31/02             19,025         28,139          17,168         20,333         20,633
2/28/02             18,986         27,599          17,332         20,289         20,384
3/31/02             19,104         28,633          17,045         20,411         20,973


--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year   5 Years         Since
   March 31, 2002                                                   inception 2
--------------------------------------------------------------------------------

 Lifecycle Mid Range Fund--Investment Class       2.48%     8.43%         7.95%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is October 14, 1993. Benchmark returns are for the periods beginning October 31, 1993.
3 Asset Allocation Index--Mid Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 35%; bonds: 45%; cash: 20%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.


--------------------------------------------------------------------------------

Lifecycle Short Range Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


--------------------------------------------------------------------------------
 ASSET ALLOCATION (as of 3/31/02)
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Bonds 54.09%
Short-term Instruments 32.26%
Stocks 13.65%

This chart shows Lifecycle Short Range Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell futures contracts to increase or decrease the Fund's exposure to the stock market. Futures contracts are not reflected in the chart above.





--------------------------------------------------------------------------------
 FIVE LARGEST COMMON STOCK HOLDINGS
 (percentages are based on total net asset of the Portfolio)
--------------------------------------------------------------------------------

   General Electric ............................ 0.45%
   Microsoft Corp. ............................. 0.41
   Exxon Mobil Corporation ..................... 0.37
   Wal Mart Stores, Inc. ....................... 0.33
   Citigroup, Inc. ............................. 0.31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------

   US Treasury Bond, 8.125%, 8/15/19 .......................... 1.99%
   Harrisburg, PA., Hsg. Corp., 10.00%, 7/15/24 ............... 1.93
   Norwest Asset Securities, 7.25%, 12/25/29 .................. 1.84
   Conseco Finance, 7.60%, 12/15/29 ........................... 1.70
   Chase Mortgage Finance Co., 6.75%, 10/25/28 ................ 1.68
--------------------------------------------------------------------------------





OBJECTIVE
Seeks high current income consistent with conservation of capital by allocating investments among stocks, bonds and short-term investments.

INVESTMENT INSTRUMENTS
Primarily common stocks, corporate and government issued intermediate- to long-term bonds, various government agency issued asset-backed securities, and all types of domestic and foreign securities and money market instruments.


--------------------------------------------------------------------------------

Lifecycle Short Range Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1


Lifecycle Short Range Fund--Investment Class, S&P 500 Index, Salomon Broad Investment Grade Bond Index, Asset Allocation Index--Short Range and Lipper Income Funds Average Growth of a $10,000 Investment (since inception) 2 [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                                  Asset
                Lifecycle Short                                Allocation        Lipper
                 Range Fund--       S&P 500    Salomon Broad      Index--     Income Funds
                  Investment         Index 3     BIG Index 3   Short Range 3     Average 4
10/15/93            $10,000         $10,000       $10,000        $10,000         $10,000
10/31/93              9,940          10,000        10,000         10,000          10,000
11/30/93              9,850           9,905         9,916          9,947           9,875
12/31/93              9,896          10,025         9,972         10,005          10,031
1/31/94               9,997          10,366        10,107         10,139          10,249
2/28/94               9,846          10,085         9,939         10,011           9,995
3/31/94               9,655           9,645         9,692          9,818           9,658
4/30/94               9,585           9,769         9,619          9,803           9,682
5/31/94               9,595           9,929         9,618          9,836           9,722
6/30/94               9,535           9,685         9,598          9,800           9,613
7/31/94               9,632          10,003         9,780          9,961           9,812
8/31/94               9,673          10,413         9,791         10,039          10,005
9/30/94               9,581          10,158         9,650          9,934           9,855
10/31/94              9,577          10,387         9,640          9,975           9,887
11/30/94              9,556          10,009         9,615          9,918           9,650
12/31/94              9,616          10,157         9,688          9,996           9,670
1/31/95               9,753          10,420         9,888         10,164           9,824
2/28/95               9,899          10,826        10,119         10,368          10,080
3/31/95               9,952          11,146        10,178         10,463          10,245
4/30/95              10,071          11,473        10,317         10,603          10,454
5/31/95              10,336          11,932        10,727         10,914          10,800
6/30/95              10,399          12,209        10,801         11,011          10,907
7/31/95              10,442          12,614        10,780         11,069          11,100
8/31/95              10,506          12,646        10,904         11,160          11,200
9/30/95              10,635          13,180        11,006         11,303          11,465
10/31/95             10,711          13,132        11,154         11,396          11,413
11/30/95             10,885          13,709        11,328         11,584          11,756
12/31/95             11,003          13,973        11,484         11,725          11,973
1/31/96              11,124          14,448        11,562         11,845          12,188
2/29/96              11,003          14,583        11,366         11,765          12,166
3/31/96              11,014          14,723        11,284         11,748          12,232
4/30/96              11,042          14,939        11,200         11,741          12,290
5/31/96              11,142          15,325        11,195         11,799          12,418
6/30/96              11,231          15,383        11,339         11,904          12,491
7/31/96              11,102          14,703        11,370         11,859          12,189
8/31/96              11,170          15,013        11,353         11,903          12,414
9/30/96              11,428          15,858        11,550         12,134          12,768
10/31/96             11,663          16,296        11,810         12,350          13,067
11/30/96             12,025          17,528        12,005         12,618          13,611
12/31/96             11,861          17,181        11,899         12,536          13,548
1/31/97              12,101          18,255        11,944         12,697          13,870
2/28/97              12,136          18,397        11,958         12,735          13,969
3/31/97              11,930          17,641        11,837         12,601          13,639
4/30/97              12,196          18,694        12,006         12,831          13,910
5/31/97              12,450          19,833        12,119         13,035          14,456
6/30/97              12,692          20,723        12,263         13,222          14,844
7/31/97              13,164          22,371        12,595         13,594          15,597
8/31/97              12,893          21,118        12,487         13,433          15,255
9/30/97              13,237          22,275        12,671         13,671          15,869
10/31/97             13,190          21,531        12,852         13,728          15,643
11/30/97             13,345          22,528        12,912         13,875          15,928
12/31/97             13,491          22,915        13,044         14,006          16,233
1/31/98              13,661          23,170        13,212         14,148          16,237
2/28/98              13,923          24,840        13,203         14,311          16,771
3/31/98              14,158          26,112        13,255         14,472          17,270
4/30/98              14,276          26,376        13,323         14,555          17,312
5/31/98              14,394          25,922        13,451         14,612          17,202
6/30/98              14,574          26,975        13,562         14,785          17,367
7/31/98              14,574          26,686        13,590         14,798          17,100
8/31/98              14,363          22,833        13,798         14,623          15,786
9/30/98              14,775          24,289        14,124         14,975          16,465
10/31/98             14,948          26,266        14,060         15,138          16,918
11/30/98             15,148          27,861        14,138         15,337          17,439
12/31/98             15,316          29,466        14,181         15,513          17,789
1/31/99              15,464          30,697        14,286         15,691          17,858
2/28/99              15,094          29,743        14,036         15,480          17,521
3/31/99              15,256          30,932        14,116         15,640          17,841
4/30/99              15,421          32,129        14,163         15,777          18,441
5/31/99              15,256          31,371        14,033         15,660          18,227
6/30/99              15,392          33,112        13,986         15,781          18,512
7/31/99              15,242          32,079        13,930         15,692          18,212
8/31/99              15,242          31,922        13,920         15,693          17,997
9/30/99              15,272          31,047        14,087         15,754          17,667
10/31/99             15,408          33,013        14,129         15,948          18,091
11/30/99             15,484          33,689        14,128         16,016          18,054
12/31/99             15,817          35,667        14,064         16,138          18,346
1/31/00              15,651          33,876        14,024         16,012          17,967
2/29/00              15,908          33,236        14,188         16,091          17,629
3/31/00              16,136          36,487        14,372         16,467          18,649
4/30/00              15,983          35,388        14,329         16,389          18,377
5/31/00              15,937          34,663        14,317         16,360          18,451
6/30/00              16,227          35,519        14,615         16,630          18,518
7/31/00              16,274          34,965        14,750         16,698          18,606
8/31/00              16,526          37,136        14,961         17,010          19,439
9/30/00              16,416          35,176        15,062         16,966          19,286
10/31/00             16,447          35,028        15,158         17,041          19,214
11/30/00             16,400          32,268        15,405         17,021          18,702
12/31/00             16,591          32,426        15,695         17,237          19,364
1/31/01              16,852          33,577        15,955         17,520          19,657
2/28/01              16,640          30,515        16,097         17,386          19,266
3/31/01              16,542          28,580        16,181         17,294          18,908
4/30/01              16,673          30,801        16,105         17,474          19,594
5/31/01              16,756          31,007        16,211         17,575          19,835
6/30/01              16,756          30,254        16,264         17,558          19,609
7/31/01              16,955          29,957        16,638         17,772          19,601
8/31/01              16,938          28,082        16,822         17,730          18,951
9/30/01              16,822          25,813        17,030         17,659          18,077
10/31/01             17,073          26,297        17,374         17,919          18,295
11/30/01             17,141          28,311        17,136         18,002          18,794
12/31/01             17,057          28,567        17,033         17,976          18,955
1/31/02              17,074          28,139        17,168         18,021          18,846
2/28/02              17,142          27,599        17,332         18,071          18,798
3/31/02              17,108          28,633        17,045         18,017          19,234


--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                  1 Year   5 Years        Since
   March 31, 2002                                                   inception 2
--------------------------------------------------------------------------------

 Lifecycle Short Range Fund--Investment Class      3.42%     7.48%       6.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is October 15, 1993. Benchmark returns are for the periods beginning October 31, 1993.
3 Asset Allocation Index--Short Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 15%; bonds: 55%; cash: 30%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.


--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES


                                                                                                  MARCH 31, 2002
                                                           LIFECYCLE            LIFECYCLE              LIFECYCLE
                                                   LONG RANGE FUND--     MID RANGE FUND--     SHORT RANGE FUND--
                                                    INVESTMENT CLASS     INVESTMENT CLASS       INVESTMENT CLASS

ASSETS
   Investments in portfolio, at value 1 .............   $143,395,979          $76,053,678            $26,871,938
   Receivable for capital shares sold ...............        130,236               47,695                 27,452
   Prepaid expenses and other .......................          9,260                7,922                  7,173
                                                        ------------          -----------            -----------
Total assets ........................................    143,535,475           76,109,295             26,906,563
                                                        ------------          -----------            -----------
LIABILITIES
   Payable for capital shares redeemed ..............      7,798,186            3,670,952              1,967,505
   Due to administrator .............................         46,073               16,518                  1,099
   Accrued expenses and other .......................         19,995               26,060                 19,175
                                                        ------------          -----------            -----------
Total liabilities ...................................      7,864,254            3,713,530              1,987,779
                                                        ------------          -----------            -----------
NET ASSETS ..........................................   $135,671,221          $72,395,765            $24,918,784
                                                        ============          ===========            ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ..................................   $142,840,162          $75,972,173            $25,386,766
   Undistributed net investment income ..............        553,942              377,425                188,566
   Accumulated net realized loss on investment
     and foreign currency transactions ..............     (2,577,734)          (3,259,843)              (685,733)
   Net unrealized depreciation on investments
     and foreign currencies .........................     (5,145,149)            (693,990)                29,185
                                                        ------------          -----------            -----------
NET ASSETS ..........................................   $135,671,221          $72,395,765            $24,918,784
                                                        ============          ===========            ===========
SHARES OUTSTANDING
   ($0.001 par value per share, unlimited
   number of shares authorized) .....................     12,783,967            7,423,606              2,471,685
                                                        ============          ===========            ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) .......   $      10.61          $      9.75            $     10.08
                                                        ============          ===========            ===========

--------------------------------------------------------------------------------
1 Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS


                                                                               FOR THE YEAR ENDED MARCH 31, 2002
                                                           LIFECYCLE            LIFECYCLE              LIFECYCLE
                                                   LONG RANGE FUND--     MID RANGE FUND--     SHORT RANGE FUND--
                                                    INVESTMENT CLASS     INVESTMENT CLASS       INVESTMENT CLASS

INVESTMENT INCOME
   Total income allocated from Portfolio ............    $ 5,034,227          $ 3,417,133             $1,226,496
   Less allocated expenses ..........................       (814,894)            (508,070)              (156,977)
                                                         -----------          -----------             ----------
   Net investment income allocated
     from Portfolio 1 ...............................      4,219,333            2,909,063              1,069,519
                                                         -----------          -----------             ----------
EXPENSES
   Administration and service fees ..................        964,623              550,054                169,969
   Professional fees ................................         29,668               29,679                 28,272
   Printing and shareholder reports .................         15,321               21,665                 15,957
   Registration fees ................................         13,769               12,358                 14,124
   Trustees fees ....................................         11,925               11,957                 12,025
   Miscellaneous ....................................            981                  253                    734
                                                         -----------          -----------             ----------
Total expenses ......................................      1,036,287              625,966                241,081
Less: fee waivers and/or expense
   reimbursements ...................................       (371,206)            (287,372)              (136,485)
                                                         -----------          -----------             ----------
Net expenses ........................................        665,081              338,594                104,596
                                                         -----------          -----------             ----------
NET INVESTMENT INCOME ...............................      3,554,252            2,570,469                964,923
                                                         -----------          -----------             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ........................       (167,840)              16,458                152,018
     Foreign currency transactions ..................       (102,848)            (211,069)               (47,659)
     Forward foreign currency transactions ..........       (276,546)              86,184                 26,540
     Futures transactions ...........................     (1,603,537)            (949,364)              (169,242)
     Net change in unrealized appreciation/
        depreciation on investments and
        foreign currencies ..........................      1,581,992              429,865                (57,876)
                                                         -----------          -----------             ----------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES ...............       (568,779)            (627,926)               (96,219)
                                                         -----------          -----------             ----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ..................................    $ 2,985,473          $ 1,942,543             $  868,704
                                                         ===========          ===========             ==========


--------------------------------------------------------------------------------
1 Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


 LIFECYCLE LONG RANGE FUND--INVESTMENT CLASS

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                                    2002                    2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................................  $  3,554,252            $  4,151,441
   Net realized loss from investment and foreign
      currency transactions ..............................................    (2,150,771)             (2,804,574)
   Net change in unrealized appreciation/depreciation
      on investments and foreign currencies ..............................     1,581,992             (18,548,687)
                                                                            ------------            ------------
Net increase (decrease) in net assets from operations ....................     2,985,473             (17,201,820)
                                                                            ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................    (2,887,081)             (2,799,236)
   Net realized gain .....................................................      (410,547)            (18,684,065)
                                                                            ------------            ------------
Total distributions ......................................................    (3,297,628)            (21,483,301)
                                                                            ------------            ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................................    54,373,064              34,495,098
   Dividend reinvestments ................................................     2,883,966              20,862,676
   Cost of shares redeemed ...............................................   (49,650,859)            (55,190,959)
                                                                            ------------            ------------
Net increase in net assets from capital share transactions ...............     7,606,171                 166,815
                                                                            ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................     7,294,016             (38,518,306)
NET ASSETS
   Beginning of year .....................................................   128,377,205             166,895,511
                                                                            ------------            ------------
   End of year (including undistributed net investment
      income of $553,942 and $72,911, respectively) ......................  $135,671,221            $128,377,205
                                                                            ============            ============




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


 LIFECYCLE MID RANGE FUND--INVESTMENT CLASS

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                                    2002                    2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................................  $  2,570,469            $  3,513,465
   Net realized loss from investment and foreign
     currency transactions ...............................................    (1,057,791)             (1,198,697)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................................       429,865              (6,165,420)
                                                                            ------------            ------------
Net increase (decrease) in net assets from operations ....................     1,942,543              (3,850,652)
                                                                            ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................    (2,370,278)             (2,802,292)
   Net realized gain .....................................................            --              (6,935,086)
                                                                            ------------            ------------
Total distributions ......................................................    (2,370,278)             (9,737,378)
                                                                            ------------            ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................................    34,354,886              23,303,126
   Dividend reinvestments ................................................     2,370,129               9,496,287
   Cost of shares redeemed ...............................................   (44,518,977)            (37,203,987)
                                                                            ------------            ------------
Net decrease in net assets from capital
   share transactions ....................................................    (7,793,962)             (4,404,574)
                                                                            ------------            ------------
TOTAL DECREASE IN NET ASSETS .............................................    (8,221,697)            (17,992,604)
NET ASSETS
   Beginning of year .....................................................    80,617,462              98,610,066
                                                                            ------------            ------------
   End of year (including undistributed net investment
     income of $377,425 and $246,828, respectively) ......................  $ 72,395,765            $ 80,617,462
                                                                            ============            ============




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


 LIFECYCLE SHORT RANGE FUND--INVESTMENT CLASS

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                                    2002                    2001


INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................................  $    964,923            $  1,433,636
   Net realized gain (loss) from investment and foreign
     currency transactions ...............................................       (38,343)               (216,305)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................................       (57,876)               (473,392)
                                                                            ------------            ------------
Net increase in net assets from operations ...............................       868,704                 743,939
                                                                            ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................      (788,403)             (1,172,483)
   Net realized gain .....................................................            --              (1,069,472)
                                                                            ------------            ------------
Total distributions ......................................................      (788,403)             (2,241,955)
                                                                            ------------            ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................................    11,839,665              17,451,045
   Dividend reinvestments ................................................       540,550               2,010,406
   Cost of shares redeemed ...............................................   (17,046,177)            (26,153,830)
                                                                            ------------            ------------
Net decrease in net assets from capital
   share transactions ....................................................    (4,665,962)             (6,692,379)
                                                                            ------------            ------------
TOTAL DECREASE IN NET ASSETS .............................................    (4,585,661)             (8,190,395)
NET ASSETS
   Beginning of year .....................................................    29,504,445              37,694,840
                                                                            ------------            ------------
   End of year (including undistributed (distributions in excess of)
     net investment income of $188,566 and $(12,209),
     respectively) .......................................................  $ 24,918,784            $ 29,504,445
                                                                            ============            ============





See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 LIFECYCLE LONG
 RANGE FUND--
 INVESTMENT                                                                           FOR THE YEARS ENDED MARCH 31,
 CLASS                                                            2002       2001        2000       1999       1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ..........................   $10.67     $13.86      $12.57     $14.57     $11.96
                                                                ------     ------      ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ....................................     0.26       0.34        0.33       0.43       0.32
   Net realized and unrealized gain (loss) on
     investments and foreign currencies .....................    (0.08)     (1.73)       1.32       1.27       3.57
                                                                ------     ------      ------     ------     ------
Total from investment operations ............................     0.18      (1.39)       1.65       1.70       3.89
                                                                ------     ------      ------     ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ....................................    (0.21)     (0.23)      (0.24)     (0.47)     (0.33)
   Net realized gain from investment transactions ...........    (0.03)     (1.57)      (0.12)     (2.98)     (0.95)
   Distributions in excess of
     net investment income ..................................       --         --          --      (0.25)        --
                                                                ------     ------      ------     ------     ------
Total distributions .........................................    (0.24)     (1.80)      (0.36)     (3.70)     (1.28)
                                                                ------     ------      ------     ------     ------
NET ASSET VALUE, END OF YEAR ................................   $10.61     $10.67      $13.86     $12.57     $14.57
                                                                ======     ======      ======     ======     ======
TOTAL INVESTMENT RETURN(1) ..................................     1.70%    (11.35)%     13.46%     12.44%     33.69%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ................... $135,671   $128,377    $166,896   $133,550   $138,801
   Ratios to average net assets:
   Net investment income ....................................     2.39%      2.78%       2.30%      2.51%      2.57%
     Expenses after waivers, including expenses
        of Asset Management Portfolio .......................     1.00%      1.00%       1.00%      1.00%      1.00%
     Expenses before waivers, including expenses
        of Asset Management Portfolio .......................     1.44%      1.45%       1.46%      1.44%      1.45%

--------------------------------------------------------------------------------
1 Total return would have been lower had certain expenses not been reimbursed or fees waived by the Investment Advisor and Administrator.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 LIFECYCLE MID
 RANGE FUND--
 INVESTMENT                                                                           FOR THE YEARS ENDED MARCH 31,
 CLASS                                                            2002       2001        2000       1999       1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...........................  $ 9.78     $11.38      $10.60     $12.32     $10.80
                                                                ------     ------      ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................................    0.30       0.42        0.32       0.32       0.37
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ......................   (0.06)     (0.86)       0.71       0.84       2.36
                                                                ------     ------      ------     ------     ------
Total from investment operations .............................    0.24      (0.44)       1.03       1.16       2.73
                                                                ------     ------      ------     ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................   (0.27)     (0.33)      (0.23)     (0.38)     (0.37)
   Net realized gain from investment transactions ............      --      (0.83)      (0.02)     (2.32)     (0.84)
   Distributions in excess of net realized gain ..............      --         --          --      (0.18)        --
                                                                ------     ------      ------     ------     ------
Total distributions ..........................................   (0.27)     (1.16)      (0.25)     (2.88)     (1.21)
                                                                ------     ------      ------     ------     ------
NET ASSET VALUE,
   END OF YEAR ...............................................  $ 9.75     $ 9.78      $11.38     $10.60     $12.32
                                                                ======     ======      ======     ======     ======
TOTAL INVESTMENT RETURN(1) ...................................    2.48%     (4.25)%      9.80%     10.12%     26.33%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) .......................................... $72,396    $80,617     $98,610    $77,556    $95,103
   Ratios to average net assets:
     Net investment income ...................................    3.04%      3.86%       3.03%      2.75%      3.31%
     Expenses after waivers, including expenses
        of Asset Management Portfolio II .....................    1.00%      1.00%       1.00%      1.00%      1.00%
     Expenses before waivers, including expenses
        of Asset Management Portfolio II .....................    1.54%      1.51%       1.51%      1.51%      1.48%

--------------------------------------------------------------------------------
1 Total return would have been lower had certain expenses not been reimbursed or fees waived by the Investment Advisor and Administrator.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 LIFECYCLE SHORT
 RANGE FUND--
 INVESTMENT                                                                           FOR THE YEARS ENDED MARCH 31,
 CLASS                                                            2002       2001        2000       1999      1998

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ...........................  $10.05     $10.54      $10.23     $10.82     $10.31
                                                                ------     ------      ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................................    0.38       0.48        0.39       0.40       0.44
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ......................   (0.04)     (0.21)       0.18       0.43       1.39
                                                                ------     ------      ------     ------     ------
Total from investment operations .............................    0.34       0.27        0.57       0.83       1.83
                                                                ------     ------      ------     ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................................   (0.31)     (0.40)      (0.26)     (0.44)     (0.46)
   Net realized gain from investment transactions ............      --      (0.36)         --      (0.76)     (0.86)
   Distributions in excess of net realized gains .............      --         --          --      (0.22)        --
                                                                ------     ------      ------     ------     ------
Total distributions ..........................................   (0.31)     (0.76)      (0.26)     (1.42)     (1.32)
                                                                ------     ------      ------     ------     ------
NET ASSET VALUE, END OF YEAR .................................  $10.08     $10.05      $10.54     $10.23     $10.82
                                                                ======     ======      ======     ======     ======
TOTAL INVESTMENT RETURN(1) ...................................    3.42%      2.52%       5.76%      7.76%     18.68%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) .................... $24,919    $29,504     $37,695    $44,532    $49,408
   Ratios to average net assets:
   Net investment income .....................................    3.69%      4.85%       3.61%      3.52%      4.06%
     Expenses after waivers, including expenses
        of Asset Management Portfolio III ....................    1.00%      1.00%       1.00%      1.00%      1.00%
     Expenses before waivers, including expenses
        of Asset Management Portfolio III ....................    1.86%      1.72%       1.67%      1.55%      1.58%

--------------------------------------------------------------------------------
1 Total return would have been lower had certain expenses not been reimbursed or fees waived by the Investment Advisor and Administrator.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BT Investment Funds (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. Lifecycle Long Range Fund--Investment Class, Lifecycle Mid Range Fund--Investment Class and Lifecycle Short Range Fund--Investment Class (each a 'Fund' and collectively the 'Funds') are three of the funds the Company offers to investors.

The investment objective of each Fund is as follows: Lifecycle Long Range Fund--to provide a high total return with reduced long-term risk by allocating investments among stocks, bonds and short-term instruments; Lifecycle Mid Range Fund--to seek capital growth, current income and growth of income, consistent with reasonable investment risk by allocating investments among stocks, bonds and short-term instruments; Lifecycle Short Range Fund--to seek high current income consistent with conservation of capital by allocating investments among stocks, bonds and short-term instruments. Each of the Funds seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio (Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a 'Portfolio' and collectively the 'Portfolios'). Asset Management Portfolio II and Asset Management Portfolio III, respectively are each a series of BT Investment Portfolios, an open-end management investment company registered under the Act. Details concerning the Funds' investment objectives and policies and the risk factors associated with each Fund's investments are described in their Prospectuses and Statements of Additional Information.

The Portfolio's financial statements accompany this report.

B. VALUATION OF SECURITIES
Each Fund determines the value of its investment in each Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets. On March 31, 2002, each Fund owned approximately the following percentage of the corresponding Portfolio.

Fund                      Percentage                            Portfolio
----                      ----------                           ----------
Long Range Fund                  25%           Asset Management Portfolio
Mid Range Fund                  100%        Asset Management Portfolio II
Short Range Fund                100%       Asset Management Portfolio III

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

C. INVESTMENT INCOME
Each Fund receives a daily allocation of each Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

D. DISTRIBUTIONS
Each Fund pays quarterly dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. Each Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is each Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is each Fund's Administrator. Each Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.65%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund through July 31, 2003, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of each Fund, including expenses of the Portfolio.

ICCC is each Fund's accounting and transfer agent.

Certain officers and directors of the Funds are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Funds for serving in these capacities.





--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 3--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                                                    For the Year Ended March 31, 2002
                                       ------------------------------------------------------------------------------
                                                Long Range Fund             Mid Range Fund           Short Range Fund
                                       ------------------------   ------------------------   ------------------------
                                           Shares        Amount       Shares        Amount       Shares        Amount
                                       ----------  ------------   ----------  ------------   ----------   -----------
Sold ................................   5,124,050  $ 54,373,064    3,478,121  $ 34,354,886    1,169,917   $11,839,665
Reinvested ..........................     271,244     2,883,966      243,758     2,370,129       53,840       540,550
Redeemed ............................  (4,640,245)  (49,650,859)  (4,545,428)  (44,518,977)  (1,687,631)  (17,046,177)
                                       ----------  ------------   ----------  ------------   ----------   -----------
Net increase (decrease) .............     755,049  $  7,606,171     (823,549) $ (7,793,962)    (463,874)  $(4,665,962)
                                       ==========  ============   ==========  ============   ==========   ===========


                                                                                    For the Year Ended March 31, 2001
                                       ------------------------------------------------------------------------------
                                                Long Range Fund             Mid Range Fund           Short Range Fund
                                       ------------------------   ------------------------   ------------------------
                                           Shares        Amount       Shares        Amount       Shares        Amount
                                       ----------  ------------   ----------  ------------    ---------   -----------
Sold ................................   2,870,707  $ 34,495,098    2,198,489  $ 23,303,126    1,775,669   $17,451,045
Reinvested ..........................   1,718,930    20,862,676      907,624     9,496,287      115,842     2,010,406
Redeemed ............................  (4,600,148)  (55,190,959)  (3,522,433)  (37,203,987)  (2,531,491)  (26,153,830)
                                       ----------  ------------   ----------  ------------    ---------   -----------
Net increase (decrease) .............     (10,511) $    166,815     (416,320) $ (4,404,574)    (639,980)  $(6,692,379)
                                       ==========  ============   ==========  ============   ==========   ===========



NOTE 4--FEDERAL INCOME TAXES
At March 31, 2002, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from foreign currency transactions, investments in foreign bond futures, differing treatments of partnership tax allocations and distribution reclassifications. These reclassifications resulted in the following increases/(decreases) in the components of net assets:

                           Undistributed         Undistributed Net             Paid In
Fund                                  NII      Realized Gain/(Loss)            Capital
----                       --------------      --------------------            -------
Lifecycle Long Range            $(186,140)               $4,196,061       $(4,009,921)
Lifecycle Mid Range             $ (69,594)               $   69,595       $        (1)
Lifecycle Short Range           $  24,256                $  (24,253)      $        (3)

The net unrealized appreciation/depreciation of each Fund's investment in the Portfolio consists of an allocated portion of the Portfolios appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles. Distributions during the year ended March 31, 2002 were characterized as follows for tax purposes:

                                 Ordinary            Long-term
Fund                               Income        Capital Gains
----                           ----------        -------------
Lifecycle Long Range           $2,840,989             $456,639
Lifecycle Mid Range            $2,370,278                $  --
Lifecycle Short Range          $  788,403                $  --

At March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                            Undistributed
                                 Ordinary         Capital Loss
Fund                               Income           Carryovers
----                        -------------         ------------
Lifecycle Long Range             $627,689           $1,172,495
Lifecycle Mid Range              $461,077           $  465,345
Lifecycle Short Range            $216,539           $    6,048





--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



At March 31, 2002, the Funds had capital loss carryovers available as a reduction against future net realized capital gains which expire in 2010:

Lifecycle Long Range                          $1,172,495
Lifecycle Mid Range                           $  465,345
Lifecycle Short Range                          $   6,048

At March 31, 2002, the following Funds deferred post-October currency and capital losses to the next fiscal year ending March 31, 2003.

                          Post October      Post October
                       Currency Losses      Capital Loss
Fund                          Deferred          Deferred
----                   ---------------      ------------
Lifecycle Long Range           $    --        $  318,098
Lifecycle Mid Range            $52,931        $1,006,469
Lifecycle Short Range          $19,496        $  187,823

NOTE 5--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2002, each Fund had the following number of shareholders who held in the aggregate the following percent of shares:

                        Number of      % of Outstanding
Fund                 Shareholders                Shares
----                 ------------      ----------------
Short Range Fund                1                 16.81






--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of BT Investment Funds and
Shareholders of the Lifecycle Long Range Fund--
Investment Class, Lifecycle Mid Range
Fund--Investment Class and Lifecycle Short Range
Fund--Investment Class:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lifecycle Long Range Fund--Investment Class, Lifecycle Mid Range Fund--Investment Class and Lifecycle Short Range Fund--Investment Class (three of the Funds comprising BT Investment Funds, hereafter referred to as the 'Funds') at March 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
May 3, 2002



--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended March 31, 2002


The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Lifecycle Long Range Fund distributed $456,639 of long term capital gains during the fiscal year ended March 31, 2002, all of which is taxable at the 20% capital gains rate.

Of the ordinary distributions made during the fiscal year ended March 31, 2002, the following percentages, qualified for the dividends received deduction available to corporate shareholders:

Lifecycle Long Range             33.59%
Lifecycle Mid Range              14.74%
Lifecycle Short Range             5.68%


Of the ordinary distributions made during the fiscal year ended March 31, 2002, the following percentages have been derived from investments in U.S. Treasury and other direct U.S. Government Obligations. All or a part of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Lifecycle Long Range             17.25%
Lifecycle Mid Range              23.33%
Lifecycle Short Range            31.99%






--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                                              VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--50.52%
              AEROSPACE--0.04%
        100   Raytheon Co. .................................  $     4,105
      5,300   Rockwell Automation, Inc. ....................      133,666
      5,100   Rockwell International Corp. .................      102,306
                                                              -----------
                                                                  240,077
                                                              -----------
              BANKS--0.76%
     12,100   BB&T Corp. ...................................      461,131
     57,000   JP Morgan Chase & Co. ........................    2,032,050
      2,400   Marshall & Ilsley Corp. ......................      149,376
      8,500   SouthTrust Corp. .............................      224,400
     38,000   Wachovia Corp. ...............................    1,409,040
      2,100   Zions Bancorporation .........................      124,467
                                                              -----------
                                                                4,400,464
                                                              -----------
              BASIC MATERIALS--1.44%
      5,800   Air Products & Chemicals, Inc. ...............      299,570
      8,100   Alcan, Inc. ..................................      321,003
     23,800   Alcoa, Inc. ..................................      898,212
      6,600   Allegheny Technologies, Inc. .................      109,164
     18,500   Archer-Daniels-Midland Co. ...................      257,705
     15,000   Barrick Gold Corp. ...........................      278,400
      4,400   Bemis Co. ....................................      239,140
        900   Boise Cascade Corp. ..........................       32,616
     27,200   Dow Chemical Co. .............................      889,984
     28,600   Du Pont (E.I.) de Nemours & Co. ..............    1,348,490
      3,500   Eastman Chemical Co. .........................      170,765
      2,700   Engelhard Corp. ..............................       83,781
      8,500   Freeport-McMoRan Copper & Gold,
               Inc.--Class B 1 .............................      149,770
      5,400   Georgia-Pacific Corp. ........................      161,730
        400   Great Lakes Chemical Corp. ...................       11,268
      8,200   Hercules, Inc. 1 .............................      109,142
      5,200   Inco, Ltd. 1 .................................      101,764
      1,800   International Flavors &
               Fragrances, Inc. ............................       62,946
     12,600   International Paper Co. ......................      541,926
      9,100   Louisiana-Pacific Corp. 1 ....................       97,734
      9,800   Newmont Mining Corp.
               Holding Co. .................................      271,362
      1,600   Nucor Corp. ..................................      102,784
      7,800   Pactiv Corp. 1 ...............................      156,156
      3,800   Phelps Dodge Corp. 1 .........................      159,980
     17,500   Placer Dome, Inc. ............................      214,375
      4,100   PPG Industries, Inc. .........................      225,131
      3,800   Praxair, Inc. ................................      227,240
      5,400   Rohm & Haas Co. ..............................      228,258
      1,200   Sigma-Aldrich Corp. ..........................       56,352
        900   Temple-Inland, Inc. ..........................       51,048
      2,100   Vulcan Materials Co. .........................       99,834

     SHARES   SECURITY                                              VALUE

      5,700   Weyerhaeuser Co. .............................  $   358,302
      2,400   Worthington Industries, Inc. .................       36,864
                                                              -----------
                                                                8,352,796
                                                              -----------
              BEVERAGES--0.04%
        600   Adolph Coors Co.--Class B ....................       40,482
      6,900   Pepsi Bottling Group, Inc. (The) .............      178,503
                                                              -----------
                                                                  218,985
                                                              -----------
              BIOPHARMACEUTICALS--0.05%
      6,700   Chiron Corp. 1 ...............................      307,463
                                                              -----------
              BIOTECHNOLOGY--0.14%
      7,200   Genzyme Corp.-General Division ...............      314,424
     17,400   Immunex Corp. 1 ..............................      526,524
                                                              -----------
                                                                  840,948
                                                              -----------
              CAPITAL GOODS--4.24%
      5,700   Allied Waste Industries, Inc. 1 ..............       74,100
     10,000   American Power Conversion
               Corp. 1 ......................................      147,800
      2,500   Avery DennisonCorp. .........................      152,575
     25,500   Boeing Co. ...................................    1,230,375
      9,000   Caterpillar, Inc. ............................      511,650
      4,200   Cooper Industries, Inc. ......................      176,190
        600   Crane Co. ....................................       16,404
        500   Cummins, Inc. ................................       23,615
      3,700   Danaher Corp. ................................      262,774
      6,100   Deere & Co. ..................................      277,855
      8,100   Dover Corp. ..................................      332,100
      1,600   Eaton Corp. ..................................      129,568
     11,700   Emerson Electric Co. .........................      671,463
      5,200   General Dynamics Corp. .......................      488,540
    277,500   General Electric Co. .........................   10,392,375
      6,100   Goodrich Corp. ...............................      193,004
     22,700   Honeywell International, Inc. ................      868,729
      8,100   Illinois Tool Works, Inc. ....................      586,035
      2,000   ITT Industries, Inc. .........................      126,080
      4,400   Johnson Controls, Inc. .......................      388,564
     11,900   Lockheed Martin Corp. ........................      685,202
      2,800   Millipore Corp. ..............................      123,872
     11,000   Minnesota Mining &
               Manufacturing  Co. ..........................    1,265,110
      4,600   Molex, Inc. ..................................      159,482
      1,700   Navistar International Corp. 1 ...............       75,310
      2,700   Northrop Grumman Corp. .......................      305,235
      4,400   PACCAR, Inc. .................................      322,124
      3,600   Pall Corp. ...................................       73,764
      2,600   Parker-Hannifin Corp. ........................      129,740
      8,400   Pitney Bowes, Inc. ...........................      359,520
     14,500   Sanmina-SCI Corp. 1 ..........................      170,375
      3,700   Sealed Air Corp. 1 ...........................      174,196


See Notes to Financial Statements.


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                                              VALUE

     22,900   Solectron Corp. 1 ............................  $   178,620
          1   Teledyne Technologies 1 ......................           17
      3,100   Textron, Inc. ................................      158,410
      8,200   Thermo Electron Corp. 1 ......................      169,986
     55,700   Tyco International Ltd. ......................    1,800,224
     13,100   United Technologies Corp. ....................      972,020
     16,200   Waste Management, Inc. .......................      441,450
                                                              -----------
                                                               24,614,453
                                                              -----------
              COMMERCIAL SERVICES--0.09%
     16,400   Concord EFS, Inc. 1 ..........................      545,300
                                                              -----------
              COMMUNICATION SERVICES--2.86%
      8,100   Alltel Corp. .................................      449,955
    123,700   AOL Time Warner Inc. 1 .......................    2,925,505
    124,800   AT&T Corp. ...................................    1,959,360
     52,600   BellSouth Corp. ..............................    1,938,836
      3,000   CenturyTel, Inc. .............................      102,000
      8,100   Citizen Communications Co. ...................       87,075
        700   Meredith Corp. ...............................       29,757
     22,200   Nextel Communications, Inc. 1 ................      119,436
     46,500   Qwest Communications
               International ...............................      382,230
     93,600   SBC Communications, Inc. .....................    3,504,384
     27,800   Sprint Corp. PCS Group 1 .....................      286,062
     31,200   Sprint Corp. FON Group .......................      477,048
      7,600   Univision Communications, Inc. 1 .............      319,200
     75,900   Verizon Communications, Inc. .................    3,464,835
     82,400   WorldCom, Inc.--
               WorldCom Group 1 ............................      555,376
                                                              -----------
                                                               16,601,059
                                                              -----------
              COMMUNICATIONS EQUIPMENT--0.03%
     18,900   CIENA Corporation 1 ..........................      170,100
                                                              -----------
              CONSTRUCTION & ENGINEERING--0.02%
      5,800   McDermott International, Inc. ................       90,190
                                                              -----------
              CONSUMER CYCLICALS--4.97%
      7,700   American Greetings Corp.--
               Class A .....................................      139,194
      3,000   Autozone, Inc. 1 .............................      206,550
      8,100   Bed Bath & Beyond, Inc. 1 ....................      273,375
      6,800   Best Buy, Inc.1 ..............................      538,560
      4,400   Black & Decker Corp. .........................      204,776
      1,200   Brunswick Corp. ..............................       32,784
     21,500   Carnival Corp. ...............................      701,975
     30,800   Cendant Corp. 1 ..............................      591,360
      1,700   Centex Corp. .................................       88,281
      4,000   Cintas Corp. .................................      199,440
      5,800   Circuit City Stores--
               Circuit City Group ..........................      104,632
      7,100   Convergys Corp. 1 ............................      209,947
      2,100   Cooper Tire & Rubber Co. 1 ...................       45,465

     SHARES   SECURITY                                              VALUE

     14,200   Costco Wholesale Corp. 1 .....................  $   565,444
      4,100   Dana Corp. ...................................       88,027
     15,700   Delphi Corp. .................................      251,043
      9,100   Dillard's, Inc.--Class A .....................      217,126
      9,300   Dollar General Corp. .........................      151,404
      4,100   Dow Jones & Co., Inc.                               238,702
      6,900   Federated Department Stores,
               Inc. 1 ......................................      281,865
     50,600   Ford Motor Co. ...............................      834,394
      7,000   Gannett Co., Inc. ............................      532,700
     24,100   Gap, Inc. (The) ..............................      362,464
     16,600   General Motors Corp. .........................    1,003,470
        100   Genuine Parts Co. ............................        3,677
      7,500   Goodyear Tire & Rubber Co. ...................      191,775
      7,800   Harley-Davidson, Inc. ........................      430,014
      4,600   Harrah's Entertainment, Inc. 1 ...............      203,596
      4,900   Hasbro, Inc. .................................       77,518
     10,300   Hilton Hotels Corp. ..........................      147,290
     65,500   Home Depot, Inc. .............................    3,183,955
      8,500   IMS Health, Inc. .............................      190,825
      9,600   Interpublic Group of Cos., Inc. ..............      329,088
        200   JC Penney Co., Inc. ..........................        4,142
      5,500   KB HOME ......................................      238,700
      1,800   Knight-Ridder, Inc. ..........................      123,642
      9,300   Kohls Corp. 1 ................................      661,695
      4,300   Leggett & Platt, Inc. ........................      106,640
     14,400   Limited, Inc. ................................      257,760
     21,600   Lowe's Companies .............................      939,384
        100   Marriott International Inc.--
               Class A .....................................        4,495
     16,700   Masco Corp. ..................................      458,415
        300   Mattel, Inc. .................................        6,252
      7,400   May Department Stores Co. ....................      257,890
      6,900   McGraw-Hill, Inc. ............................      470,925
      3,600   New York Times Co.--Class A ..................      172,296
      6,600   Newell Rubbermaid, Inc. ......................      210,936
      6,900   Nike, Inc.--Class B ..........................      414,069
     17,000   Office Depot, Inc. 1 .........................      337,450
      4,900   Omnicom Group, Inc. ..........................      462,560
      1,700   Pulte Homes, Inc. ............................       81,345
        100   RadioShack Corp. .............................        3,004
      3,900   Reebok International Ltd. 1 ..................      105,417
      8,400   Sears Roebuck and Co. ........................      430,668
      2,900   Sherwin-Williams Co. .........................       82,592
        500   Snap-On, Inc. ................................       17,025
      1,600   Stanley Works ................................       74,000
     21,100   Staples, Inc. 1 ..............................      421,367
      4,700   Starwood Hotels & Resorts
               Worldwide, Inc. .............................      176,767
     15,200   Target Corp. .................................      655,424
      3,000   Tiffany & Co. ................................      106,650
      6,800   TJX Cos., Inc. ...............................      272,068
      9,100   Toys 'R' Us, Inc. 1 ..........................      163,436



See Notes to Financial Statements.


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

      7,700   Tribune Co. ..................................  $   350,042
      2,900   TRW, Inc. ....................................      149,263
      5,400   V.F. Corp. ...................................      233,550
      3,700   Visteon Corp. ................................       61,235
    124,600   Wal-Mart Stores, Inc. ........................    7,636,734
      1,600   Whirlpool Corp. ..............................      120,880
                                                              -----------
                                                               28,889,434
                                                              -----------
              CONSUMER STAPLES--5.54%
     10,500   Albertson's, Inc. ............................      347,970
     24,800   Anheuser-Busch Companies, Inc. ...............    1,294,560
      8,400   Avon Products ................................      456,288
        200   Campbell Soup Co. ............................        5,360
      6,300   Cardinal Health, Inc. ........................      446,607
     16,700   Clear Channel Communications 1 ...............      858,547
     10,200   Clorox Co. ...................................      445,026
     69,400   Coca-Cola Co. ................................    3,626,844
     12,800   Coca-Cola Enterprises, Inc. ..................      240,384
     15,400   Colgate-Palmolive Co. ........................      880,110
     17,600   Comcast Corp. 1 ..............................      559,680
     17,800   Conagra Foods, Inc. ..........................      431,650
      3,200   Darden Restaurants, Inc. .....................      129,888
          1   Energizer Holdings, Inc. 1 ...................           24
      3,500   Fortune Brands, Inc. .........................      172,795
      9,400   General Mills, Inc. ..........................      459,190
     29,500   Gillette Co. .................................    1,003,295
      5,300   Hershey Foods Corp. ..........................      363,262
     11,400   HJ Heinz Co. .................................      473,100
     10,400   Kellogg Co. ..................................      349,128
     14,700   Kimberly-Clark Corp. .........................      950,355
     25,400   Kroger Co. 1 .................................      562,864
     35,900   McDonald's Corp. .............................      996,225
      7,100   McKesson Corp. ...............................      265,753
     48,900   PepsiCo, Inc. ................................    2,518,350
     61,700   Philip Morris Companies, Inc. ................    3,249,739
     36,300   Procter & Gamble Co. .........................    3,270,267
     14,100   Safeway, Inc. 1 ..............................      634,782
     21,800   Sara Lee Corp. ...............................      452,568
     13,600   Starbucks Corp. 1 ............................      314,568
     17,400   SYSCO Corp. ..................................      518,868
      5,300   Tricon Global Restaurants, Inc. 1 ............      311,534
      1,700   Tupperware Corp. .............................       38,675
     16,000   Unilever NV ..................................      908,800
      4,700   UST, Inc. ....................................      182,971
     50,800   Viacom, Inc. 1 ...............................    2,457,196
     17,300   Walgreen Co. .................................      677,987
     38,200   Walt Disney Co. ..............................      881,656
      1,800   Wendy's International, Inc. ..................       62,964
      3,900   Winn-Dixie Stores, Inc. ......................       62,556
      5,600   Wrigley (WM.), Jr. Co. .......................      298,536
                                                              -----------
                                                               32,160,922
                                                              -----------

     SHARES   SECURITY                                              VALUE

              DRUGS--0.15%
      7,100   Forest Laboratories, Inc. 1 ..................  $   580,070
      8,700   King Pharmaceuticals, Inc. 1 .................      304,587
                                                              -----------
                                                                  884,657
                                                              -----------
              ELECTRICAL--0.02%
      8,900   Calpine Corp. 1 ..............................      113,030
                                                              -----------
              ELECTRICAL EQUIPMENT--0.01%
     10,000   Power-One, Inc. 1 ............................       81,800
                                                              -----------
              ELECTRONICS--0.13%
     17,000   Applied Micro Circuits Corp. 1 ................      136,000
      8,500   Jabil Circuit, Inc. 1 .......................      200,005
      8,600   NiSource, Inc. ...............................      197,370
      6,300   Symbol Technologies, Inc. ....................       70,812
      1,900   Thomas & Betts Corp. 1 .......................       40,204
     12,700   Vitesse Semiconductor Corp. 1 ................      124,460
                                                              -----------
                                                                  768,851
                                                              -----------
              ENERGY--3.43%
      3,800   Amerada Hess Corp. ...........................      301,568
      7,100   Anadarko Petroleum Corp. .....................      400,724
      1,200   Ashland, Inc. ................................       54,612
      8,600   Baker Hughes, Inc. ...........................      328,950
      9,600   Burlington Resources, Inc. ...................      384,864
     24,900   ChevronTexaco Corp. ..........................    2,247,723
     16,200   Conoco Inc. ..................................      472,716
      4,300   Devon Energy Corp. ...........................      207,561
     14,400   El Paso Corp. ................................      634,032
    191,000   Exxon Mobil Corp. ............................    8,371,530
     12,000   Halliburton Co. ..............................      204,840
      2,800   Kerr-McGee Corp. .............................      175,980
      3,900   Nabors Industries, Inc. 1 ....................      164,775
     12,700   Occidental Petroleum Corp. ...................      370,205
     10,000   Phillips Petroleum Co. .......................      628,000
      5,400   Rowan Cos., Inc. 1 ...........................      124,416
     59,400   Royal Dutch Petroleum Co. ....................    3,226,608
     16,000   Schlumberger Ltd. N.V. .......................      941,120
      1,300   Sunoco, Inc. .................................       52,013
     11,800   Transocean Sedco Forex Inc. ..................      392,114
      6,100   Unocal Corp. .................................      237,595
                                                              -----------
                                                               19,921,946
                                                              -----------
              FINANCIALS--8.07%
     13,600   AFLAC, Inc. ..................................      401,200
     19,900   Allstate Corp. ...............................      751,623
      4,700   AMBAC Financial Group, Inc. ..................      277,629
     37,200   American Express Co. .........................    1,523,712
     66,900   American International Group, Inc. ...........    4,826,166
     13,600   Amsouth Bancorporation .......................      298,928
      6,500   AON Corp. ....................................      227,500
     44,900   Bank of America Corp. ........................    3,054,098



See Notes to Financial Statements.


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

     20,500   Bank of New York Co., Inc. ...................  $   861,410
     32,500   Bank One Corp. ...............................    1,357,850
      5,500   Bear Stearns Cos., Inc. ......................      345,125
      7,700   Capital One Financial Corp. ..................      491,645
     38,100   Charles Schwab Corp. .........................      498,729
      5,200   Charter One Financial, Inc. ..................      162,344
      5,000   CIGNA Corp. ..................................      506,950
      3,800   Cincinnati Financial Corp. ...................      165,908
    143,800   Citigroup, Inc. ..............................    7,120,976
      4,500   Comerica, Inc. ...............................      281,565
      9,800   Conseco, Inc. 1 ..............................       35,476
      3,400   Countrywide Credit Industries, Inc. ..........      152,150
      7,400   Equifax, Inc. ................................      221,260
     29,200   Fannie Mae ...................................    2,332,496
     16,300   Fifth Third Bancorp ..........................    1,099,924
     33,700   FleetBoston Financial Corp. ..................    1,179,500
      6,700   Franklin Resources, Inc. .....................      280,864
     20,900   Freddie Mac ..................................    1,324,433
      6,000   Golden West Financial Corp. ..................      381,000
      6,300   Hartford Financial Services Group,
               Inc. ........................................      429,156
     14,500   Household International, Inc. ................      823,600
      7,100   Huntington Bancshares, Inc. ..................      139,870
      3,400   Jefferson-Pilot Corp. ........................      170,272
     14,600   KeyCorp. .....................................      389,090
        200   Lehman Brothers Holdings, Inc. ...............       12,928
      8,500   Lincoln National Corp. .......................      431,205
      5,300   Lowe's Cos., Inc. ............................      310,474
      7,700   Marsh and McLennan Cos., Inc. ................      868,098
      6,000   MBIA, Inc. ...................................      328,140
     26,400   MBNA Corp. ...................................    1,018,248
     12,200   Mellon Financial Corp. .......................      470,798
     23,700   Merrill Lynch & Co., Inc. ....................    1,312,506
      4,500   MGIC Investment Corp. ........................      307,935
     30,700   Morgan Stanley Dean Witter
               & Co. .......................................    1,759,417
     19,200   National City Corp. ..........................      590,592
      7,600   PNC Financial Services Group, Inc. ...........      467,324
      7,700   Providian Financial Corp. 1 ..................       58,135
      5,600   Regions Financial Corp. ......................      192,360
      2,500   Safeco Corp. .................................       80,100
      8,400   State Street Corp. ...........................      465,192
        200   Stilwell Financial, Inc. .....................        4,898
      7,600   SunTrust Banks, Inc. .........................      507,148
      6,900   Synovus Financial Corp. ......................      210,312
        100   T. Rowe Price Group, Inc. ....................        3,893
      2,800   Torchmark Corp. ..............................      112,812
      5,200   Union Planters Corp. .........................      246,428
     57,899   US Bancorp ...................................    1,306,780
      4,000   USA Education, Inc. ..........................      391,200
     29,900   Washington Mutual, Inc. ......................      990,587
     47,400   Wells Fargo & Co. ............................    2,341,560
                                                              -----------
                                                               46,901,519
                                                              -----------

     SHARES   SECURITY                                              VALUE

              HEALTH CARE--5.97%
     43,300   Abbott Laboratories ..........................  $ 2,277,580
      3,200   Allergan, Inc. ...............................      206,880
     30,400   Amgen, Inc. 1 ................................    1,814,272
        600   Bausch & Lomb, Inc. ..........................       26,742
     18,200   Baxter International, Inc. ...................    1,083,264
      6,300   Becton, Dickinson & Co. ......................      237,636
      4,200   Biogen, Inc. 1 ...............................      206,052
      7,500   Biomet, Inc. .................................      202,950
     13,900   Boston Scientific Corp. 1 ....................      348,751
     43,300   Bristol-Myers Squibb Co. .....................    1,753,217
        900   C.R. Bard, Inc. ..............................       53,145
      9,800   Dynegy, Inc. .................................      284,200
     31,400   Eli Lilly & Co. ..............................    2,392,680
     10,200   Guidant Corp. 1 ..............................      441,864
      4,200   HCA, Inc. ....................................      185,136
     15,700   HealthSouth Corp. 1 ..........................      225,295
     10,100   Humana, Inc. 1 ...............................      136,653
     85,700   Johnson & Johnson ............................    5,566,215
      5,700   Manor Care, Inc. 1 ...........................      132,810
      7,000   MedImmune, Inc. 1 ............................      275,310
     33,800   Medtronic, Inc. ..............................    1,528,098
     55,900   Merck & Co., Inc. ............................    3,218,722
    175,700   Pfizer, Inc. .................................    6,982,318
     26,600   Pharmacia Corp. ..............................    1,199,128
     12,700   Quintiles Transnational Corp. 1 ..............      225,425
     40,900   Schering-Plough Corp. ........................    1,280,170
      3,300   St. Jude Medical, Inc. 1 .....................      254,595
      4,900   Stryker Corp. ................................      295,617
     11,600   Tenet Healthcare Corp. 1 .....................      777,432
      8,300   UnitedHealth Group, Inc. .....................      634,286
      5,000   Watson Pharmaceuticals, Inc. 1 ...............      135,450
      5,100   Wellpoint Health Networks, Inc. 1 ............      324,717
                                                              -----------
                                                               34,706,610
                                                              -----------
              HEALTH CARE PROVIDERS & SERVICES--0.04%
        100   AmerisourceBergen Corp. ......................        6,830
      9,900   Health Management Associates,
               Inc. ........................................      205,227
                                                              -----------
                                                                  212,057
                                                              -----------
              HOTELS RESTAURANTS & LEISURE--0.05%
      5,100   International Game Technology 1 ..............      317,832
                                                              -----------
              HOUSEHOLD FURNISHINGS--0.03%
      4,400   Maytag Corp. .................................      194,700
                                                              -----------
              HUMAN RESOURCES--0.04%
      7,200   Robert Half International, Inc. 1 ............      212,544
                                                              -----------
              INDUSTRIALS--0.04%
      4,100   Ingersoll-Rand Co. ...........................      205,082
                                                              -----------



See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       31
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

              INFORMATION TECHNOLOGY--0.07%
          1   Mykrolis Corp. ...............................  $        12
      4,000   Nvidia Corp. .................................      177,440
      9,300   Rational Software Corp. ......................      147,219
      3,600   Waters Corp. .................................      100,692
                                                              -----------
                                                                  425,363
                                                              -----------
              INSURANCE--0.43%
      9,700   ACE Ltd. .....................................      404,490
      3,200   Aetna, Inc. ..................................      124,224
      7,400   John Hancock Financial Services ..............      282,606
     23,500   MetLife, Inc. ................................      740,250
      1,900   Progressive Corp. of Ohio ....................      316,578
     10,400   UnumProvident Corp. ..........................      290,472
      3,400   XL Capital Ltd.--Class A .....................      317,390
                                                              -----------
                                                                2,476,010
                                                              -----------
              MATERIALS AND PROCESSING--0.03%
      4,700   MeadWestvaco Corp. ...........................      155,805
      2,500   United States Steel Corp. ....................       45,375
                                                              -----------
                                                                  201,180
                                                              -----------
              MEDIA--0.03%
      5,000   TMP Worldwide, Inc. ..........................      172,350
                                                              -----------
              MULTILINE RETAIL--0.04%
      8,200   Big Lots, Inc. ...............................      115,210
      3,700   Family Dollar Stores, Inc. ...................      123,987
                                                              -----------
                                                                  239,197
                                                              -----------
              OIL SERVICE-DOMESTIC--0.01%
      1,600   Fluor Corp.--New 1 ...........................       65,264
                                                              -----------
              OIL-DOMESTIC--0.05%
      2,600   EOG Resources, Inc. ..........................      105,456
      3,800   Noble Drilling Corp. 1 .......................      157,282
                                                              -----------
                                                                  262,738
                                                              -----------
              PACKAGING & CONTAINERS--0.01%
        900   Ball Corp. ...................................       42,498
                                                              -----------
              PHARMACEUTICALS--0.34%
     30,100   Wyeth ........................................    1,976,065
                                                              -----------
              PRINTING & PUBLISHING--0.11%
      3,800   Deluxe Corp. .................................      175,788
      6,900   Moody's Corp. ................................      283,590
      6,600   R.R. Donnelley & Sons Co. ....................      205,260
                                                              -----------
                                                                  664,638
                                                              -----------
              PROFESSIONAL SERVICES--0.06%
      2,900   Ecolab, Inc. .................................      132,588
      5,100   H & R Block, Inc. ............................      226,695
                                                              -----------
                                                                  359,283
                                                              -----------

     SHARES   SECURITY                                              VALUE

              REAL ESTATE--0.12%
     10,400   Equity Office Properties Trust ...............  $   311,896
      6,600   Equity Residential Properties Trust ..........      189,684
      7,400   Plum Creek Timber Company, Inc. ..............      219,854
                                                              -----------
                                                                  721,434
                                                              -----------
              RETAIL--0.03%
      5,500   Jones Apparel Group, Inc. 1 ..................      192,225
                                                              -----------
              SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--0.01%
      4,600   PMC-Sierra, Inc.1 ............................       74,888
                                                              -----------
              TECHNOLOGY--9.04%
     22,600   ADC Telecommunications, Inc. 1 ...............       91,982
      9,100   Adobe Systems, Inc. ..........................      366,639
     14,200   Advanced Micro Devices1 ......................      208,882
     12,900   Agilent Technologies, Inc. 1 .................      450,984
     10,800   Altera Corp. 1 ...............................      236,196
     11,600   Analog Devices, Inc. 1 .......................      522,464
      6,100   Andrew Corp. 1 ...............................      102,053
     12,600   Apple Computer, Inc. 1 .......................      298,242
     24,200   Applied Materials, Inc. 1 ....................    1,313,334
      5,100   Autodesk, Inc. ...............................      238,119
     17,200   Automatic Data Processing, Inc. ..............    1,002,244
     10,300   BMC Software, Inc. 1 .........................      200,335
      9,100   Broadcom Corp. 1 .............................      326,690
    205,000   Cisco Systems, Inc. 1 ........................    3,470,650
      5,200   Citrix Systems, Inc. 1 .......................       89,856
     77,500   Compaq Computer Corp. ........................      812,232
     24,200   Computer Associates
               International, Inc. .........................      529,738
      6,100   Computer Sciences Corp. 1 ....................      309,575
     15,400   Compuware Corp. 1 ............................      198,814
      5,100   Comverse Technology1 .........................       64,617
     12,800   Conexant Systems, Inc. 1 .....................      154,240
     26,400   Corning, Inc. ................................      201,168
     75,200   Dell Computer Corp. 1 ........................    1,963,472
     11,200   Eastman Kodak Co. ............................      349,104
     13,500   Electronic Data Systems Corp. ................      782,865
     61,900   EMC Corp. 1 ..................................      737,848
     10,700   First Data Corp. .............................      933,575
      6,900   Fiserv, Inc. .................................      317,331
     19,300   Gateway, Inc. 1 ..............................      121,976
     54,100   Hewlett-Packard Co. ..........................      970,554
    190,600   Intel Corp. ..................................    5,796,146
     48,200   International Business
               Machines Corp. ..............................    5,012,800
      6,000   Intuit, Inc. 1 ...............................      230,160
     37,100   JDS Uniphase Corp. 1 .........................      218,519
      6,200   KLA-Tencor Corp. 1 ...........................      412,300
      4,800   Lexmark International Group, Inc. 1 ..........      274,464
     14,000   LSI Logic Corp. 1 ............................      238,000
     95,600   Lucent Technologies, Inc. 1 ..................      452,188



See Notes to Financial Statements.


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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

     10,300   Maxim Integrated Products 1 ..................  $   573,813
      2,400   Mercury Interactive Corp. 1 ..................       90,360
     18,700   Micron Technology, Inc. 1 ....................      615,230
    153,900   Microsoft Corp. 1 ............................    9,281,709
     62,200   Motorola, Inc. ...............................      883,240
      7,000   National Semiconductor Corp. .................      235,830
      4,300   NCR Corp. 1 ..................................      192,425
      9,300   Network Appliance, Inc. 1 ....................      189,534
     89,300   Nortel Networks Corp.1 ......................      400,957
     10,600   Novell, Inc. 1 ...............................       41,234
      5,300   Novellus Systems, Inc. 1 .....................      286,889
    153,600   Oracle Corp. 1 ...............................    1,966,080
     16,200   Palm, Inc. 1 .................................       64,638
      7,200   Parametric Technology Corp. 1 ................       43,488
      9,700   Paychex, Inc. ................................      385,090
      8,500   PeopleSoft, Inc. 1 ...........................      310,505
      3,400   PerkinElmer, Inc. ............................       62,900
      3,900   QLogic Corp. 1 ...............................      193,128
     21,300   Qualcomm, Inc. 1 .............................      801,732
      3,800   Sabre Holdings Corp. 1 .......................      177,498
      3,600   Sapient Corp. 1 ..............................       17,100
     11,700   Scientific-Atlanta, Inc. .....................      270,270
     17,900   Siebel Systems, Inc. 1 .......................      583,719
     90,700   Sun Microsystems, Inc. 1 .....................      799,974
      5,400   Tektronix, Inc. 1 ............................      127,764
     11,400   Tellabs, Inc. 1 ..............................      119,358
      6,800   Teradyne, Inc. 1 .............................      268,124
     51,400   Texas Instruments, Inc. ......................    1,701,340
     14,300   Unisys Corp. 1 ...............................      180,609
     11,200   Veritas Software Corp. 1 .....................      490,896
      2,200   W.W. Grainger, Inc. ..........................      123,706
     26,500   Xerox Corp. 1 ................................      284,875
      9,400   Xilinx, Inc. 1 ...............................      374,684
     19,800   Yahoo!, Inc. 1 ...............................      365,706
                                                              -----------
                                                               52,504,761
                                                              -----------
              TELECOMMUNICATIONS--0.01%
      8,101   Avaya, Inc. 1 ................................       59,785
                                                              -----------
              TRANSPORTATION--0.45%
      7,100   AMR Corp. 1 ..................................      187,511
      9,500   Burlington Northern
               Santa Fe Corp. ..............................      286,710
      5,100   CSX Corp. ....................................      194,361
      2,400   Delta Air Lines, Inc. ........................       78,528
      9,500   FedEx Corp. 1 ................................      551,950
     10,700   Norfolk Southern Corp. .......................      256,158
        800   Ryder Systems, Inc. 1 ........................       23,632
     21,300   Southwest Airlines Co. .......................      412,155
      9,700   Union Pacific Corp. ..........................      602,758
      1,700   US Airways Group, Inc. 1 .....................       10,965
                                                              -----------
                                                                2,604,728
                                                              -----------

     SHARES   SECURITY                                              VALUE

              UTILITIES--1.15%
     14,900   AES Corp. 1 ..................................  $   134,100
        100   Ameren Corp. .................................        4,275
      8,400   American Electric Power ......................      387,156
      3,800   Cinergy Corp. ................................      135,850
      3,600   CMS Energy ...................................       81,468
      3,600   Constellation Energy Group, Inc. .............      111,060
      8,400   Dominion Resources, Inc. .....................      547,344
      3,900   DTE Energy Co. ...............................      177,450
     23,000   Duke Energy Corp. ............................      869,400
     13,000   Edison International 1 .......................      217,750
      5,300   Entergy Corp. ................................      230,073
     10,300   FirstEnergy Corp. ............................      356,174
      4,900   FPL Group, Inc. ..............................      291,795
      3,100   KeySpan Corp. ................................      112,809
     15,701   Mirant Corp. 1 ...............................      226,880
      1,300   NICOR, Inc. ..................................       59,215
     10,900   PG&E Corp. 1 .................................      256,804
      2,400   Pinnacle West Capital Corp. ..................      108,840
      4,100   PPL Corp. ....................................      162,401
      7,200   Public Service Enterprise Group ..............      329,760
        300   Reliant Energy, Inc. .........................        7,737
      8,600   Sempra Energy ................................      216,290
     19,400   Southern Co. .................................      513,906
      2,800   TECO Energy, Inc. ............................       80,164
      8,600   TXU Corp. ....................................      468,786
     14,500   Williams Cos., Inc. ..........................      341,620
      9,200   XCEL Energy, Inc. ............................      233,220
                                                              -----------
                                                                6,662,327
                                                              -----------
              UTILITY-ELECTRIC--0.16%
      3,500   Allegheny Energy, Inc. .......................      144,725
      9,000   Exelon Corp. .................................      476,730
      6,200   Progress Energy, Inc. ........................      310,248
                                                              -----------
                                                                  931,703
                                                              -----------
              UTILITY--GAS NATURAL GAS--0.05%
      5,500   Kinder Morgan, Inc. ..........................      266,365
                                                              -----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.12%
     75,700   AT&T Wireless Services, Inc. 1 ...............      677,515
                                                              -----------
TOTAL COMMON STOCKS
   (Cost $311,355,706) .....................................  293,533,136
                                                              -----------




See Notes to Financial Statements.


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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002



  PRINCIPAL
     AMOUNT   SECURITY                                              VALUE


              CORPORATE OBLIGATIONS--
              NON-CONVERTIBLE--10.53%
              BANKS--1.27%
              BAE Systems Canada, Inc. 2
 $2,933,835    6.664%, 9/15/13 .............................  $ 2,993,537
              First Union Capital II,
  1,435,000    7.95%, 11/15/29 .............................    1,456,772
              HSBC America Capital Trust II 2
    705,000    8.38%, 5/15/27 ..............................      717,254
              Qwest Capital Funding 2
  2,705,000    7.00%, 8/3/09 ...............................    2,203,149
                                                              -----------
                                                                7,370,712
                                                              -----------
              FINANCIALS--4.36%
              AGFirst Farm Credit Bank,
  2,810,000    8.393%, 12/15/16 ............................    2,901,451
              American Electric Power,
  2,775,000    6.125%, 5/15/06 .............................    2,755,217
              Arcel Finance Ltd.,
  2,735,000    5.984%, 2/1/09 ..............................    2,693,784
              Autopista Del Maipo,
  2,690,000    7.373%, 6/15/22 .............................    2,653,470
              Consumers Energy,
  1,885,000    6.25%, 9/15/06 ..............................    1,826,625
              Ford Motor Credit Co.:
  1,100,000    7.60%, 8/1/05 ...............................    1,120,692
  1,945,000    6.875%, 2/1/06 ..............................    1,933,927
              MGIC Investment Corp.,
  2,010,000    6.00%, 3/15/07 ..............................    1,996,638
              Old Dominion Electric Corp.,
  2,605,000    6.25%, 6/1/11 ...............................    2,577,028
              Principal Financial Group
                Australia Ltd.,
  1,755,000    8.20%, 8/15/09 ..............................    1,899,840
              Washington Mutual, Inc.,
  3,000,000    5.625%, 1/15/07 .............................    2,943,000
                                                              -----------
                                                               25,301,672
                                                              -----------
              INDUSTRIALS--1.91%
              ERAC USA Finance Co.:
  2,000,000    6.95%, 3/1/04 ...............................    2,053,340
  3,095,000    8.25%, 5/1/05 ...............................    3,287,159
              Prologis Trust,
    585,000    6.70%, 4/15/04 ..............................      599,791
              Questar Market Resources, Inc.,
  2,035,000    7.00%, 1/16/07 ..............................    1,995,678
              Weyerhaeuser Co. 2
  3,160,000    5.50%, 3/15/05 ..............................    3,147,796
                                                              -----------
                                                               11,083,764
                                                              -----------

  PRINCIPAL
     AMOUNT   SECURITY                                              VALUE

              INSURANCE--0.28%
              Torchmark Corp.,
 $1,650,000    6.25%, 12/15/06 .............................  $ 1,637,312
                                                              -----------
              OTHER METALS/MINERALS--0.78%
              Cit Group Holdings,
  1,950,000    7.75%, 4/2/12 ...............................    1,931,612
              Household Finance Corp.,
  2,565,000    6.50%, 1/24/06 ..............................    2,567,555
                                                              -----------
                                                                4,499,167
                                                              -----------
              UTILITY-ELECTRIC & GAS--1.93%
              Eastern Energy Ltd.,
  2,875,000    7.25%, 12/1/16 ..............................    2,964,016
              Enogex, Inc.,
  3,125,000    8.125%, 1/15/10 .............................    3,216,291
              Health Care Services Corp. 2
  2,795,000    7.75%, 6/15/11 ..............................    2,782,590
              Pacificorp,
  2,120,000    6.90%, 11/15/11 .............................    2,121,575
              Potomac Edison Co.,
    140,000    8.00%, 6/1/24 ...............................      144,128
                                                              -----------
                                                               11,228,600
                                                              -----------
TOTAL CORPORATE OBLIGATIONS-NON-CONVERTIBLE
   (Cost $61,150,367) ......................................   61,121,227
                                                              -----------

              ASSET-BACKED SECURITIES--4.67%
              Prudential Securities Secured Financing, Series
                1999-C2, Class A2,
  2,765,000    7.193%, 6/16/31 .............................    2,900,652
              PF Export Receivables Master Trust,
                Series 2001-B, 2
  2,050,000    6.60%, 12/1/11 ..............................    2,018,143
              Household Automotive Trust, Series 2001-3,
                Class A4,
  2,730,000    4.37%, 12/17/08 .............................    2,669,120
              Conseco Finance, Series 1999-H,
                Class AF5,
  5,030,000    7.60%, 12/15/29 .............................    5,332,132
              Conseco Finance, Series 2000-B,
                Class AF6,
  3,830,000    7.80%, 5/15/20 ..............................    4,068,580
              Felco Funding II LLC, Series 2000-1, Class A4,
  3,140,000    7.72%, 12/15/05 .............................    3,298,126
              Advanta Mortgage Loan Trust, Series 2000-2,
                Class A6,
  1,883,000    7.72%, 3/25/15 ..............................    2,002,257



See Notes to Financial Statements.


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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Daimler Chrysler Auto Trust, Series 2000-C,
 $1,791,000    Class A4, 6.85%, 11/6/05 ....................  $ 1,875,641
              Ryder Vehicle Lease Trust, Series 2001-A,
  2,855,000    Class A4, 5.81%, 8/15/06 ....................    2,939,455
                                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $26,448,109)                                          27,104,106
                                                              -----------

              MORTGAGE-BACKED SECURITIES--5.69%
              Chase Mortgage Finance Corp., CMO Series 1998-S6,
  5,520,000    Class A17, 6.75%, 10/25/28 ..................    5,522,710
              Countrywide Home Loans, Series 2001-24, Class 2A7,
  3,037,727    6.25%, 9/25/12 ..............................    2,940,915
              GE Capital Mortgage Services, Inc., CMO, Series
                1999-17, Class A4,
  3,685,117    7.00%, 11/25/07 .............................    3,784,099
              Green Point Manufactured Housing, Series 1999-1,
  3,726,217    Class A2, 6.01%, 8/15/15 ....................    3,802,702
              Green Point Manufactured Housing, Series 1999-5,
  4,880,000    Class A3,7.33%, 8/15/20 .....................    5,097,384
              Merrill Lynch Mortgage Investors, Series 1996-C2,
  3,125,000    Class A3, 6.96%, 11/21/08 ...................    3,211,297
              Norwest Asset Securities Corp., CMO, Series 1999,
  5,130,000    Class A4, 7.25%, 12/25/29 ...................    5,278,719
              Wells Fargo Mortgage Backed Securities Trust,
  3,410,000    Series 2001-15,Class 1A, 6.50%, 6/25/31 .....    3,408,602
                                                              -----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $31,991,563) ......................................   33,046,428
                                                              -----------

              MUNICIPAL BONDS--2.95%
              Connecticut State Development Authority Revenue,
                RB, Series A,
    540,000    8.375%, 10/15/04 ............................      569,759
              Delaware River Port Authority, Pennsylvania &
                New Jersey, Port Distribution Project, RB,
                Series A, FSA,
    930,000    7.27%, 1/1/07 ...............................      987,604
              Greater Kentucky Housing Assistance Corp.,
                Mortgage Revenue, RB, FHA & HUD Section
                8 Assisted,
  1,150,000    7.20%, 2/1/06 ...............................    1,168,021

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Harrisburg, Pennsylvania, Housing Corp. Mortgage
                Revenue, RB, FHA,
  $5,340,000   10.00%, 7/15/24 .............................  $ 5,486,369
              Lansing, Michigan, Water & Light Water Supply Board,
                Steam & Electric Utilities System, RB, MBIA,
  3,155,000    7.30%, 7/1/06 ...............................    3,371,307
              Ross County, Ohio, Water Co., Inc.,
                Water Revenue, RB, FGIC,
  2,435,000    8.25%, 8/1/25 ...............................    2,639,832
              Sburban Hospital Healthcare Systems, Inc.,
                 Suburban Rock Spring LLC, COP, AMBAC,
    855,000    7.865%, 2/15/27 .............................      908,968
              Suffolk Virginia Redevelopment & Housing
  1,985,000    Authority, Multi-Housing, RB, 6.60%, 7/1/15 .    2,020,472
                                                              -----------
TOTAL MUNICIPAL BONDS
   (Cost $16,770,182) ......................................   17,152,332
                                                              -----------

              US GOVERNMENT & AGENCIES--5.60%
              Federal Home Loan Mortgage Corp.,
  5,160,000    Series 1974, Class VC, 7.00%, 1/15/11 .......    5,387,975
              Federal Home Loan Mortgage Corp.,
  3,105,000    Series 2344, Class QG, 6.00%, 8/15/16 .......    3,010,985
              Federal Home Loan Mortgage Corp.,
  3,172,600    Series 2381, Class OG, 5.50%, 11/15/16 ......    2,973,336
              Federal National Mortgage Association, Pool #,
  2,950,000    7.00%, 1/1/32 ...............................    3,006,234
              Federal National Mortgage Association,
  1,838,431    Pool #323194, 6.361%, 7/1/08 ................    1,893,600
              Federal National Mortgage Association,
  1,879,657    Pool #381706, 6.26%, 6/1/09 .................    1,910,023
              Federal National Mortgage Association,
  1,371,887    Pool #564318, 9.00%, 11/1/30 ................    1,465,277
              Federal National Mortgage Association,
  1,960,000    Pool #598430, 5.50%, 3/1/17 .................    1,910,617
              Federal National Mortgage Association,
                Series 2001-11, Class H,
  2,164,716    6.00%, 7/18/25 ..............................    2,213,212



See Notes to Financial Statements.


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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Federal National Mortgage Association,
                Series 2001-48, Class PA,
 $1,020,000    6.00%, 9/25/31 .............................  $  1,043,232
              Federal National Mortgage Association,
                Series 2001-51, Class QN,
  1,865,000    6.00%, 8/15/16 .............................     1,804,276
              Federal National Mortgage Association,
                Series 2001-69, Class OC,
  2,000,000    5.50%, 11/1/16 .............................     2,013,416
              Federal National Mortgage Association,
                Series 2001-75, Class PB,
  2,010,000    5.50%, 8/25/12 .............................     1,997,278
              Federal National Mortgage Association,
                Series 2002-3, Class OG,
  2,000,000    6.00%, 2/25/17 .............................     1,936,534
                                                             ------------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $32,293,868) .....................................    32,565,995
                                                             ------------

              US TREASURY SECURITIES--5.09%
              US Treasury Bill, 3
  4,153,000    1.73%, 4/18/02 .............................     4,149,921
              US Treasury Bond:
  4,136,000    7.25%, 5/15/16 .............................     4,648,475
 12,029,000    8.125%, 8/15/19 ............................    14,728,476
              US Treasury Note:
  1,000,000    5.875%, 11/15/04 ...........................     1,043,750
  1,163,000    6.125%, 8/15/07 ............................     1,222,013
  3,661,000    6.00%, 8/15/09 .............................     3,809,157
                                                             ------------
TOTAL US TREASURY SECURITIES
   (Cost $29,884,861) .....................................    29,601,792
                                                             ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $509,894,656) ....................................   494,125,016
                                                             ------------

     SHARES   SECURITY                                              VALUE


              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES--11.95%
              Cash Management Institutional,
 69,454,192    1.747%, 4/1/02 .............................  $ 69,454,192
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $69,454,192) .....................................    69,454,192
                                                             ------------
TOTAL INVESTMENTS
   (Cost $579,348,848) 5 ....................   97.00%       $563,579,208
OTHER ASSETS IN EXCESS
   OF LIABILITIES ...........................    3.00          17,434,625
                                               ------        ------------
NET ASSETS ..................................  100.00%       $581,013,833
                                               ======        ============

1  Non-income producing security.
2 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 2.04% of net assets at period end.
3  Held as collateral by broker for futures contracts.
4 Rate shown on the Schedule of Portfolio Investments is the effective yield as of March 31, 2002.
5  Aggregate cost for federal tax purposes is $598,701,153.
The following abbreviations are used in the portfolio description:
AMBAC --American Municipal Bond Assurance Corporation
CMO --Collateralized Mortgage Obligations
COP --Certificate of Participation
FGIC --Financial Guaranty Insurance Company
FHA --Federal Housing Administration
FSA --FinancialSecurity Assurance
MBIA --Municipal Bond Investors Assurance
RB --Revenue Bond




See Notes to Financial Statements.


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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002

     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--30.79%
              AEROSPACE--0.03%
         13   Raytheon Co. ..................................  $      534
        453   Rockwell Automation, Inc. .....................      11,425
        439   Rockwell International Corp. ..................       8,806
                                                               ----------
                                                                   20,765
                                                               ----------
              BANKS--0.46%
        938   BB&T Corp. ....................................      35,747
      4,501   JP Morgan Chase & Co. .........................     160,461
        206   Marshall & Ilsley Corp. .......................      12,822
        633   SouthTrust Corp. ..............................      16,711
      3,068   Wachovia Corp. ................................     113,761
        174   Zions Bancorporation ..........................      10,313
                                                               ----------
                                                                  349,815
                                                               ----------
              BASIC MATERIALS--0.90%
        497   Air Products & Chemicals, Inc. ................      25,670
        693   Alcan, Inc. ...................................      27,464
      1,942   Alcoa, Inc. ...................................      73,291
        565   Allegheny Technologies, Inc. ..................       9,345
      1,484   Archer-Daniels-Midland Co. ....................      20,672
      1,191   Barrick Gold Corp. ............................      22,105
        383   Bemis Co. .....................................      20,816
         75   Boise Cascade Corp. ...........................       2,718
      2,137   Dow Chemical Co. ..............................      69,923
      2,260   Du Pont (E.I.) de Nemours & Co. ...............     106,559
        301   Eastman Chemical Co. ..........................      14,686
        227   Engelhard Corp. ...............................       7,044
        631   Freeport-McMoRan Copper & Gold,
               Inc.--Class B 1 ..............................      11,118
        467   Georgia-Pacific Corp. .........................      13,987
         38   Great Lakes Chemical Corp. ....................       1,070
        600   Hercules, Inc. 1 ..............................       7,986
        449   Inco, Ltd. 1 ..................................       8,787
        152   International Flavors & Fragrances, Inc. ......       5,315
        984   International Paper Co. .......................      42,322
        684   Louisiana-Pacific Corp. 1 .....................       7,346
        746   Newmont Mining Corp. Holding Co. ..............      20,657
        134   Nucor Corp. ...................................       8,608
        671   Pactiv Corp. 1 ................................      13,433
        328   Phelps Dodge Corp. 1 ..........................      13,809
      1,402   Placer Dome, Inc. .............................      17,174
        356   PPG Industries, Inc. ..........................      19,548
        332   Praxair, Inc. .................................      19,854
        466   Rohm & Haas Co. ...............................      19,698
        101   Sigma-Aldrich Corp. ...........................       4,743
         75   Temple-Inland, Inc. ...........................       4,254
        179   Vulcan Materials Co. ..........................       8,510
        488   Weyerhaeuser Co. ..............................      30,676
        201   Worthington Industries, Inc. ..................       3,087
                                                               ----------
                                                                  682,275
                                                               ----------

     SHARES   SECURITY                                              VALUE

              BEVERAGES--0.02%
         47   Adolph Coors Co.--Class B .....................  $    3,171
        590   Pepsi Bottling Group, Inc. (The) ..............      15,263
                                                               ----------
                                                                   18,434
                                                               ----------
              BIOPHARMACEUTICALS--0.03%
        573   Chiron Corp. 1 ................................      26,295
                                                               ----------
              BIOTECHNOLOGY--0.09%
        620   Genzyme Corp.-General Division ................      27,076
      1,393   Immunex Corp. 1 ...............................      42,152
                                                               ----------
                                                                   69,228
                                                               ----------
              CAPITAL GOODS--2.58%
        486   Allied Waste Industries, Inc. 1 ...............       6,318
        758   American Power Conversion Corp. 1 .............      11,203
        211   Avery Dennison Corp. ..........................      12,877
      1,988   Boeing Co. ....................................      95,921
        681   Caterpillar, Inc. .............................      38,715
        362   Cooper Industries, Inc. .......................      15,186
         49   Crane Co. .....................................       1,340
         44   Cummins, Inc. .................................       2,078
        323   Danaher Corp. .................................      22,939
        521   Deere & Co. ...................................      23,732
        692   Dover Corp. ...................................      28,372
        135   Eaton Corp. ...................................      10,932
        909   Emerson Electric Co. ..........................      52,168
        350   General Dynamics Corp. ........................      32,882
     22,151   General Electric Co. ..........................     829,555
        521   Goodrich Corp. ................................      16,484
      1,850   Honeywell International, Inc. .................      70,799
        590   Illinois Tool Works, Inc. .....................      42,687
        173   ITT Industries, Inc. ..........................      10,906
        375   Johnson Controls, Inc. ........................      33,116
        920   Lockheed Martin Corp. .........................      52,974
        238   Millipore Corp. ...............................      10,529
        842   Minnesota Mining &
               Manufacturing Co. ............................      96,838
        398   Molex, Inc. ...................................      13,799
        144   Navistar International Corp. 1 ................       6,379
        236   Northrop Grumman Corp. ........................      26,680
        381   PACCAR, Inc. ..................................      27,893
        314   Pall Corp. ....................................       6,434
        218   Parker-Hannifin Corp. .........................      10,878
        617   Pitney Bowes, Inc. ............................      26,408
      1,152   Sanmina-SCI Corp. 1 ...........................      13,536
        323   Sealed Air Corp. 1 ............................      15,207
      1,868   Solectron Corp. 1 .............................      14,570
        273   Textron, Inc. .................................      13,950
        698   Thermo Electron Corp. 1 .......................      14,470
      4,493   Tyco International Ltd. .......................     145,214
      1,027   United Technologies Corp. .....................      76,203
      1,298   Waste Management, Inc. ........................      35,371
                                                               ----------
                                                                1,965,543
                                                               ----------



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002



     SHARES   SECURITY                           VALUE

              COMMERCIAL SERVICES--0.06%
      1,311   Concord EFS, Inc. 1 ...........................  $   43,591
                                                               ----------
              COMMUNICATION SERVICES--1.73%
        591   Alltel Corp. ..................................      32,830
      9,838   AOL Time Warner Inc. 1 ........................     232,669
      9,925   AT&T Corp. ....................................     155,822
      4,216   BellSouth Corp. ...............................     155,402
        265   CenturyTel, Inc. ..............................       9,010
        689   Citizen Communications Co. ....................       7,407
      1,811   Nextel Communications, Inc. 1 .................       9,743
      3,694   Qwest Communications International ............      30,365
      7,444   SBC Communications, Inc. ......................     278,703
      2,192   Sprint Corp. PCS Group 1 ......................      22,556
      2,482   Sprint Corp. FON Group ........................      37,950
        653   Univision Communications, Inc. 1 ..............      27,426
      6,020   Verizon Communications, Inc. ..................     274,813
      6,586   WorldCom, Inc.--WorldCom Group 1 ..............      44,389
                                                               ----------
                                                                1,319,085
                                                               ----------
              COMMUNICATIONS EQUIPMENT--0.02%
      1,524   CIENA Corporation 1 ...........................      13,716
                                                               ----------
              CONSTRUCTION & ENGINEERING--0.01%
        497   McDermott International, Inc. .................       7,728
                                                               ----------
              CONSUMER CYCLICALS--3.03%
        542   American Greetings Corp.--
               Class A ......................................       9,789
        260   Autozone, Inc. 1 ..............................      17,901
        696   Bed Bath & Beyond, Inc. 1 .....................      23,490
        486   Best Buy, Inc. 1 ..............................      38,491
        380   Black & Decker Corp. ..........................      17,685
         99   Brunswick Corp. ...............................       2,705
      1,746   Carnival Corp. ................................      57,007
      2,443   Cendant Corp. 1 ...............................      46,906
        145   Centex Corp. ..................................       7,530
        345   Cintas Corp. ..................................      17,202
        500   Circuit City Stores--Circuit City
               Group ........................................       9,020
        609   Convergys Corp. 1 .............................      18,008
        177   Cooper Tire & Rubber Co. 1 ....................       3,832
      1,113   Costco Wholesale Corp. 1 ......................      44,320
        356   Dana Corp. ....................................       7,643
      1,254   Delphi Corp. ..................................      20,051
        683   Dillard's, Inc.--Class A ......................      16,296
        701   Dollar General Corp. ..........................      11,412
        356   Dow Jones & Co., Inc. .........................      20,726
        590   Federated Department Stores, Inc. 1 ...........      24,102
      4,047   Ford Motor Co. ................................      66,736
        502   Gannett Co., Inc. .............................      38,202

     SHARES   SECURITY                                              VALUE

      1,967   Gap, Inc. (The) ...............................  $   29,584
      1,331   General Motors Corp. ..........................      80,459
          8   Genuine Parts Co. .............................         294
        642   Goodyear Tire & Rubber Co. ....................      16,416
        572   Harley-Davidson, Inc. .........................      31,534
        400   Harrah's Entertainment, Inc. 1 ................      17,704
        421   Hasbro, Inc. ..................................       6,660
        789   Hilton Hotels Corp. ...........................      11,283
      5,232   Home Depot, Inc. ..............................     254,328
        628   IMS Health, Inc. ..............................      14,099
        730   Interpublic Group of Cos., Inc. ...............      25,024
         14   JC Penney Co., Inc. ...........................         290
        469   KB HOME .......................................      20,355
        153   Knight-Ridder, Inc. ...........................      10,510
        705   Kohls Corp. 1 .................................      50,161
        373   Leggett & Platt, Inc. .........................       9,250
      1,138   Limited, Inc. .................................      20,370
      1,758   Lowe's Companies ..............................      76,455
         11   Marriott International Inc.--Class A ..........         494
      1,335   Masco Corp. ...................................      36,646
         24   Mattel, Inc. ..................................         500
        637   May Department Stores Co. .....................      22,199
        493   McGraw-Hill, Inc. .............................      33,647
        309   New York Times Co.--Class A ...................      14,789
        563   Newell Rubbermaid, Inc. .......................      17,994
        494   Nike, Inc.--Class B ...........................      29,645
      1,364   Office Depot, Inc. 1 ..........................      27,075
        320   Omnicom Group, Inc. ...........................      30,208
        142   Pulte Homes, Inc. .............................       6,795
          8   RadioShack Corp. ..............................         240
        342   Reebok International Ltd. 1 ...................       9,244
        617   Sears Roebuck and Co. .........................      31,634
        255   Sherwin-Williams Co. ..........................       7,262
         42   Snap-On, Inc. .................................       1,430
        137   Stanley Works .................................       6,336
      1,718   Staples, Inc. 1 ...............................      34,308
        409   Starwood Hotels & Resorts
               Worldwide, Inc. ..............................      15,383
      1,205   Target Corp. ..................................      51,960
        260   Tiffany & Co. .................................       9,243
        579   TJX Cos., Inc. ................................      23,166
        684   Toys 'R' Us, Inc. 1 ...........................      12,285
        659   Tribune Co. ...................................      29,958
        256   TRW, Inc. .....................................      13,176
        464   V.F. Corp. ....................................      20,068
        318   Visteon Corp. .................................       5,263
      9,910   Wal-Mart Stores, Inc. .........................     607,384
        130   Whirlpool Corp. ...............................       9,822
                                                               ----------
                                                                2,301,984
                                                               ----------



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                                              VALUE

              CONSUMER STAPLES--3.37%
          3   Alberto-Culver Co.--Class B ...................  $      162
        802   Albertson's, Inc. .............................      26,578
      1,926   Anheuser-Busch Companies, Inc. ................     100,537
        620   Avon Products .................................      33,678
         19   Campbell Soup Co. .............................         509
        437   Cardinal Health, Inc. .........................      30,979
      1,334   Clear Channel Communications 1 ................      68,581
        782   Clorox Co. ....................................      34,119
      5,564   Coca-Cola Co. .................................     290,775
      1,001   Coca-Cola Enterprises, Inc. ...................      18,799
      1,225   Colgate-Palmolive Co. .........................      70,009
      1,411   Comcast Corp. 1 ...............................      44,870
      1,429   Conagra Foods, Inc. ...........................      34,653
        279   Darden Restaurants, Inc. ......................      11,325
        307   Fortune Brands, Inc. ..........................      15,157
        714   General Mills, Inc. ...........................      34,879
      2,333   Gillette Co. ..................................      79,345
        452   Hershey Foods Corp. ...........................      30,980
        882   HJ Heinz Co. ..................................      36,603
        799   Kellogg Co. ...................................      26,822
      1,163   Kimberly -Clark Corp. .........................      75,188
      1,977   Kroger Co. 1 ..................................      43,810
      2,886   McDonald's Corp. ..............................      80,087
        610   McKesson Corp. ................................      22,832
      3,904   PepsiCo, Inc. .................................     201,056
      4,908   Philip Morris Companies, Inc. .................     258,504
      2,914   Procter & Gamble Co. ..........................     262,522
      1,108   Safeway, Inc. 1 ...............................      49,882
      1,776   Sara Lee Corp. ................................      36,870
      1,067   Starbucks Corp. 1 .............................      24,680
      1,397   SYSCO Corp. ...................................      41,659
        457   Tricon Global Restaurants, Inc. 1 .............      26,863
        144   Tupperware Corp. ..............................       3,276
      1,274   Unilever NV ...................................      72,363
        409   UST, Inc. .....................................      15,922
      4,069   Viacom, Inc. 1 ................................     196,818
      1,386   Walgreen Co. ..................................      54,317
      3,086   Walt Disney Co. ...............................      71,225
        155   Wendy's International, Inc. ...................       5,422
        335   Winn-Dixie Stores, Inc. .......................       5,373
        484   Wrigley (WM.), Jr. Co. ........................      25,802
                                                               ----------
                                                                2,563,831
                                                               ----------
              DRUGS--0.08%
        507   Forest Laboratories, Inc. 1 ...................      41,422
        648   King Pharmaceuticals, Inc. 1 ..................      22,686
                                                               ----------
                                                                   64,108
                                                               ----------

     SHARES   SECURITY                           VALUE

              ELECTRIC UTILITIES--0.02%
      1,252   Mirant Corp. 1 ................................  $   18,091
                                                               ----------
              ELECTRICAL--0.01%
        670   Calpine Corp. 1 ...............................       8,509
                                                               ----------
              ELECTRICAL EQUIPMENT--0.01%
        763   Power-One, Inc. 1 .............................       6,241
                                                               ----------
              ELECTRONICS--0.08%
      1,364   Applied Micro Circuits Corp. 1 ................      10,912
        626   Jabil Circuit, Inc. 1 .........................      14,730
        644   NiSource, Inc. ................................      14,780
        544   Symbol Technologies, Inc. .....................       6,114
        162   Thomas & Betts Corp. 1 ........................       3,428
        993   Vitesse Semiconductor Corp. 1 .................       9,731
                                                               ----------
                                                                   59,695
                                                               ----------
              ENERGY--2.08%
        325   Amerada Hess Corp. ............................      25,792
        507   Anadarko Petroleum Corp. ......................      28,615
         97   Ashland, Inc. .................................       4,415
        642   Baker Hughes, Inc. ............................      24,557
        727   Burlington Resources, Inc. ....................      29,145
      1,932   ChevronTexaco Corp. ...........................     174,402
      1,297   Conoco Inc. ...................................      37,847
        372   Devon Energy Corp. ............................      17,956
      1,138   El Paso Corp. .................................      50,106
     15,221   Exxon Mobil Corp. .............................     667,136
        928   Halliburton Co. ...............................      15,841
        238   Kerr-McGee Corp. ..............................      14,958
        340   Nabors Industries, Inc. 1 .....................      14,365
        993   Occidental Petroleum Corp. ....................      28,946
        764   Phillips Petroleum Co. ........................      47,979
        467   Rowan Cos., Inc. 1 ............................      10,760
      4,705   Royal Dutch Petroleum Co. .....................     255,576
      1,281   Schlumberger Ltd. N.V. ........................      75,348
        107   Sunoco, Inc. ..................................       4,281
        917   Transocean Sedco Forex Inc. ...................      30,472
        522   Unocal Corp. ..................................      20,332
                                                               ----------
                                                                1,578,829
                                                               ----------
              FINANCIALS--4.91%
      1,066   AFLAC, Inc. ...................................      31,447
      1,615   Allstate Corp. ................................      60,999
        402   AMBAC Financial Group, Inc. ...................      23,746
      3,004   American Express Co. ..........................     123,044
      5,348   American International Group, Inc. ............     385,805
      1,064   Amsouth Bancorporation ........................      23,387
        557   AON Corp. .....................................      19,495
      3,559   Bank of America Corp. .........................     242,083
      1,666   Bank of New York Co., Inc. ....................      70,005
      2,598   Bank One Corp. ................................     108,544



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

        472   Bear Stearns Cos., Inc. .......................  $   29,618
        556   Capital One Financial Corp. ...................      35,501
      3,081   Charles Schwab Corp. ..........................      40,330
        452   Charter One Financial, Inc. ...................      14,111
        333   CIGNA Corp. ...................................      33,763
        328   Cincinnati Financial Corp. ....................      14,320
     11,457   Citigroup, Inc. ...............................     567,351
        389   Comerica, Inc. ................................      24,340
        746   Conseco, Inc. 1 ...............................       2,701
        300   Countrywide Credit Industries, Inc. ...........      13,425
        635   Equifax, Inc. .................................      18,987
      2,309   Fannie Mae ....................................     184,443
      1,301   Fifth Third Bancorp ...........................      87,791
      2,699   FleetBoston Financial Corp. ...................      94,465
        571   Franklin Resources, Inc. ......................      23,936
      1,702   Freddie Mac ...................................     107,856
        517   Golden West Financial Corp. ...................      32,830
        441   Hartford Financial Services Group,
               Inc. .........................................      30,041
      1,147   Household International, Inc. .................      65,150
        609   Huntington Bancshares, Inc. ...................      11,997
        299   Jefferson-Pilot Corp. .........................      14,974
      1,158   KeyCorp. ......................................      30,861
         17   Lehman Brothers Holdings, Inc. ................       1,099
        629   Lincoln National Corp. ........................      31,909
        460   Lowe's Cos., Inc. .............................      26,947
        561   Marsh and McLennan Cos., Inc. .................      63,247
        513   MBIA, Inc. ....................................      28,056
      2,070   MBNA Corp. ....................................      79,840
        944   Mellon Financial Corp. ........................      36,429
      1,834   Merrill Lynch & Co., Inc. .....................     101,567
        391   MGIC Investment Corp. .........................      26,756
      2,434   Morgan Stanley Dean Witter & Co. ..............     139,493
      1,544   National City Corp. ...........................      47,493
        549   PNC Financial Services Group, Inc. ............      33,758
        661   Providian Financial Corp. 1 ...................       4,991
        482   Regions Financial Corp. .......................      16,557
        207   Safeco Corp. ..................................       6,632
        622   State Street Corp. ............................      34,446
         20   Stilwell Financial, Inc. ......................         490
        554   SunTrust Banks, Inc. ..........................      36,968
        587   Synovus Financial Corp. .......................      17,892
         13   T. Rowe Price Group, Inc. .....................         506
        245   Torchmark Corp. ...............................       9,871
        447   Union Planters Corp. ..........................      21,183
      4,573   US Bancorp ....................................     103,201
        343   USA Education, Inc. ...........................      33,545
      2,372   Washington Mutual, Inc. .......................      78,584
      3,775   Wells Fargo & Co. .............................     186,485
                                                               ----------
                                                                3,735,291
                                                               ----------

     SHARES   SECURITY                                              VALUE

              HEALTH CARE--3.64%
      3,429   Abbott Laboratories ...........................  $  180,365
        276   Allergan, Inc. ................................      17,843
      2,413   Amgen, Inc. 1 .................................     144,008
         49   Bausch & Lomb, Inc. ...........................       2,184
      1,466   Baxter International, Inc. ....................      87,256
        538   Becton, Dickinson & Co. .......................      20,293
        361   Biogen, Inc. 1 ................................      17,711
        645   Biomet, Inc. ..................................      17,454
      1,094   Boston Scientific Corp. 1 .....................      27,448
      3,429   Bristol-Myers Squibb Co. ......................     138,840
         80   C.R. Bard, Inc. ...............................       4,724
        749   Dynegy, Inc. ..................................      21,721
      2,503   Eli Lilly & Co. ...............................     190,729
        777   Guidant Corp. 1 ...............................      33,660
        367   HCA, Inc. .....................................      16,177
      1,254   HealthSouth Corp. 1 ...........................      17,995
        773   Humana, Inc. 1 ................................      10,459
      6,869   Johnson & Johnson .............................     446,142
        491   Manor Care, Inc. 1 ............................      11,440
        597   MedImmune, Inc. 1 .............................      23,480
      2,710   Medtronic, Inc. ...............................     122,519
      4,410   Merck & Co., Inc. .............................     253,928
     14,007   Pfizer, Inc. ..................................     556,618
      2,092   Pharmacia Corp. ...............................      94,307
        989   Quintiles Transnational Corp. 1 ...............      17,555
      3,217   Schering-Plough Corp. .........................     100,692
        284   St. Jude Medical, Inc. 1 ......................      21,911
        420   Stryker Corp. .................................      25,339
        899   Tenet Healthcare Corp. 1 ......................      60,251
        606   UnitedHealth Group, Inc. ......................      46,310
        433   Watson Pharmaceuticals, Inc. 1 ................      11,730
        440   Wellpoint Health Networks, Inc. 1 .............      28,015
                                                               ----------
                                                                2,769,104
                                                               ----------
              HEALTH CARE PROVIDERS & SERVICES--0.02%
          8   Amerisourcebergen Corp. .......................         547
        755   Health Management
               Associates, Inc. .............................      15,651
                                                               ----------
                                                                   16,198
                                                               ----------
              HOTELS RESTAURANTS & LEISURE--0.04%
        436   International Game Technology 1 ...............      27,171
                                                               ----------
              HOUSEHOLD FURNISHINGS--0.02%
        384   Maytag Corp. ..................................      16,992
                                                               ----------
              HUMAN RESOURCES--0.02%
        613   Robert Half International, Inc. 1 .............      18,096
                                                               ----------
              INDUSTRIALS--0.02%
        351   Ingersoll-Rand Co. ............................      17,557
                                                               ----------



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                                              VALUE

              INFORMATION TECHNOLOGY--0.05%
        348   Nvidia Corp. ..................................  $   15,437
        706   Rational Software Corp. .......................      11,176
        316   Waters Corp. ..................................       8,839
                                                               ----------
                                                                   35,452
                                                               ----------
              INSURANCE--0.26%
        735   ACE Ltd. ......................................      30,649
        279   Aetna, Inc. ...................................      10,831
        637   John Hancock Financial Services ...............      24,327
      1,917   MetLife, Inc. .................................      60,385
        155   Progressive Corp. of Ohio .....................      25,826
        799   UnumProvident Corp. ...........................      22,316
        293   XL Capital Ltd.--Class A ......................      27,352
                                                               ----------
                                                                  201,686
                                                               ----------
              MATERIALS AND PROCESSING--0.03%
         74   Ball Corp. ....................................       3,494
        405   MeadWestvaco Corp. ............................      13,426
        211   United States Steel Corp. .....................       3,830
                                                               ----------
                                                                   20,750
                                                               ----------
              MEDIA--0.02%
         60   Meredith Corp. ................................       2,551
        431   TMP Worldwide, Inc. ...........................      14,856
                                                               ----------
                                                                   17,407
                                                               ----------
              MULTILINE RETAIL--0.02%
        601   Big Lots, Inc. ................................       8,444
        319   Family Dollar Stores, Inc. ....................      10,690
                                                               ----------
                                                                   19,134
                                                               ----------
              OIL SERVICE-DOMESTIC--0.01%
        132   Fluor Corp.--New 1 ............................       5,384
                                                               ----------
              OIL-DOMESTIC--0.03%
        223   EOG Resources, Inc. ...........................       9,045
        328   Noble Drilling Corp. 1 ........................      13,576
                                                               ----------
                                                                   22,621
                                                               ----------
              PHARMACEUTICALS--0.21%
      2,387   Wyeth .........................................     156,707
                                                               ----------
              PRINTING & PUBLISHING--0.08%
        331   Deluxe Corp. ..................................      15,312
          0   eFunds Corp. 1 ................................           4
        595   Moody's Corp. .................................      24,455
        565   R.R. Donnelley & Sons Co. .....................      17,572
                                                               ----------
                                                                   57,343
                                                               ----------

     SHARES   SECURITY                                              VALUE

              PROFESSIONAL SERVICES--0.04%
        256   Ecolab, Inc. ..................................  $   11,704
        436   H & R Block, Inc. .............................      19,380
                                                               ----------
                                                                   31,084
                                                               ----------
              REAL ESTATE--0.08%
        792   Equity Office Properties Trust ................      23,752
        566   Equity Residential Properties Trust ...........      16,267
        631   Plum Creek Timber Company, Inc. ...............      18,747
                                                               ----------
                                                                   58,766
                                                               ----------
              RETAIL--0.02%
        471   Jones Apparel Group, Inc. 1 ...................      16,461
                                                               ----------
              SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--0.01%
        394   PMC-Sierra, Inc. 1 ............................       6,414
                                                               ----------
              TECHNOLOGY--5.49%
      1,844   ADC Telecommunications, Inc. 1 ................       7,505
        687   Adobe Systems, Inc. ...........................      27,679
      1,116   Advanced Micro Devices 1 ......................      16,416
      1,003   Agilent Technologies, Inc. 1 ..................      35,065
        829   Altera Corp.1 .................................      18,130
        899   Analog Devices, Inc. 1 ........................      40,491
        522   Andrew Corp. 1 ................................       8,733
        982   Apple Computer, Inc. 1 ........................      23,244
      1,879   Applied Materials, Inc. 1 .....................     101,973
        438   Autodesk, Inc. ................................      20,450
      1,380   Automatic Data Processing, Inc. ...............      80,413
        786   BMC Software, Inc. 1 ..........................      15,288
        687   Broadcom Corp. 1 ..............................      24,663
     16,319   Cisco Systems, Inc. 1 .........................     276,281
        447   Citrix Systems, Inc. 1 ........................       7,724
      5,779   Compaq Computer Corp. .........................      60,390
      1,982   Computer Associates
               International, Inc. ..........................      43,386
        524   Computer Sciences Corp. 1 .....................      26,593
      1,226   Compuware Corp. 1 .............................      15,828
        441   Comverse Technology 1 .........................       5,587
        995   Conexant Systems, Inc. 1 ......................      11,990
      2,073   Corning, Inc. .................................      15,796
      5,965   Dell Computer Corp. 1 .........................     155,746
        866   Eastman Kodak Co. .............................      26,993
      1,053   Electronic Data Systems Corp. .................      61,063
      4,925   EMC Corp. 1 ...................................      58,706
        818   First Data Corp. ..............................      71,370
        589   Fiserv, Inc. ..................................      27,088
      1,555   Gateway, Inc. 1 ...............................       9,828
      4,356   Hewlett-Packard Co. ...........................      78,147



See Notes to Financial Statements.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

     15,185   Intel Corp. ...................................  $  461,776
      3,839   International Business
               Machines Corp. ...............................     399,256
        513   Intuit, Inc. 1 ................................      19,679
      2,990   JDS Uniphase Corp. 1 ..........................      17,611
        435   KLA-Tencor Corp. 1 ............................      28,927
        414   Lexmark International Group, Inc. 1 ...........      23,673
      1,102   LSI Logic Corp. 1 .............................      18,734
      7,620   Lucent Technologies, Inc. 1 ...................      36,043
        784   Maxim Integrated Products 1 ...................      43,677
        201   Mercury Interactive Corp. 1 ...................       7,568
      1,505   Micron Technology, Inc. 1 .....................      49,514
     12,232   Microsoft Corp. 1 .............................     737,712
      4,951   Motorola, Inc. ................................      70,304
        598   National Semiconductor Corp. ..................      20,147
        372   NCR Corp. 1 ...................................      16,647
        701   Network Appliance, Inc. 1 .....................      14,286
      7,175   Nortel Networks Corp. 1 .......................      32,216
        811   Novell, Inc. 1 ................................       3,155
        453   Novellus Systems, Inc. 1 ......................      24,521
     12,307   Oracle Corp. 1 ................................     157,530
      1,295   Palm, Inc. 1 ..................................       5,167
        613   Parametric Technology Corp. 1 .................       3,703
        735   Paychex, Inc. .................................      29,179
        633   PeopleSoft, Inc. 1 ............................      23,123
        293   PerkinElmer, Inc. .............................       5,420
        340   QLogic Corp. 1 ................................      16,837
      1,736   Qualcomm, Inc. 1 ..............................      65,343
        329   Sabre Holdings Corp. 11 .......................      15,368
        316   Sapient Corp. 1 ...............................       1,501
        902   Scientific-Atlanta, Inc. ......................      20,836
      1,437   Siebel Systems, Inc. 1 ........................      46,861
      7,195   Sun Microsystems, Inc. 1 ......................      63,460
        465   Tektronix, Inc. 1 .............................      11,002
        879   Tellabs, Inc. 1 ...............................       9,203
        584   Teradyne, Inc. 1 ..............................      23,027
      4,119   Texas Instruments, Inc. .......................     136,339
      1,131   Unisys Corp. 1 ................................      14,285
        866   Veritas Software Corp. 1 ......................      37,957
        184   W.W. Grainger, Inc. ...........................      10,346
      2,079   Xerox Corp. 1 .................................      22,349
        708   Xilinx, Inc. 1 ................................      28,221
      1,596   Yahoo!, Inc. 1 ................................      29,478
                                                               ----------
                                                                4,174,547
                                                               ----------
              TELECOMMUNICATIONS--0.01%
        693   Avaya, Inc. 1 .................................       5,114
                                                               ----------

     SHARES   SECURITY                                              VALUE

              TRANSPORTATION--0.27%
        605   AMR Corp. 1 ...................................  $   15,978
        722   Burlington Northern Santa Fe Corp. ............      21,790
        437   CSX Corp. .....................................      16,654
        200   Delta Air Lines, Inc. .........................       6,544
        720   FedEx Corp. 1 .................................      41,832
        824   Norfolk Southern Corp. ........................      19,726
         71   Ryder Systems, Inc. 1 .........................       2,097
      1,734   Southwest Airlines Co. ........................      33,553
        733   Union Pacific Corp. ...........................      45,549
        144   US Airways Group, Inc. 1 ......................         929
                                                               ----------
                                                                  204,652
                                                               ----------
              UTILITIES--0.68%
      1,182   AES Corp. 1 ...................................      10,638
         13   Ameren Corp. ..................................         556
        617   American Electric Power .......................      28,438
        331   Cinergy Corp. .................................      11,833
        314   CMS Energy ....................................       7,106
        312   Constellation Energy Group, Inc. ..............       9,625
        618   Dominion Resources, Inc. ......................      40,269
        340   DTE Energy Co. ................................      15,470
      1,875   Duke Energy Corp. .............................      70,875
      1,014   Edison International 1 ........................      16,984
        455   Entergy Corp. .................................      19,752
        783   FirstEnergy Corp. .............................      27,076
        421   FPL Group, Inc. ...............................      25,071
        268   KeySpan Corp. .................................       9,753
        110   NICOR, Inc. ...................................       5,011
          3   Peoples Energy Corp. ..........................         118
        835   PG&E Corp. 1 ..................................      19,673
        202   Pinnacle West Capital Corp. ...................       9,161
        353   PPL Corp. .....................................      13,982
        618   Public Service Enterprise Group ...............      28,304
         22   Reliant Energy, Inc. ..........................         567
        644   Sempra Energy .................................      16,197
      1,568   Southern Co. ..................................      41,536
        238   TECO Energy, Inc. .............................       6,814
        640   TXU Corp. .....................................      34,886
      1,149   Williams Cos., Inc. ...........................      27,070
        692   XCEL Energy, Inc. .............................      17,542
                                                               ----------
                                                                  514,307
                                                               ----------
              UTILITY-ELECTRIC--0.10%
        302   Allegheny Energy, Inc. ........................      12,488
        680   Exelon Corp. ..................................      36,019
        528   Progress Energy, Inc. .........................      26,421
                                                               ----------
                                                                   74,928
                                                               ----------



See Notes to Financial Statements.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              UTILITY-GAS NATURAL GAS--0.03%
        474   Kinder Morgan, Inc. ........................... $    22,956
                                                              -----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.07%
      6,003   AT&T Wireless Services, Inc. 1 ................      53,727
                                                              -----------
TOTAL COMMON STOCKS
   (Cost $24,471,116) .......................................  23,417,612
                                                              -----------
              CORPORATE OBLIGATIONS--
              NON-CONVERTIBLE--13.20%
              BANKS--2.00%
              AGFirst Farm Credit Bank,
  $ 570,000    8.393%, 12/15/16 .............................     588,551
              First Union Capital II,
    320,000    7.95%, 11/15/29 ..............................     324,855
              HSBC America Capital Trust II,
    135,000    8.38%, 5/15/27 ...............................     137,346
              Qwest Capital Funding,
    575,000    7.00%, 8/3/09 ................................     468,322
                                                              -----------
                                                                1,519,074
                                                              -----------
              COMMERCIAL SERVICES--0.73%
              Autopista Del Maipo,
    565,000    7.373%, 6/15/22 ..............................     557,327
                                                              -----------
              FINANCIALS--2.55%
              Ford Motor Credit Co.,
     50,000    7.60%, 8/1/05 ................................      50,941
              General Motors Nova Scotia Finance,
    335,000    6.85%, 10/15/08 ..............................     327,891
              International Lease Finance Corp.,
    410,000    6.375%, 3/15/09 ..............................     396,504
              Ohio National Financial Services, Inc.,
    395,000    7.00%, 7/15/11 ...............................     396,538
              Principal Financial Group
                Australia Ltd.,
    325,000    8.20%, 8/15/09 ...............................     351,822
              Washington Mutual, Inc.,
    425,000    5.625%, 1/15/07 ..............................     416,925
                                                              -----------
                                                                1,940,621
                                                              -----------
              INDUSTRIALS--2.85%
              BAE Systems Canada, Inc.,
    503,743    6.664%, 9/15/13 ..............................     513,994
              ERAC USA Finance Co.:
    410,000    6.95%, 3/1/04 ................................     420,935
    485,000    8.25%, 5/1/05 ................................     515,112
              Merry Land & Investments Equity,
    615,000    6.875%, 11/1/04 ..............................     635,978
              Prologis Trust,
     80,000    6.70%, 4/15/04 ...............................      82,023
                                                              -----------
                                                                2,168,042
                                                              -----------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              INSURANCE--0.99%
              Aetna, Inc.,
  $ 260,000    6.97%, 8/15/36 ............................... $   269,797
              Health Care Services Corp.,
    480,000    7.75%, 6/15/11 ...............................     477,869
                                                              -----------
                                                                  747,666
                                                              -----------
              UTILITY-ELECTRIC & GAS--4.08%
              American Electric Power,
    440,000    6.125%, 5/15/06 ..............................     436,863
              Consumers Energy,
    395,000    6.25%, 9/15/06 ...............................     382,768
              Eastern Energy Ltd.,
    560,000    6.75%, 12/1/06 ...............................     580,981
              General Electric Capital Corp.,
    335,000    6.75%, 3/15/32 ...............................     323,781
              Ohio Valley Electric Corp.,
    495,000    5.94%, 2/12/06 ...............................     496,571
              Potomac Edison Co.,
     60,000    8.00%, 6/1/24 ................................      61,769
              Questar Market Resources, Inc.,
    345,000    7.00%, 1/16/07                                     338,334
              Sempra Energy,
    475,000    6.95%, 12/1/05 ...............................     481,623
                                                              -----------
                                                                3,102,690
                                                              -----------
TOTAL CORPORATE OBLIGATIONS-NON-CONVERTIBLE
   (Cost $10,035,368) .......................................  10,035,420
                                                              -----------

              ASSET-BACKED SECURITIES--7.04%
              Advanta Mortgage Loan Trust,
                Series 2000-2, Class A6,
    361,000    7.72%, 3/25/15 ...............................     383,863
              Conseco Finance, Series 1999-H,
                Class AF5,
    890,000    7.60%, 12/15/29 ..............................     943,459
              Conseco Finance, Series 2000-B,
                Class AF6,
    690,000    7.80%, 5/15/20 ...............................     732,982
              Conseco Finance, Series 2001-1,
                Class A4,
    884,000    6.21%, 7/1/32 ................................     896,510
              Felco Funding II LLC, Series 2000-1, Class A4,
    560,000    7.72%, 12/15/05 ..............................     588,201



See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       43
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Asset Management Portfolio II
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                                              VALUE


              MMCA Automobile Trust, Series
                2000-2, Class A4,
  $ 975,000    6.86%, 6/15/05 ...............................  $1,020,336
              PF Export Receivables Master Trust, Series
                2001-B,
    550,000    6.60%, 12/1/11 ...............................     541,453
              Prudential Securities Secured Financing,
                Series 1999-C2, Class A2,
    235,000    7.193%, 6/16/31 ..............................     246,529
                                                               ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $5,182,626) ........................................   5,353,333
                                                               ----------

              MORTGAGE-BACKED SECURITIES--5.76%
              Bank of America Mortgage Securities, Series
                2000-7, Class A4,
    425,000    7.125%, 12/25/30 .............................     435,395
              Countrywide Home Loans, Series 2001-24,
                Class 2A7,
    600,069    6.25%, 9/25/12 ...............................     580,945
              GE Capital Mortgage Services, Inc., CMO, Series
                1999-17, Class A4,
    664,529    7.00%, 11/25/07 ..............................     682,379
              Green Point Manufactured Housing, Series
                1999-5, Class A3,
    890,000    7.33%, 8/15/20 ...............................     929,646
              Merrill Lynch Mortgage Investors, Series
                1996-C2, Class A3,
    385,000    6.96%, 11/21/08 ..............................     395,632
              Norwest Asset Securities Corp., CMO, Series
                1999, Class A4,
    980,000    7.25%, 12/25/29 ..............................   1,008,410
              Wells Fargo Mortgage Backed Securities Trust,
                Series 2001-15, Class 1A,
    350,000    6.50%, 6/25/31 ...............................     349,856
                                                               ----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $4,294,438) ........................................   4,382,263
                                                               ----------

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE


              MUNICIPAL BONDS--5.26%
              Delaware River Port Authority, Pennsylvania &
                New Jersey, Port Distribution Project, RB,
                Series A, FSA,
  $ 180,000    7.27%, 1/1/07 ................................  $  191,149
              El Cajon, California, Redevelopment Agency, El
                Cajon Redevelopment Project, Tax Allocation,
                AMBAC,
    340,000    7.70%, 10/1/30 ...............................     340,109
              Harrisburg, Pennsylvania, Housing Corp.
                Mortgage Revenue, RB, FHA,
  1,025,000    10.00%, 7/15/24 ..............................   1,053,095
              Hillsborough County, Florida Fuel Tax Revenue,
                RB, FGIC,
    535,000    6.00%, 12/1/11 ...............................     520,919
              Lansing, Michigan, Water & Light Water Supply
                Board, Steam & Electric Utilities System,
                RB, MBIA,
    605,000    7.30%, 7/1/06 ................................     646,479
              Ross County, Ohio, Water Co., Inc., Water
                Revenue, RB, FGIC,
    445,000    8.25%, 8/1/25 ................................     482,433
              Suburban Hospital Healthcare Systems, Inc.,
                Suburban Rock Spring LLC, COP, AMBAC,
    175,000    7.865%, 2/15/27 ..............................     186,046
              Virginia State Housing Development Authority,
                Multi-Family Housing, RB, Series A, MBIA,
    610,000    6.51%, 5/1/19 ................................     576,365
                                                               ----------
TOTAL MUNICIPAL BONDS
   (Cost $3,854,825) ........................................   3,996,595
                                                               ----------




See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                       44
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE


              US GOVERNMENT & AGENCIES--7.30%
              Federal Home Loan Mortgage Corp., Series 2303,
                Class CH,
  $ 440,000    6.00%, 11/15/22 ..............................  $  443,134
              Federal Home Loan Mortgage Corp., Series 2344,
                Class QG,
    595,000    6.00%, 8/15/16 ...............................     576,984
              Federal Home Loan Mortgage Corp., Series 2381,
                Class OG,
    690,000    5.50%, 11/15/16 ..............................     646,663
              Federal National Mortgage Association, Pool #,
    500,000    7.00%, 1/1/32 ................................     509,531
              Federal National Mortgage Association, Pool
                #323194,
    692,396    6.361%, 7/1/08 ...............................     713,174
              Federal National Mortgage Association, Pool
                #564318,
    247,149    9.00%, 11/1/30 ...............................     263,974
              Federal National Mortgage Association, Pool
                #598430,
    335,033    5.50%, 3/1/17 ................................     326,592
              Federal National Mortgage Association, Series
                2001-11, Class H,
    417,252    6.00%, 7/18/25 ...............................     426,599
              Federal National Mortgage Association, Series
                2001-48,
                Class PA,
    890,000    6.00%, 9/25/31 ...............................     910,271
              Federal National Mortgage Association, Series
                2001-51, Class QN,
    345,000    6.00%, 8/15/16 ...............................     333,767
              Federal National Mortgage Association, Series
                2001-69, Class OC,
    400,000    5.50%, 11/1/16 ...............................     402,683
                                                               ----------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $5,547,638) ........................................   5,553,372
                                                               ----------

              US TREASURY SECURITIES--10.69%
              US Treasury Bill: 3
  $ 520,000    1.73%, 4/18/02 ...............................  $  519,614
  5,000,000    1.80%, 6/13/02 ...............................   4,982,660
              US Treasury Bond:
    467,000    7.25%, 5/15/16 ...............................     524,864
    860,000    8.125%, 8/15/19 ..............................   1,052,996
    500,000    6.00%, 2/15/26 ...............................     497,520
              US Treasury Note:
     20,000    5.875%, 11/15/04 .............................      20,875
     50,000    6.125%, 8/15/07 ..............................      52,537
    462,000    6.00%, 8/15/09 ...............................     480,697
                                                               ----------
TOTAL US TREASURY SECURITIES
   (Cost $8,198,982) ........................................   8,131,763
                                                               ----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $61,584,993) .......................................  60,870,358
                                                               ----------
              INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
              --13.79% Cash Management Institutional:
  10,490,383     1.747%, 4/1/02 .............................  10,490,383
                                                               ----------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $10,490,383) .......................................  10,490,383
                                                               ----------
TOTAL INVESTMENTS
   (Cost $72,075,376) 5 ......................   93.83%       $71,360,741
OTHER ASSETS IN EXCESS
   OF LIABILITIES ............................    6.17          4,692,954
                                                ------        -----------
NET ASSETS ...................................  100.00%       $76,053,695
                                                ======        ===========

--------------------------------------------------------------------------------
1  Non-income producing security.
2 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions.
3  Held as collateral by broker for futures contracts.
4 Rate shown on the Schedule of Portfolio Investments is the effective yield as of March 31, 2002.
5  Aggregate cost for federal tax purposes is $73,919,018.

The following abbreviations are used in the portfolio description:
AMBAC --American Municipal Bond Assurance Corporation
CMO --Collateralized Mortgage Obligations
COP --Certificate of Participation
FGIC --Financial Guaranty Insurance Company
FHA --Federal Housing Administration
FSA --Financial Security Assurance
MBIA --Municipal Bond Investors Assurance
RB --Revenue Bond


See Notes to Financial Statements.


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                                       45
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002

     SHARES   SECURITY                                              VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--12.86%
              AEROSPACE--0.01%
          5   Raytheon Co. ..................................  $      205
         62   Rockwell Automation, Inc. .....................       1,564
         60   Rockwell International Corp. ..................       1,204
                                                               ----------
                                                                    2,973
                                                               ----------
              BANKS--0.19%
        142   BB&T Corp. ....................................       5,412
        670   JP Morgan Chase & Co. .........................      23,885
         31   Marshall & Ilsley Corp. .......................       1,929
        100   SouthTrust Corp. ..............................       2,640
        447   Wachovia Corp. ................................      16,575
         26   Zions Bancorporation ..........................       1,541
                                                               ----------
                                                                   51,982
                                                               ----------
              BASIC MATERIALS--0.37%
         66   Air Products & Chemicals, Inc. ................       3,409
         95   Alcan, Inc. ...................................       3,765
        279   Alcoa, Inc. ...................................      10,529
         77   Allegheny Technologies, Inc. ..................       1,274
          2   Arch Coal, Inc. ...............................          43
        217   Archer-Daniels-Midland Co. ....................       3,023
        178   Barrick Gold Corp. ............................       3,298
         52   Bemis Co. .....................................       2,826
          8   Boise Cascade Corp. ...........................         290
        320   Dow Chemical Co. ..............................      10,470
        336   Du Pont (E.I.) de Nemours & Co. ...............      15,842
         45   Eastman Chemical Co. ..........................       2,196
         34   Engelhard Corp. ...............................       1,055
        100   Freeport-McMoRan Copper & Gold,
               Inc.--Class B 1 ..............................       1,762
         64   Georgia-Pacific Corp. .........................       1,917
          6   Great Lakes Chemical Corp. ....................         169
         96   Hercules, Inc. 1 ..............................       1,278
         61   Inco, Ltd. 1 ..................................       1,194
         23   International Flavors & Fragrances,
               Inc. .........................................         804
        150   International Paper Co. .......................       6,451
        108   Louisiana-Pacific Corp. 1 .....................       1,160
        116   Newmont Mining Corp. Holding Co. ..............       3,212
         20   Nucor Corp. ...................................       1,285
         92   Pactiv Corp. 1 ................................       1,842
         49   Phelps Dodge Corp. 1 ..........................       2,063
        205   Placer Dome, Inc. .............................       2,511
         48   PPG Industries, Inc. ..........................       2,636
         50   Praxair, Inc. .................................       2,990
         64   Rohm & Haas Co. ...............................       2,705
         15   Sigma-Aldrich Corp. ...........................         704
         11   Temple-Inland, Inc. ...........................         624

     SHARES   SECURITY                                              VALUE

         24   Vulcan Materials Co. ..........................  $    1,141
         64   Weyerhaeuser Co. ..............................       4,023
         30   Worthington Industries, Inc. ..................         461
                                                               ----------
                                                                   98,952
                                                               ----------
              BEVERAGES--0.01%
          7   Adolph Coors Co.--Class B .....................         472
         80   Pepsi Bottling Group, Inc. (The) ..............       2,070
                                                               ----------
                                                                    2,542
                                                               ----------
              BIOPHARMACEUTICALS--0.01%
         78   Chiron Corp. 1 ................................       3,579
                                                               ----------
              BIOTECHNOLOGY--0.04%
         87   Genzyme Corp.-General Division ................       3,799
        207   Immunex Corp. 1 ...............................       6,264
                                                               ----------
                                                                   10,063
                                                               ----------
              CAPITAL GOODS--1.08%
         67   Allied Waste Industries, Inc. 1 ...............         871
        118   American Power Conversion Corp. 1 .............       1,744
         29   Avery Dennison Corp. ..........................       1,770
        299   Boeing Co. ....................................      14,427
        105   Caterpillar, Inc. .............................       5,969
         49   Cooper Industries, Inc. .......................       2,055
          7   Crane Co. .....................................         191
          7   Cummins, Inc. .................................         331
         48   Danaher Corp. .................................       3,409
         71   Deere & Co. ...................................       3,234
         95   Dover Corp. ...................................       3,895
         20   Eaton Corp. ...................................       1,620
        138   Emerson Electric Co. ..........................       7,920
         62   General Dynamics Corp. ........................       5,825
      3,262   General Electric Co. ..........................     122,162
         71   Goodrich Corp. ................................       2,246
        267   Honeywell International, Inc. .................      10,218
         95   Illinois Tool Works, Inc. .....................       6,873
         23   ITT Industries, Inc. ..........................       1,450
         53   Johnson Controls, Inc. ........................       4,680
        137   Lockheed Martin Corp. .........................       7,888
         36   Millipore Corp. ...............................       1,593
        128   Minnesota Mining & Manufacturing
               Co. ..........................................      14,721
         55   Molex, Inc. ...................................       1,907
         22   Navistar International Corp. 1 ................         975
         36   Northrop Grumman Corp. ........................       4,070
         52   PACCAR, Inc. ..................................       3,807
         47   Pall Corp. ....................................         963
         33   Parker-Hannifin Corp. .........................       1,647
         98   Pitney Bowes, Inc. ............................       4,194
        171   Sanmina-SCI Corp. 1 ...........................       2,009
         48   Sealed Air Corp. 1 ............................       2,260



See Notes to Financial Statements.


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                                       46
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                                              VALUE

        269   Solectron Corp. 1 .............................  $    2,098
         41   Textron, Inc. .................................       2,095
         96   Thermo Electron Corp. 1 .......................       1,990
        655   Tyco International Ltd. .......................      21,170
        154   United Technologies Corp. .....................      11,427
        191   Waste Management, Inc. ........................       5,205
                                                               ----------
                                                                  290,909
                                                               ----------
              COMMERCIAL SERVICES--0.02%
        193   Concord EFS, Inc. 1 ...........................       6,424
                                                               ----------
              COMMUNICATION SERVICES--0.73%
         95   Alltel Corp. ..................................       5,277
      1,455   AOL Time Warner Inc. 1 ........................      34,411
      1,467   AT&T Corp. ....................................      23,032
        618   BellSouth Corp. ...............................      22,779
         40   CenturyTel, Inc. ..............................       1,360
         94   Citizen Communications Co. 1 ..................       1,010
        262   Nextel Communications, Inc. 1 .................       1,410
        547   Qwest Communications International ............       4,496
      1,100   SBC Communications, Inc. ......................      41,184
        327   Sprint Corp. PCS Group 1 ......................       3,365
        366   Sprint Corp. FON Group ........................       5,596
         92   Univision Communications, Inc. 1 ..............       3,864
        892   Verizon Communications, Inc. ..................      40,720
        970   WorldCom, Inc.--WorldCom Group 1 ..............       6,538
                                                               ----------
                                                                  195,042
                                                               ----------
              COMMUNICATIONS EQUIPMENT--0.01%
        222   CIENA Corporation 1 ...........................       1,998
                                                               ----------
              CONSTRUCTION & ENGINEERING--0.00%
         68   McDermott International, Inc. .................       1,057
                                                               ----------
              CONSUMER CYCLICALS--1.26%
         99   American Greetings Corp.--Class A .............       1,941
         39   Autozone, Inc. 1 ..............................       2,685
         95   Bed Bath & Beyond, Inc. 1 .....................       3,206
         80   Best Buy, Inc. 1 ..............................       6,336
         52   Black & Decker Corp. ..........................       2,420
         15   Brunswick Corp. ...............................         410
        252   Carnival Corp. ................................       8,228
        362   Cendant Corp. 1 ...............................       6,950
         22   Centex Corp. ..................................       1,142
         47   Cintas Corp. ..................................       2,343
         68   Circuit City Stores--
               Circuit City Group ...........................       1,227
         83   Convergys Corp. 1 .............................       2,454
         27   Cooper Tire & Rubber Co. 1 ....................         585
        166   Costco Wholesale Corp. 1 ......................       6,610

     SHARES   SECURITY                                              VALUE

         46   Dana Corp. ....................................  $      988
        185   Delphi Corp. ..................................       2,958
        107   Dillard's, Inc.--Class A ......................       2,553
        109   Dollar General Corp. ..........................       1,775
         48   Dow Jones & Co., Inc. .........................       2,795
         83   Federated Department Stores, Inc. 1 ...........       3,391
        594   Ford Motor Co. ................................       9,795
         81   Gannett Co., Inc. .............................       6,164
        282   Gap, Inc. (The) ...............................       4,241
        199   General Motors Corp. ..........................      12,030
          1   Genuine Parts Co. .............................          37
         87   Goodyear Tire & Rubber Co. ....................       2,225
         92   Harley-Davidson, Inc. .........................       5,072
         55   Harrah's Entertainment, Inc. 1 ................       2,434
         57   Hasbro, Inc. ..................................         902
        121   Hilton Hotels Corp. ...........................       1,730
        770   Home Depot, Inc. ..............................      37,430
         99   IMS Health, Inc. ..............................       2,223
        113   Interpublic Group of Cos., Inc. ...............       3,874
          2   JC Penney Co., Inc. ...........................          41
         64   KB HOME .......................................       2,778
         21   Knight-Ridder, Inc. ...........................       1,443
        110   Kohls Corp. 1 .................................       7,827
         51   Leggett & Platt, Inc. .........................       1,265
        169   Limited, Inc. .................................       3,025
        254   Lowe's Companies ..............................      11,046
          2   Marriott International Inc.--Class A ..........          90
        196   Masco Corp. ...................................       5,380
          4   Mattel, Inc. ..................................          83
         87   May Department Stores Co. .....................       3,032
         81   McGraw-Hill, Inc. .............................       5,528
         43   New York Times Co.--Class A ...................       2,058
         77   Newell Rubbermaid, Inc. .......................       2,461
         81   Nike, Inc.Class B .............................       4,861
        200   Office Depot, Inc. 1 ..........................       3,970
         56   Omnicom Group, Inc. ...........................       5,286
         21   Pulte Homes, Inc. .............................       1,005
          1   RadioShack Corp. ..............................          30
         46   Reebok International Ltd. 1 ...................       1,243
         98   Sears Roebuck and Co. .........................       5,024
         38   Sherwin-Williams Co. ..........................       1,082
          6   Snap-On, Inc. .................................         204
         21   Stanley Works .................................         971
        249   Staples, Inc. 1 ...............................       4,973
         53   Starwood Hotels & Resorts
               Worldwide, Inc. ..............................       1,993
        179   Target Corp. ..................................       7,719
         39   Tiffany & Co. .................................       1,386
         79   TJX Cos., Inc. ................................       3,161
        108   Toys 'R' Us, Inc. 1 ...........................       1,940



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                                              VALUE

         90   Tribune Co. ...................................  $    4,091
         38   TRW, Inc. .....................................       1,956
         64   V.F. Corp. ....................................       2,768
         46   Visteon Corp. .................................         761
      1,465   Wal-Mart Stores, Inc. .........................      89,790
         20   Whirlpool Corp. ...............................       1,511
                                                               ----------
                                                                  340,936
                                                               ----------
              CONSUMER STAPLES--1.41%
        123   Albertson's, Inc. .............................       4,076
        291   Anheuser-Busch Companies, Inc. ................      15,190
         98   Avon Products .................................       5,323
          3   Campbell Soup Co. .............................          80
         71   Cardinal Health, Inc. .........................       5,033
        196   Clear Channel Communications 1 ................      10,076
        120   Clorox Co. ....................................       5,236
        817   Coca-Cola Co. .................................      42,696
        150   Coca-Cola Enterprises, Inc. ...................       2,817
        181   Colgate-Palmolive Co. .........................      10,344
        207   Comcast Corp. 1 ...............................       6,583
        210   Conagra Foods, Inc. ...........................       5,093
         42   Darden Restaurants, Inc. ......................       1,705
         46   Fortune Brands, Inc. ..........................       2,271
        111   General Mills, Inc. ...........................       5,422
        346   Gillette Co. ..................................      11,767
         62   Hershey Foods Corp. ...........................       4,250
        134   HJ Heinz Co. ..................................       5,561
          3   Hughes Electronics Corp .1.....................          49
        123   Kellogg Co. ...................................       4,129
        173   Kimberly-Clark Corp. ..........................      11,184
        298   Kroger Co. 1 ..................................       6,604
          1   Longs Drug Stores, Inc. .......................          28
        422   McDonald's Corp. ..............................      11,711
         84   McKesson Corp. ................................       3,144
        575   PepsiCo, Inc. .................................      29,613
        728   Philip Morris Companies, Inc. .................      38,344
        426   Procter & Gamble Co. ..........................      38,378
        165   Safeway, Inc. 1 ...............................       7,428
        256   Sara Lee Corp. ................................       5,315
        159   Starbucks Corp. 1 .............................       3,678
        205   SYSCO Corp. ...................................       6,113
         63   Tricon Global Restaurants, Inc. 1 .............       3,703
         22   Tupperware Corp. ..............................         501
        188   Unilever NV ...................................      10,678
         56   UST, Inc. .....................................       2,180
        597   Viacom, Inc. 1 ................................      28,877
        206   Walgreen Co. ..................................       8,073
        449   Walt Disney Co. ...............................      10,363
         23   Wendy's International, Inc. ...................         805
         50   Winn-Dixie Stores, Inc. .......................         802
         67   Wrigley (WM.), Jr. Co. ........................       3,572
                                                               ----------
                                                                  378,795
                                                               ----------

     SHARES   SECURITY                                              VALUE

              DRUGS--0.04%
         83   Forest Laboratories, Inc. 1 ...................  $    6,781
        103   King Pharmaceuticals, Inc. 1 ..................       3,606
                                                               ----------
                                                                   10,387
                                                               ----------
              ELECTRIC UTILITIES--0.01%
        185   Mirant Corp. 1 ................................       2,673
                                                               ----------
              ELECTRICAL--0.01%
        106   Calpine Corp. 1 ...............................       1,346
                                                               ----------
              ELECTRICAL EQUIPMENT--0.01%
        118   Power-One, Inc. 1 .............................         965
         24   Thomas & Betts Corp. 1 ........................         508
                                                               ----------
                                                                    1,473
                                                               ----------
              ELECTRONICS--0.03%
        200   Applied Micro Circuits Corp. 1 ................       1,600
         99   Jabil Circuit, Inc. 1 .........................       2,330
        102   NiSource, Inc. ................................       2,341
         75   Symbol Technologies, Inc. .....................         843
        149   Vitesse Semiconductor Corp. 1 .................       1,460
                                                               ----------
                                                                    8,574
                                                               ----------
              ENERGY--0.87%
         49   Amerada Hess Corp. ............................       3,889
         83   Anadarko Petroleum Corp. ......................       4,684
          2   Apache Corp. ..................................         114
         15   Ashland, Inc. .................................         683
        101   Baker Hughes, Inc. ............................       3,863
        113   Burlington Resources, Inc. ....................       4,530
        290   ChevronTexaco Corp. ...........................      26,178
        190   Conoco Inc. ...................................       5,544
         51   Devon Energy Corp. ............................       2,462
        169   El Paso Corp. .................................       7,441
      2,248   Exxon Mobil Corp. .............................      98,530
        140   Halliburton Co. ...............................       2,390
         36   Kerr-McGee Corp. ..............................       2,263
         46   Nabors Industries, Inc. 1 .....................       1,943
        149   Occidental Petroleum Corp. ....................       4,343
        117   Phillips Petroleum Co. ........................       7,348
         64   Rowan Cos., Inc. 1 ............................       1,475
        698   Royal Dutch Petroleum Co. .....................      37,915
        189   Schlumberger Ltd. N.V. ........................      11,117
         16   Sunoco, Inc. ..................................         640
        139   Transocean Sedco Forex Inc. ...................       4,619
         68   Unocal Corp. ..................................       2,649
                                                               ----------
                                                                  234,620
                                                               ----------



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                                              VALUE

              FINANCIALS--2.06%
        159   AFLAC, Inc. ...................................  $    4,690
        234   Allstate Corp. ................................       8,838
         55   AMBAC Financial Group, Inc. ...................       3,249
        438   American Express Co. ..........................      17,940
        785   American International Group, Inc. ............      56,630
        159   Amsouth Bancorporation ........................       3,495
         77   AON Corp. .....................................       2,695
        529   Bank of America Corp. .........................      35,983
        241   Bank of New York Co., Inc. ....................      10,127
        383   Bank One Corp. ................................      16,002
         66   Bear Stearns Cos., Inc. .......................       4,141
         89   Capital One Financial Corp. ...................       5,683
        448   Charles Schwab Corp. ..........................       5,864
         62   Charter One Financial, Inc. ...................       1,936
         61   CIGNA Corp. ...................................       6,185
         49   Cincinnati Financial Corp. ....................       2,139
      1,689   Citigroup, Inc. ...............................      83,639
         53   Comerica, Inc. ................................       3,316
        116   Conseco, Inc. 1 ...............................         420
         45   Countrywide Credit Industries, Inc. ...........       2,014
         87   Equifax, Inc. .................................       2,601
        344   Fannie Mae ....................................      27,479
        190   Fifth Third Bancorp ...........................      12,821
        396   FleetBoston Financial Corp. ...................      13,860
         78   Franklin Resources, Inc. ......................       3,270
        247   Freddie Mac ...................................      15,652
         71   Golden West Financial Corp. ...................       4,508
         74   Hartford Financial Services Group,
               Inc. .........................................       5,041
        170   Household International, Inc. .................       9,656
         83   Huntington Bancshares, Inc. ...................       1,635
         45   Jefferson-Pilot Corp. .........................       2,254
        172   KeyCorp. ......................................       4,584
          3   Lehman Brothers Holdings, Inc. ................         194
         99   Lincoln National Corp. ........................       5,022
         63   Lowe's Cos., Inc. .............................       3,691
         90   Marsh and McLennan Cos., Inc. .................      10,147
         70   MBIA, Inc. ....................................       3,828
        311   MBNA Corp. ....................................      11,995
        143   Mellon Financial Corp. ........................       5,518
        278   Merrill Lynch & Co., Inc. .....................      15,396
         54   MGIC Investment Corp. .........................       3,695
        360   Morgan Stanley Dean Witter & Co. ..............      20,632
        228   National City Corp. ...........................       7,013
         86   PNC Financial Services Group, Inc. ............       5,288
         89   Providian Financial Corp. 1 ...................         672
         66   Regions Financial Corp. .......................       2,267
         33   Safeco Corp. ..................................       1,057
         98   State Street Corp. ............................       5,427
          3   Stilwell Financial, Inc. ......................          73

     SHARES   SECURITY                                              VALUE

         87   SunTrust Banks, Inc. ..........................  $    5,806
         80   Synovus Financial Corp. .......................       2,438
          2   T. Rowe Price Group, Inc. .....................          78
         37   Torchmark Corp. ...............................       1,491
         64   Union Planters Corp. ..........................       3,033
        680   US Bancorp ....................................      15,348
         47   USA Education, Inc. ...........................       4,597
        352   Washington Mutual, Inc. .......................      11,662
        558   Wells Fargo & Co. .............................      27,565
                                                               ----------
                                                                  552,280
                                                               ----------
              HEALTH CARE--1.52%
        510   Abbott Laboratories ...........................      26,826
         41   Allergan, Inc. ................................       2,651
        356   Amgen, Inc. 1 .................................      21,246
          7   Bausch & Lomb, Inc. ...........................         312
        214   Baxter International, Inc. ....................      12,737
         74   Becton, Dickinson & Co. .......................       2,791
         49   Biogen, Inc. 1 ................................       2,404
         88   Biomet, Inc. ..................................       2,381
        163   Boston Scientific Corp. 1 .....................       4,090
        509   Bristol-Myers Squibb Co. ......................      20,609
          9   C.R. Bard, Inc. ...............................         531
        116   Dynegy, Inc. ..................................       3,364
        370   Eli Lilly & Co. ...............................      28,194
        120   Guidant Corp. 1 ...............................       5,198
         50   HCA, Inc. .....................................       2,204
        185   HealthSouth Corp. 1 ...........................       2,655
        119   Humana, Inc. 1 ................................       1,610
      1,008   Johnson & Johnson .............................      65,470
         67   Manor Care, Inc. 1 ............................       1,561
         82   MedImmune, Inc. 1 .............................       3,225
        398   Medtronic, Inc. ...............................      17,994
        658   Merck & Co., Inc. .............................      37,888
      2,067   Pfizer, Inc. ..................................      82,143
        313   Pharmacia Corp. ...............................      14,110
        149   Quintiles Transnational Corp. 1 ...............       2,645
        481   Schering-Plough Corp. .........................      15,055
         43   St. Jude Medical, Inc. 1 ......................       3,317
         57   Stryker Corp. .................................       3,439
        139   Tenet Healthcare Corp. 1 ......................       9,316
         97   UnitedHealth Group, Inc. ......................       7,413
         59   Watson Pharmaceuticals, Inc. 1 ................       1,598
         60   Wellpoint Health Networks, Inc. 1 .............       3,820
                                                               ----------
                                                                  408,797
                                                               ----------
              HEALTH CARE EQUIPMENT
              & SUPPLIES--0.00%
          0   Viasys Healthcare, Inc. .......................           6
                                                               ----------



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

              HEALTH CARE PROVIDERS & SERVICES--0.01%
          1   Amerisourcebergen Corp. .......................  $       68
        117   Health Management
               Associates, Inc. .............................       2,426
                                                               ----------
                                                                    2,494
                                                               ----------
              HOTELS RESTAURANTS & LEISURE--0.01%
         59   International Game Technology 1 ...............       3,677
                                                               ----------
              HOUSEHOLD FURNISHINGS--0.01%
         53   Maytag Corp. ..................................       2,345
                                                               ----------
              HUMAN RESOURCES--0.01%
         84   Robert Half International, Inc. 1 .............       2,480
                                                               ----------
              INDUSTRIALS--0.01%
         50   Ingersoll-Rand Co. ............................       2,501
                                                               ----------
              INFORMATION TECHNOLOGY--0.02%
         50   Nvidia Corp. ..................................       2,218
        110   Rational Software Corp. .......................       1,741
         50   Waters Corp. ..................................       1,399
                                                               ----------
                                                                    5,358
                                                               ----------
              INSURANCE--0.11%
        114   ACE Ltd. ......................................       4,754
         42   Aetna, Inc. ...................................       1,631
         87   John Hancock Financial Services ...............       3,323
        276   MetLife, Inc. .................................       8,694
         23   Progressive Corp. of Ohio .....................       3,832
        123   UnumProvident Corp. ...........................       3,435
         44   XL Capital Ltd.--Class A ......................       4,107
                                                               ----------
                                                                   29,776
                                                               ----------
              MATERIALS AND PROCESSING--0.01%
         11   Ball Corp. ....................................         520
         56   MeadWestvaco Corp. ............................       1,856
         32   United States Steel Corp. .....................         581
                                                               ----------
                                                                    2,957
                                                               ----------
              MEDIA--0.01%
          9   Meredith Corp. ................................         382
         59   TMP Worldwide, Inc. ...........................       2,034
                                                               ----------
                                                                    2,416
                                                               ----------
              MULTILINE RETAIL--0.01%
         96   Big Lots, Inc. ................................       1,349
         47   Family Dollar Stores, Inc. ....................       1,575
                                                               ----------
                                                                    2,924
                                                               ----------
              OIL SERVICE-DOMESTIC--0.00%
         20   Fluor Corp.--New 1 ............................         816
                                                               ----------

     SHARES   SECURITY                                              VALUE

              OIL-DOMESTIC--0.01%
         33   EOG Resources, Inc. ...........................  $    1,339
         49   Noble Drilling Corp. 1 ........................       2,028
                                                               ----------
                                                                    3,367
                                                               ----------
              PHARMACEUTICALS--0.09%
        354   Wyeth .........................................      23,240
                                                               ----------
              PRINTING & PUBLISHING--0.03%
         47   Deluxe Corp. ..................................       2,174
         84   Moody's Corp. .................................       3,452
         77   R.R. Donnelley & Sons Co. .....................       2,395
                                                               ----------
                                                                    8,021
                                                               ----------
              PROFESSIONAL SERVICES--0.02%
         35   Ecolab, Inc. ..................................       1,600
         59   H & R Block, Inc. .............................       2,623
                                                               ----------
                                                                    4,223
                                                               ----------
              REAL ESTATE--0.03%
        122   Equity Office Properties Trust ................       3,659
         77   Equity Residential Properties Trust ...........       2,213
         87   Plum Creek Timber Company, Inc. ...............       2,585
                                                               ----------
                                                                    8,457
                                                               ----------
              RETAIL--0.01%
         65   Jones Apparel Group, Inc. 1 ...................       2,272
                                                               ----------
              SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--0.00%
         51   PMC-Sierra, Inc. 1 ............................         830
                                                               ----------
              TECHNOLOGY--2.29%
        266   ADC Telecommunications, Inc. 1 ................       1,083
        108   Adobe Systems, Inc. ...........................       4,351
        166   Advanced Micro Devices 1 ......................       2,442
        151   Agilent Technologies, Inc. 1 ..................       5,279
        127   Altera Corp. 1 ................................       2,778
        137   Analog Devices, Inc. 1 ........................       6,171
         71   Andrew Corp. 1 ................................       1,188
        148   Apple Computer, Inc. 1 ........................       3,503
        287   Applied Materials, Inc. 1 .....................      15,576
         60   Autodesk, Inc. ................................       2,801
        202   Automatic Data Processing, Inc. ...............      11,771
        121   BMC Software, Inc. 1 ..........................       2,353
        108   Broadcom Corp. 1 ..............................       3,877
      2,410   Cisco Systems, Inc. 1 .........................      40,801
         61   Citrix Systems, Inc. 1 ........................       1,054
        558   Compaq Computer Corp. .........................       5,831
        284   Computer Associates
               International, Inc. ..........................       6,217
         74   Computer Sciences Corp. 1 .....................       3,756
        181   Compuware Corp. 1 .............................       2,337
         57   Comverse Technology 1 .........................         722



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolio III
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


     SHARES   SECURITY                           VALUE

        149   Conexant Systems, Inc. 1 ......................  $    1,795
        311   Corning, Inc. .................................       2,370
        884   Dell Computer Corp. 1 .........................      23,081
        132   Eastman Kodak Co. .............................       4,114
        156   Electronic Data Systems Corp. .................       9,046
        728   EMC Corp. 1 ...................................       8,678
        126   First Data Corp. ..............................      10,994
         80   Fiserv, Inc. ..................................       3,679
        226   Gateway, Inc. 1 ...............................       1,428
        636   Hewlett-Packard Co. ...........................      11,410
      2,240   Intel Corp. ...................................      68,118
        566   International Business Machines Corp. .........      58,864
         70   Intuit, Inc. 1 ................................       2,685
        436   JDS Uniphase Corp. 1 ..........................       2,568
         76   KLA--Tencor Corp. 1 ...........................        5,054
         56   Lexmark International Group, Inc. 1 ...........       3,202
        164   LSI Logic Corp. 1 .............................       2,788
      1,124   Lucent Technologies, Inc. 1 ...................       5,317
        121   Maxim Integrated Products 1 ...................       6,741
         30   Mercury Interactive Corp. 1 ...................       1,130
        222   Micron Technology, Inc. 1 .....................       7,304
      1,809   Microsoft Corp. 1 .............................     109,101
        732   Motorola, Inc. ................................      10,394
         82   National Semiconductor Corp. ..................       2,763
         51   NCR Corp. 1 ...................................       2,282
        109   Network Appliance, Inc. 1 .....................       2,221
      1,051   Nortel Networks Corp. 1 .......................       4,719
        125   Novell, Inc. 1 ................................         486
         62   Novellus Systems, Inc. 1 ......................       3,356
      1,805   Oracle Corp. 1 ................................      23,104
        191   Palm, Inc. 1 ..................................         762
         84   Parametric Technology Corp. 1 .................         507
        114   Paychex, Inc. .................................       4,526
        100   PeopleSoft, Inc. 1 ............................       3,653
         44   PerkinElmer, Inc. .............................         814
         46   QLogic Corp. 1 ................................       2,278
        251   Qualcomm, Inc. 1 ..............................       9,448
         50   Sabre Holdings Corp. 1 ........................       2,336
         47   Sapient Corp. 1 ...............................         223
        137   Scientific-Atlanta, Inc. ......................       3,165
        210   Siebel Systems, Inc. 1 ........................       6,848
      1,066   Sun Microsystems, Inc. 1 ......................       9,402
         64   Tektronix, Inc. 1 .............................       1,514
        134   Tellabs, Inc. 1 ...............................       1,403
         80   Teradyne, Inc. 1 ..............................       3,154
        604   Texas Instruments, Inc. .......................      19,992
        169   Unisys Corp. 1 ................................       2,134
        132   Veritas Software Corp. 1 ......................       5,786
         28   W.W. Grainger, Inc. ...........................       1,574
        312   Xerox Corp. 1 .................................       3,354
        110   Xilinx, Inc. 1 ................................       4,385
        231   Yahoo!, Inc.V .................................       4,267
                                                               ----------
                                                                  614,208
                                                               ----------

     SHARES   SECURITY                                              VALUE

              TELECOMMUNICATIONS--0.00%
         95   Avaya, Inc. 1 .................................  $      701
                                                               ----------
              TRANSPORTATION--0.11%
         83   AMR Corp. 1 ...................................       2,192
        112   Burlington Northern Santa
               Fe Corp. .....................................       3,380
         60   CSX Corp. .....................................       2,287
         30   Delta Air Lines, Inc. .........................         982
        112   FedEx Corp. 1 .................................       6,507
        127   Norfolk Southern Corp. ........................       3,040
         11   Ryder Systems, Inc. 1 .........................         325
        251   Southwest Airlines Co. ........................       4,857
        114   Union Pacific Corp. ...........................       7,084
         21   US Airways Group, Inc. 1 ......................         135
                                                               ----------
                                                                   30,789
                                                               ----------
              UTILITIES--0.29%
        175   AES Corp. 1 ...................................       1,575
          2   Ameren Corp. ..................................          85
         96   American Electric Power .......................       4,425
         50   Cinergy Corp. .................................       1,787
         47   CMS Energy ....................................       1,064
         47   Constellation Energy Group, Inc. ..............       1,450
        100   Dominion Resources, Inc. ......................       6,516
         46   DTE Energy Co. ................................       2,093
        270   Duke Energy Corp. .............................      10,206
        152   Edison International 1 ........................       2,546
         62   Entergy Corp. .................................       2,691
        120   FirstEnergy Corp. .............................       4,150
         57   FPL Group, Inc. ...............................       3,394
         40   KeySpan Corp. .................................       1,456
         17   NICOR, Inc. ...................................         774
        128   PG&E Corp. 1 ..................................       3,016
         30   Pinnacle West Capital Corp. ...................       1,360
         48   PPL Corp. .....................................       1,901
         87   Public Service Enterprise Group ...............       3,985
          3   Reliant Energy, Inc. ..........................          77
        102   Sempra Energy .................................       2,565
        228   Southern Co. ..................................       6,040
         36   TECO Energy, Inc. .............................       1,031
        103   TXU Corp. .....................................       5,615
        170   Williams Cos., Inc. ...........................       4,005
        108   XCEL Energy, Inc. .............................       2,738
                                                               ----------
                                                                   76,545
                                                               ----------
              UTILITY-ELECTRIC--0.04%
         45   Allegheny Energy, Inc. ........................       1,860
        107   Exelon Corp. ..................................       5,668
         72   Progress Energy, Inc. .........................       3,603
                                                               ----------
                                                                   11,131
                                                               ----------



See Notes to Financial Statements.


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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
    AMOUNT/
     SHARES   SECURITY                                              VALUE

              UTILITY--GAS NATURAL GAS--0.01%
         65   Kinder Morgan, Inc. ...........................  $    3,148
                                                               ----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.03%
        888   AT&T Wireless Services, Inc. 1 ................       7,948
                                                               ----------
TOTAL COMMON STOCKS
   (Cost $3,653,898) ........................................   3,458,032
                                                               ----------

              CORPORATE OBLIGATIONS--
              NON-CONVERTIBLE--17.79%
              BANKS--1.40%
              First Union Capital II,
$ 110,000     7.95%, 11/15/29 ...............................     111,669
              HSBC America Capital Trust II,
     50,000    8.38%, 5/15/27 ...............................      50,869
              Royal Bank of Scotland Group PLC,
    200,000    8.817%, 3/31/05 ..............................     213,968
                                                               ----------
                                                                  376,506
                                                               ----------
              COMMERCIAL SERVICES--0.68%
              Autopista Del Maipo,
    185,000    7.373%, 6/15/22 ..............................     182,488
                                                               ----------
              FINANCIALS--3.30%
              Ford Motor Credit Co.:
    125,000    7.60%, 8/1/05 ................................     127,351
    165,000    6.875%, 2/1/06 ...............................     164,061
              MGIC Investment Corp.,
    150,000    6.00%, 3/15/07 ...............................     149,003
              Ohio National Financial Services, Inc.,
    175,000    7.00%, 7/15/1 1 ..............................     175,682
              Principal Financial Group Australia  Ltd.,
     80,000    8.20%, 8/15/09 ...............................      86,602
              Torchmark Corp.,
    185,000    6.25%, 12/15/06 ..............................     183,577
                                                               ----------
                                                                  886,276
                                                               ----------
              INDUSTRIALS--5.01%
              BAE Systems Canada, Inc.,
    195,900    6.664%, 9/15/13 ..............................     199,886
              ERAC USA Finance Co.:
    155,000    6.95%, 3/1/04 ................................     159,134
    400,000    8.25%, 5/1/05 ................................     424,835
              Merry Land & Investments Equity,
    285,000    6.875%, 11/1/04 ..............................     294,722
              Prologis Trust,
     50,000    6.70%, 4/15/04 ...............................      51,264
              Weyerhaeuser Co.,
    220,000    6.75%, 3/15/12 ...............................     216,142
                                                               ----------
                                                                1,345,983
                                                               ----------

  PRINCIPAL
     AMOUNT   SECURITY                                              VALUE

              INSURANCE--1.59%
              Aetna, Inc.,
  $  90,000    6.97%, 8/15/36 ...............................  $   93,391
              American General Institute,
    190,000    7.57%, 12/1/45 ...............................     194,808
              Health Care Services Corp.,
    140,000    7.75%, 6/15/1 1 ..............................     139,379
                                                               ----------
                                                                  427,578
                                                               ----------
              OTHER METALS/MINERALS--1.27%
              CIT Group Holding,
    190,000    7.375%, 4/2/07 ...............................     191,138
              Verizon Global,
    150,000    6.875%, 4/1/12 ...............................     149,415
                                                               ----------
                                                                  340,553
                                                               ----------
              UTILITY-ELECTRIC & GAS--4.54%
              American Electric Power,
    175,000    6.125%, 5/15/06 ..............................     173,752
              Atlantic City Electric Co.,
    185,000    6.73%, 6/20/08 ...............................     190,831
              Consumers Energy,
    135,000    6.25%, 9/15/06 ...............................     130,819
              General Electric Capital Corp.:
    180,000    5.375%, 3/15/07 ..............................     178,039
    145,000    6.75%, 3/15/32 ...............................     140,144
              Old Dominion Electric Corp.,
    185,000    6.25%, 6/1/1 1 ...............................     183,014
              Potomac Edison Co.,
     75,000    8.00%, 6/1/24 ................................      77,212
              Questar Market Resources, Inc.,
    150,000    7.00%, 1/16/07 ...............................     147,102
                                                               ----------
                                                                1,220,913
                                                               ----------
TOTAL CORPORATE OBLIGATIONS-NON-CONVERTIBLE
   (Cost $4,759,322) ........................................   4,780,297
                                                               ----------




See Notes to Financial Statements.


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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE


              ASSET-BACKED SECURITIES--7.86%
              Conseco Finance, Series 1999-H,
                Class AF5,
  $ 430,000    7.60%, 12/15/29 ..............................  $  455,828
              Conseco Finance, Series 2000-B,
                Class AF6,
    320,000    7.80%, 5/15/20 ...............................     339,934
              Felco Funding II LLC, Series 2000-1, Class A4,
    250,000    7.72%, 12/15/05 ..............................     262,590
              MMCA Automobile Trust, Series 2000-2, Class A4,
    415,000    6.86%, 6/15/05 ...............................     434,297
              PF Export Receivables Master Trust, Series
                2001-B,
    200,000    6.60%, 12/1/11 ...............................     196,892
              Prudential Securities Secured Financing,
                Series
                1999-C2, Class A2,
    205,000    7.193%, 6/16/31 ..............................     215,057
              Ryder Vehicle Lease Trust,
                Series 2001-A, Class A4,
    200,000    5.81%, 8/15/06 ...............................     205,916
                                                               ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,033,538) ........................................   2,110,514
                                                               ----------

              MORTGAGE-BACKED SECURITIES--7.20%
              Bank of America Mortgage Securities, Series
                2000-7, Class A4,
    195,000    7.125%, 12/25/30 .............................     199,770
              Chase Mortgage Finance Corp., CMO Series
                1998-S6, Class A17,
    450,000    6.75%, 10/25/28 ..............................     450,221
              Countrywide Home Loans, Series 2001-24, Class
                2A7,
    108,209    6.25%, 9/25/12 ...............................     104,760
              Green Point Manufactured Housing, Series
                1999-5, Class A3,
    430,000    7.33%, 8/15/20 ...............................     449,155
              Merrill Lynch Mortgage Investors, Series
                1996-C2, Class A3,
     95,000    6.96%, 11/21/08 ..............................      97,623
              Norwest Asset Securities Corp., CMO, Series
                1999, Class A4,
    480,000    7.25%, 12/25/29 ..............................     493,915
              Wells Fargo Mortgage Backed Securities Trust,
                Series 2001-15,Class 1A,
    140,000    6.50%, 6/25/31 ...............................     139,943
                                                               ----------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $1,858,196) ........................................   1,935,387
                                                               ----------

  PRINCIPAL
     AMOUNT   SECURITY                                              VALUE


                    MUNICIPAL BONDS--5.12%
              Harrisburg, Pennsylvania, Housing Corp. Mortgage
                Revenue, RB, FHA,
  $ 505,000    10.00%, 7/15/24 ..............................  $  518,842
              Hillsborough County, Florida Fuel Tax Revenue,
                RB, FGIC,
    255,000    6.00%, 12/1/11 ...............................     248,289
              Ross County, Ohio, Water Co., Inc., Water
                Revenue, RB, FGIC,
    215,000    8.25%, 8/1/25 ................................     233,086
              Suburban Hospital Healthcare Systems, Inc.,
                Suburban Rock Spring LLC, COP, AMBAC,
     95,000    7.865%, 2/15/27 ..............................     100,996
              Virginia State Housing Development Authority,
                Multi-Family Housing, RB, Series A, MBIA,
    290,000    6.51%, 5/1/19 ................................     274,009
                                                               ----------
TOTAL MUNICIPAL BONDS
   (Cost $1,331,064) ........................................   1,375,222
                                                               ----------

              US GOVERNMENT & AGENCIES--9.84%
              Federal Home Loan Mortgage Corp., Series 2344,
                Class QG,
    220,000    6.00%, 8/15/16 ...............................     213,339
              Federal Home Loan Mortgage Corp., Series 2381,
                Class OG,
    240,000    5.50%, 11/15/16 ..............................     224,926
              Federal Home Loan Mortgage Corp., Series 2405,
                Class PE,
    150,000    6.00%, 1/15/17 ...............................     145,277
              Federal National Mortgage Association, Series
                2001-76, Class UH,
     95,000    5.00%, 12/1/16 ...............................      92,900
              Federal National Mortgage Association, Pool #,
    220,000    7.00%, 1/1/32 ................................     224,194
              Federal National Mortgage Association, Pool
                #323194,
    334,260    6.361%, 7/1/08 ...............................     344,291
              Federal National Mortgage Association, Pool
                #545073,
    373,857    6.50%, 5/1/31 ................................     374,193
              Federal National Mortgage Association, Series
                2001-11, Class H,
    156,915    6.00%, 7/18/25 ...............................     160,431
              Federal National Mortgage Association, Series
                2001-11, Class J,
    160,471    6.25%, 1/18/27 ...............................     164,467



See Notes to Financial Statements.


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SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002


  PRINCIPAL
     AMOUNT   SECURITY                           VALUE

              Federal National Mortgage Association, Series
                2001-48, Class PA,
  $ 295,000    6.00%, 9/25/31 ...............................  $  301,719
              Federal National Mortgage Association, Series
                2001-51, Class QN,
    115,000    6.00%, 8/15/16 ...............................     111,256
              Federal National Mortgage Association, Series
                2001-69, Class OC,
    140,000    5.50%, 11/1/16 ...............................     140,939
              Federal National Mortgage Association, Series
                2002-3, Class OG,
    150,000    6.00%, 2/25/17 ...............................     145,240
                                                              -----------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $2,635,747) ........................................   2,643,172
                                                              -----------

              US TREASURY SECURITIES--22.44%
              US Treasury Bill:3
    185,000    1.73%, 4/18/02 ...............................     184,863
  5,000,000    1.80%, 6/13/02 ...............................   4,982,660
              US Treasury Bond:
     59,000    7.25%, 5/15/16 ...............................      66,310
    436,000    8.125%, 8/15/19 ..............................     533,844
    100,000    6.00%, 2/15/26 ...............................      99,504
              US Treasury Note:
    150,000    5.875%, 11/15/04 .............................     156,563
      7,000    6.00%, 8/15/09 ...............................       7,283
                                                              -----------
TOTAL US TREASURY SECURITIES
   (Cost $6,043,230) ........................................   6,031,027
                                                              -----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $22,314,995) .......................................  22,333,651
                                                              -----------

     SHARES   SECURITY                                              VALUE


              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES--11.20%
              Cash Management Institutional,
  3,009,992    1.747%, 4/1/02 ............................... $ 3,009,992
                                                              -----------
TOTALINVESTMENTS IN AFFILIATED COMPANIES
   (Cost $3,009,992) ........................................   3,009,992
                                                              -----------
TOTALINVESTMENTS
   (Cost $25,324,987) 5 ........................   94.31%     $25,343,643
OTHER ASSETS IN EXCESS
   OF LIABILITIES ..............................    5.67        1,528,310
                                                  ------      -----------
NET ASSETS .....................................  100.00%     $26,871,953
                                                  ======      ===========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 144A--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions.
3 Held as collateral by broker for futures contracts.
4 Rate shown on the Schedule of Portfolio Investments is the effective yield as of March 31, 2002.
5 Aggregate cost for federal tax purposes is $25,827,880.
  The following abbreviations are used in the portfolio description:
AMBAC --American Municipal BondAssurance Corporation.
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FSA   --Financial Security Assurance
MBIA  --Municipal Bond Investors Assurance
RB    --Revenue Bond


See Notes to Financial Statements.


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STATEMENTS OF ASSETS AND LIABILITIES


                                                                                                   MARCH 31, 2002
                                                                  ASSET                ASSET                ASSET
                                                              MANAGEMENT       MANAGEMENT II      MANAGEMENT  III
------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated issuers, at value 1 .......  $494,125,016         $60,870,358          $22,333,651
   Investments in affiliated investment companies,
     at value 2 ..........................................    69,454,192          10,490,383            3,009,992
                                                            ------------         -----------          -----------
Total investments, at value ..............................   563,579,208          71,360,741           25,343,643
   Foreign cash 3 ........................................    17,223,692           2,253,371              766,379
   Receivable for securities sold ........................    14,251,913           3,240,116            1,218,429
   Dividend and interest receivable ......................     2,456,522             409,804              160,681
   Unrealized appreciation on forward currency
     exchange contracts ..................................       367,206              41,627               12,864
   Variation margin receivable ...........................       430,171              42,427               11,112
   Prepaid expenses and other ............................         4,703               2,530                  484
                                                            ------------         -----------          -----------
Total assets .............................................   598,313,415          77,350,616           27,513,592
                                                            ------------         -----------          -----------
LIABILITIES
   Due to advisor ........................................       262,654              31,145                6,068
   Payable for securities purchased ......................    16,958,127           1,245,718              622,557
   Unrealized depreciation on forward currency
     exchange contracts ..................................        68,395              10,906                4,387
   Accrued expenses and other ............................        10,406               9,152                8,627
                                                            ------------         -----------          -----------
Total liabilities ........................................    17,299,582           1,296,921              641,639
                                                            ------------         -----------          -----------
NET ASSETS ...............................................  $581,013,833         $76,053,695          $26,871,953
                                                            ============         ===========          ===========
COMPOSITION OF NET ASSETS
   Paid-in capital .......................................  $596,765,699         $76,747,684          $26,842,767
   Net unrealized appreciation/depreciation on
     investments and foreign currencies ..................   (15,751,866)           (693,989)              29,186
                                                            ------------         -----------          -----------
NET ASSETS ...............................................  $581,013,833         $76,053,695          $26,871,953
                                                            ============         ===========          ===========

------------------------------------------------------------------------------------------------------------------------------------

1 Cost of $509,894,656, $61,584,993 and $22,314,995, respectively.
2 Cost of $69,454,192, $10,490,383 and $3,009,992, respectively.
3 Foreign cash has a cost basis of $17,441,565, $2,251,273 and $766,220, respectively.


See Notes to Financial Statements.


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STATEMENTS OF OPERATIONS


                                                                                FOR THE YEAR ENDED MARCH 31, 2002
                                                                  ASSET                ASSET                ASSET
                                                              MANAGEMENT       MANAGEMENT II      MANAGEMENT  III
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends from affiliated
     investment companies ..................................  $ 2,089,526         $  309,973           $   87,462
   Dividends from unaffiliated issuers(1)...................    3,781,581            359,853               46,331
   Interest ................................................   13,484,234          2,747,307            1,092,740
                                                              -----------         ----------           ----------
Total investment income ....................................   19,355,341          3,417,133            1,226,533
                                                              -----------         ----------           ----------
EXPENSES
   Advisory fees ...........................................    3,611,200            535,418              165,968
   Administration fees .....................................      571,292             84,681               26,169
   Professional fees .......................................       27,798             27,593               27,319
   Trustees fees ...........................................       12,189             12,130               12,178
   Miscellaneous ...........................................       22,378             19,226               15,530
                                                              -----------         ----------           ----------
   Total expenses ..........................................    4,244,857            679,048              247,164
   Less: fee waivers and/or
     expense reimbursements ................................   (1,102,750)          (170,978)             (90,186)
                                                              -----------         ----------           ----------
   Net expenses ............................................    3,142,107            508,070              156,978
                                                              -----------         ----------           ----------
NET INVESTMENT INCOME ......................................   16,213,234          2,909,063            1,069,555
                                                              -----------         ----------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ...............................     (685,100)            16,458              152,018
     Foreign currency transactions .........................     (395,063)          (211,069)             (47,659)
     Forward foreign currency transactions .................   (1,058,871)            86,184               26,540
     Futures transactions ..................................   (6,949,752)          (949,365)            (169,241)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies .................    4,848,889            429,865              (57,875)
                                                              -----------         ----------           ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCIES ..................................   (4,239,897)          (627,927)             (96,217)
                                                              -----------         ----------           ----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS .........................................  $11,973,337         $2,281,136           $  973,338
                                                              ===========         ==========           ==========

------------------------------------------------------------------------------------------------------------------------------------

1 Net of foreign withholding tax of $17,187, $1,674 and $46, respectively.


See Notes to Financial Statements.


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STATEMENTS OF CHANGES IN NET ASSETS

ASSET MANAGEMENT

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                                  2002                       2001
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ..............................................  $  16,213,234              $  20,270,021
   Net realized loss from investments and foreign
     currency transactions ............................................     (9,088,786)               (11,891,681)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ...............................      4,848,889                (77,597,879)
                                                                         -------------              -------------
Net increase (decrease) in net assets from operations .................     11,973,337                (69,219,539)
                                                                         -------------              -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .....................................    158,875,303                236,479,092
   Value of capital withdrawn .........................................   (141,358,408)              (348,753,287)
                                                                         -------------              -------------
Net increase (decrease) in net assets from capital transactions
   in shares of beneficial interest ...................................     17,516,895               (112,274,195)
                                                                         -------------              -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................     29,490,232               (181,493,734)
NET ASSETS
   Beginning of year ..................................................    551,523,601                733,017,335
                                                                         -------------              -------------
   End of year ........................................................  $ 581,013,833              $ 551,523,601
                                                                         =============              =============




See Notes to Financial Statements.


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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


ASSET MANAGEMENT II

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                                  2002                       2001
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................................  $  2,909,063               $  3,877,043
   Net realized loss from investments and foreign
     currency transactions .............................................    (1,057,792)                (1,198,694)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................................       429,865                 (6,165,420)
                                                                          ------------               ------------
Net increase (decrease) in net assets from operations ..................     2,281,136                 (3,487,071)
                                                                          ------------               ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ......................................    29,615,080                 30,927,828
   Value of capital withdrawn ..........................................   (40,316,898)               (41,794,222)
                                                                          ------------               ------------
Net decrease in net assets from capital
   transactions in shares of beneficial interest .......................   (10,701,818)               (10,866,394)
                                                                          ------------               ------------
TOTAL DECREASE IN NET ASSETS ...........................................    (8,420,682)               (14,353,465)
NET ASSETS
   Beginning of year ...................................................    84,474,377                 98,827,842
                                                                          ------------               ------------
   End of year .........................................................  $ 76,053,695               $ 84,474,377
                                                                          ============               ============




See Notes to Financial Statements.


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STATEMENTS OF CHANGES IN NET ASSETS


ASSET MANAGEMENT III

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                                                  2002                       2001
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................................  $  1,069,555               $  1,551,984
   Net realized loss from investments and foreign
     currency transactions .............................................       (38,342)                  (216,304)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................................       (57,875)                  (473,393)
                                                                          ------------               ------------
Net increase in net assets from operations .............................       973,338                    862,287
                                                                          ------------               ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ......................................    13,128,870                 18,226,012
   Value of capital withdrawn ..........................................   (17,289,829)               (26,720,259)
                                                                          ------------               ------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest ....................................    (4,160,959)                (8,494,247)
                                                                          ------------               ------------
TOTAL DECREASE IN NET ASSETS ...........................................    (3,187,621)                (7,631,960)
NET ASSETS
   Beginning of year ...................................................    30,059,574                 37,691,534
                                                                          ------------               ------------
   End of year .........................................................  $ 26,871,953               $ 30,059,574
                                                                          ============               ============




See Notes to Financial Statements.


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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 ASSET MANAGEMENT PORTFOLIO

                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                     2002           2001          2000           1999          1998
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ...........................  $581,014       $551,524      $733,017       $704,127      $649,372
   Ratios to average net assets:
     Net investment income ....................      2.84%          3.19%         2.69%          2.91%         2.97%
     Expenses after waivers ...................      0.55%          0.59%         0.60%          0.60%         0.60%
     Expenses before waivers ..................      0.74%          0.76%         0.76%          0.76%         0.76%
   Portfolio turnover rate ....................        90%           118%          222%           109%          199%

TOTAL INVESTMENT RETURN  1 ....................      2.08%            --            --             --            --


 ASSET MANAGEMENT PORTFOLIO II
                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                     2002           2001          2000           1999          1998
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ...........................   $76,054        $84,474       $98,828        $77,739       $95,072
   Ratios to average net assets:
     Net investment income ....................      3.44%          4.26%         3.43%          3.15%         3.71%
     Expenses after waivers ...................      0.60%          0.60%         0.60%          0.60%         0.60%
     Expenses before waivers ..................      0.80%          0.79%         0.79%          0.81%         0.78%
   Portfolio turnover rate ....................       127%           139%          273%           202%          275%

TOTAL INVESTMENT RETURN 1 .....................      2.97%            --            --             --            --


 ASSET MANAGEMENT PORTFOLIO III
                                                                                   FOR THE YEARS ENDED MARCH 31,
                                                     2002           2001          2000           1999          1998
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ...........................   $26,872        $30,060       $37,692        $44,498       $49,399
   Ratios to average net assets:
   Net investment income ......................      4.09%          5.25%         4.02%          3.97%         4.45%
     Expenses after waivers ...................      0.60%          0.60%         0.60%          0.60%         0.60%
     Expenses before waivers ..................      0.94%          0.87%         0.85%          0.83%         0.81%
   Portfolio turnover rate ....................       153%           148%          354%           344%          389%

TOTAL INVESTMENT RETURN 1 .....................      3.84%            --            --             --            --

------------------------------------------------------------------------------------------------------------------------------------

1 Total return is calculated by comparing monthly ending net assets to the monthly beginning net assets, adjusted for cash flows related to capital contributions and withdrawals during the month; the monthly returns are geometrically linked to calculate total return for the fiscal year.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a 'Portfolio,' and collectively the 'Portfolios'), are registered under the Investment Company Act of 1940 (the 'Act'), as amended, as diversified, open-end management investment companies. Asset Management II and Asset Management Portfolio III are each a series of BT Investment Portfolios. BT Investment Portfolios and Asset Management Portfolio are each organized as a business trust under the laws of the state of New York. Details concerning each Portfolio's investment objectives and policies and the risk factors associated with the Portfolios' investments are described in each Portfolio's Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
Each Portfolio values their investments at market value.

When valuing listed equity securities, each Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, each Portfolio uses the bid price in the over-the-counter market.

When valuing fixed income securities, each Portfolio uses the last bid price prior to the calculation of the Portfolio's net asset value. If a current bid price is not available, each Portfolio uses the mean between the latest quoted bid and asked prices. When valuing short-term securities that mature within sixty days, each Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Portfolio's Board of Trustees. The Portfolio may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolio values its investments. After consideration of various factors, the Portfolio may value its securities at their last reported price or at fair value. On March 31, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTION AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

Each Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

D. FEDERAL INCOME TAXES
Each Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. DELAYED DELIVERY TRANSACTIONS
Each Portfolio may buy or sell securities in transactions that call for payment and delivery beyond the customary settlement period. Positions resulting from these 'when-issued' or delayed delivery transactions are valued as described under 'Valuation of Securities'.

F. FOREIGN CURRENCY TRANSLATION
Each Portfolio maintains its accounting records in US dollars. The Portfolios determine the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Portfolios use the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Portfolios use the prevailing exchange rate on the transaction date.




--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


Net realized and unrealized gains and losses on foreign currency translation shown on each Portfolios' financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Portfolio's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Portfolios do not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

G. FORWARD FOREIGN CURRENCY CONTRACTS
Each Portfolio may use forward foreign currency contracts to manage foreign exchange rate risk. Each Portfolio may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

Each Portfolio may also use forward foreign currency contracts to enhance its performance.

Each Portfolio determines the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

H. FUTURES CONTRACTS
Each Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

When the Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Deutsche Asset Management, Inc. ('DeAM'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Portfolios. Each Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.65%. Each Fund waives a portion of its advisory fee equivalent to the advisory fees charged by the affiliated MoneyMarket Funds on assets invested in those MoneyMarket Funds.

Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Administrator for each of the Portfolios. Each Portfolio pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.10%.


--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Portfolio through July 31, 2003, to the extent necessary, to limit all expenses to 0.60% of the average daily net assets of the Portfolio. Effective January 2, 2001, the Advisor and Administrator have voluntarily agreed to waive its fees and/or reimburse expenses of the Asset Management Portfolio, to the extent necessary, to limit all expenses to 0.55% of the average daily net assets of the Portfolio. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time without notice to shareholders.

Each Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.

Certain officers and directors of the Portfolios are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolios for serving in these capacities.

NOTE 3--PURCHASE AND SALE OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the year ended March 31, 2002, were as follows:

Portfolio                    Purchases           Sales
----------------------   --------------- ---------------
Asset Management         $458,722,671     $428,976,926
Asset Management II        80,545,288       87,186,779
Asset Management III       26,596,700       26,973,002

At March 31, 2002, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                Net             Net
                                         Unrealized      Unrealized
Fund                                   Appreciation    Depreciation
-----                               --------------- ---------------
Asset Management                        $29,530,059     $64,652,004
Asset Management II                     $ 2,135,898     $ 4,694,175
Asset Management III                    $  482,932      $  967,169

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and straddle loss deferrals.

NOTE 4--LINE OF CREDIT
Each Portfolio participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee is apportioned among the participants based on their relative net assets. The Portfolios did not borrow during the period.





--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS The Portfolios had the following open contracts at March 31, 2002:

                                                                                        Asset Management Portfolio

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                         Contract   (Depreciation)
Contracts to Deliver                         In Exchange For  Settlement Date         Value (US$)            (US$)
------------------------------------------------------------------------------------------------------------------
Purchases
-----------------------------------------------------------------------------------------------------------------
Swiss Franc          32,556,000      US Dollar   $19,036,927         04/04/02         $19,152,954        $116,027
Euro Dollar          27,458,000      US Dollar    23,715,475         04/04/02          23,954,195         238,720
-----------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation        $354,747
-----------------------------------------------------------------------------------------------------------------
Sells
-----------------------------------------------------------------------------------------------------------------
Australian Dollar    (3,496,000)     US Dollar  $ (1,814,564)        04/04/02        $ (1,865,794)      $ (51,230)
Canadian Dollar      (2,632,000)     US Dollar    (1,653,059)        04/03/02          (1,649,712)          3,347
British Pound        (1,972,000)     US Dollar    (2,790,991)        04/04/02          (2,808,156)        (17,165)
Japanese Yen       (358,440,000)     US Dollar    (2,713,604)        04/04/02          (2,704,492)          9,112
-----------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation       $ (55,936)
-----------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Appreciation        $298,811
-----------------------------------------------------------------------------------------------------------------

                                                                                     Asset Management Portfolio II

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                         Contract   (Depreciation)
Contracts to Deliver                         In Exchange For  Settlement Date         Value (US$)            (US$)
------------------------------------------------------------------------------------------------------------------
Purchases
-----------------------------------------------------------------------------------------------------------------
Swiss Franc           2,576,000       US Dollar  $ 1,506,301         04/04/02          $1,515,481         $ 9,180
Euro Dollar           3,535,000       US Dollar    3,053,180         04/04/02           3,083,913          30,733
-----------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation         $39,913
-----------------------------------------------------------------------------------------------------------------
Sells
-----------------------------------------------------------------------------------------------------------------
Australian Dollar      (597,000)      US Dollar   $ (309,867)        04/04/02         $  (318,615)       $ (8,748)
Canadian Dollar        (378,000)      US Dollar     (237,407)        04/03/02            (236,927)           $480
British Pound          (248,000)      US Dollar     (350,997)        04/04/02            (353,155)       $ (2,158)
Japanese Yen        (48,531,000)      US Dollar     (367,409)        04/04/02            (366,175)          1,234
-----------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation        $ (9,192)
-----------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Appreciation         $30,721
-----------------------------------------------------------------------------------------------------------------

                                                                                    Asset Management Portfolio III

                                                                                                    Net Unrealized
                                                                                                     Appreciation/
                                                                                         Contract   (Depreciation)
Contracts to Deliver                         In Exchange For  Settlement Date         Value (US$)            (US$)
------------------------------------------------------------------------------------------------------------------
Purchases
-----------------------------------------------------------------------------------------------------------------
Swiss Franc             327,000       US Dollar   $  191,211         04/04/02          $  192,377         $ 1,166
Euro Dollar           1,275,000       US Dollar    1,101,217         04/04/02           1,112,302          11,085
-----------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Appreciation         $12,251
-----------------------------------------------------------------------------------------------------------------
Sells
-----------------------------------------------------------------------------------------------------------------
Australian Dollar      (253,000)      US Dollar   $ (131,317)        04/04/02          $ (135,025)        $(3,708)
Canadian Dollar        (176,000)      US Dollar     (110,539)        04/03/02            (110,315)           $224
British Pound           (78,000)      US Dollar     (110,394)        04/04/02            (111,073)          $(679)
Japanese Yen        (15,312,000)      US Dollar     (115,921)        04/04/02            (115,532)            389
-----------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation         $(3,774)
-----------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Appreciation         $ 8,477
-----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 6--FUTURES CONTRACTS
A summary of obligations under these financial instruments at March 31, 2002 is as follows:

                                                                                       Asset Management Portfolio
                                                                                       --------------------------
                                                                                                       Unrealized
                                                                                                    Appreciation/
Type of Future                        Expiration  Contracts        Position      Market Value       (Depreciation)
------------------------------------------------------------------------------------------------------------------
Mini S&P Index Futures                    Jun-02          2        Long            $  114,920           $ (1,415)
S&P 500 Index Futures                     Jun-02         81        Long            23,271,300           (414,357)
S&P 500 Index Futures                     Jun-02        (30)       Short           (8,619,000)            63,974
US Treasury Notes Futures                 Jun-02         22        Long             2,253,969            (79,656)
DAX Index Futures                         Jun-02         27        Long             3,177,521             42,408
S&P ASX 200 Index Futures                 Jun-02        108        Long             4,916,603            (52,733)
CAC 40 10 Euro Futures                    Apr-02        269        Long            10,994,476            329,772
Milan MIB 30 Index Futures                Jun-02         37        Long             5,281,582            119,770
Australian 10 year                        Jun-02          8        Long               414,178              2,366
Toronto Stock Exchange 60 Futures         Jun-02        140        Long             7,848,417             (7,805)
Canadian 10 Year Bond Futures             Jun-02         47        Long             2,950,333            (65,786)
----------------------------------------------------------------------------------------------------------------
Total                                                   711                       $52,604,299          $ (63,462)
----------------------------------------------------------------------------------------------------------------
                                                                                   Asset Management Portfolio II
                                                                              ----------------------------------
                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Future                        Expiration  Contracts        Position      Market Value       (Depreciation)
------------------------------------------------------------------------------------------------------------------
Mini S&P Index Futures                    Jun-02          8        Long            $  459,680           $ (6,049)
S&P 500 Index Futures                     Jun-02          5        Long             1,436,500            (25,525)
S&P 500 Index Futures                     Jun-02         (3)       Short             (861,900)             6,397
US Treasury Notes Futures                 Jun-02          7        Long               717,172            (25,345)
CAC 40 10 Euro Futures                    Apr-02         29        Long             1,185,278             35,552
S&P ASX 200 Index Futures                 Jun-02         14        Long               637,337             (6,836)
Milan MIB 30 Index Futures                Jun-02          4        Long               570,982             12,948
Euro Bond 1000 futures                    Jun-02          2        Long               182,819             (4,008)
DAX Index Futures                         Jun-02          3        Long               353,058              4,712
Australian 10 year                        Jun-02          4        Long               388,028              1,183
Toronto Stock Exchange 60 Futures         Jun-02         16        Long               896,962               (892)
Canadian 10 Year Bond Futures Jun-02           3       Long        188,319             (4,199)
----------------------------------------------------------------------------------------------------------------
Total                                                    92                        $6,154,235          $ (12,062)
----------------------------------------------------------------------------------------------------------------
                                                                                  Asset Management Portfolio IIi
                                                                              ----------------------------------
                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Future                        Expiration  Contracts        Position      Market Value       (Depreciation)
------------------------------------------------------------------------------------------------------------------
Mini S&P Index Futures                    Jun-02          6        Long            $  344,760           $ (4,245)
S&P 500 Index Futures                     Jun-02         (1)       Short             (287,300)             2,132
US Treasury Notes Futures                 Jun-02          2        Long               204,906             (7,241)
CAC 40 10 Euro Futures                    Jun-02          8        Long               326,973              9,807
S&P ASX 200 Index Futures                 Apr-02          4        Long               182,096             (1,953)
Milan MIB 30 Index Futures                Jun-02          1        Long               142,745              3,237
DAX Index Futures                         Jun-02          1        Long               117,686              1,571
Australian 10 year                        Jun-02          1        Long                51,772                296
Toronto Stock Exchange 60 Futures         Jun-02          5        Long               280,301               (278)
Canadian 10 Year Bond Futures             Jun-02          1        Long                62,773             (1,399)
----------------------------------------------------------------------------------------------------------------
Total                                                    28                        $1,426,712           $  1,927
----------------------------------------------------------------------------------------------------------------

At March 31, 2002, the Portfolios have sufficient securities to cover margin requirements on open futures contracts.



--------------------------------------------------------------------------------

Asset Management Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Holders of Beneficial Interest of the Asset Management Portfolios:



In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (three of the Portfolios comprising BT Investment Portfolios, hereafter referred to as the 'Portfolios') at March 31, 2002, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 3, 2002


--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FUND TRUSTEES AND OFFICERS


                                                                                           NUMBER OF FUNDS
NAME, BIRTH DATE AND                                                                       IN THE FUND
POSITION WITH THE TRUST AND              BUSINESS EXPERIENCE AND                           COMPLEX OVERSEEN
EACH PORTFOLIO TRUST 1                   DIRECTORSHIPS DURING THE PAST 5 YEARS             BY TRUSTEE 2
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Charles P. Biggar                        Retired (since 1987); formerly Vice               27
October 13, 1930                         President, International Business Machines
Trustee BT Investment Portfolios         ('IBM') (1975 to 1978) and President,
since 1993; BT Investment Funds          National Services and the Field Engineering
since 1999; and Asset Management         Divisions of IBM (1976 to 1987).
Portfolio since 1991.


S. Leland Dill                           Trustee, Phoenix Zweig Series Trust (since        27
March 28, 1930                           September 1989); Trustee, Phoenix Euclid
Trustee BT Investment Portfolios         Market Neutral Fund (since May 1998);
since 1993; BT Investment Funds          Retired (since 1986); formerly Partner,
since 1986; and Asset Management         KPMG Peat Marwick (June 1956-June 1986);
Portfolio since 1991.                    Director, Vintners International Company
                                         Inc. (June 1989 to May 1992); Director,
                                         Coutts (USA) International (January
                                         1992-March 2000); Director, Coutts Trust
                                         Holdings Ltd., Director, Coutts Group
                                         (March 1991 to March 1999); General
                                         Partner, Pemco (June 1979 to June 1986).


Martin J. Gruber                         Nomura Professor of Finance, Leonard N.           27
July 15, 1937                            Stern School of Business, New York
Trustee BT Investment Portfolios         University (since 1964); Trustee, CREF
since 1999; BT Investment Funds          (since 2000); Director, S.G. Cowen Mutual
since 1999; and Asset Management         Funds (since 1985); Director, Japan Equity
Portfolio since 1999.                    Fund, Inc. (since 1992); Director, Thai
                                         Capital Fund, Inc. (since 2000); Director,
                                         Singapore Fund, Inc. (since 2000).


Richard J. Herring                       Jacob Safra Professor of International            27
February 18, 1946                        Banking and Professor, Finance Department,
Trustee BT Investment Portfolios         The Wharton School, University of
since 1999; BT Investment Funds          Pennsylvania (since 1972); Director, Lauder
since 1999; and Asset Management         Institute of International Management
Portfolio since 1999.                    Studies (since 2000); Co-Director, Wharton
                                         Financial Institutions Center (since 2000).


Bruce E. Langton                         Formerly Assistant Treasurer of IBM               27
May 10, 1931                             Corporation (until 1986); Trustee and
Trustee BT Investment Portfolios         Member, Investment Operations Committee,
since 1999; BT Investment Funds          Allmerica Financial Mutual Funds (1992 to
since 1999; and Asset Management         2001); Member, Investment Committee,
Portfolio since 1999.                    Unilever US Pension and Thrift Plans (1989
                                         to 2001); 3 Retired (since 1987); Director,
                                         TWA Pilots Directed Account Plan and 401(k)
                                         Plan (1988 to 2000).


Philip Saunders, Jr.                     Principal, Philip Saunders Associates             27
October 11, 1935                         (Economic and Financial Consulting) (since
Trustee BT Investment Portfolios         1998); former Director, Financial Industry
since 1993; BT Investment Funds          Consulting, Wolf & Company (1987 to 1988);
since 1986; and Asset Management         President, John Hancock Home Mortgage
Portfolio since 1991.                    Corporation (1984 to 1986); Senior Vice
                                         President of Treasury and Financial
                                         Services, John Hancock Mutual Life
                                         Insurance Company, Inc. (1982 to 1986).


Harry Van Benschoten                     Retired (since 1987); Corporate Vice              27
February 18, 1928                        President, Newmont Mining Corporation
Trustee BT Investment Portfolios         (prior to 1987); Director, Canada Life
since 1999; BT Investment Funds          Insurance Corporation of New York (since
since 1999; and Asset Management         1987).
Portfolio since 1999.


--------------------------------------------------------------------------------

Lifecycle Funds
--------------------------------------------------------------------------------
FUND TRUSTEES AND OFFICERS


                                                                                           NUMBER OF FUNDS
NAME, BIRTH DATE AND                                                                       IN THE FUND
POSITION WITH THE TRUST AND             BUSINESS EXPERIENCE AND                            COMPLEX OVERSEEN
EACH PORTFOLIO TRUST 1                  DIRECTORSHIPS DURING THE PAST 5 YEARS              BY TRUSTEE 2
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
Richard T. Hale 4
July 17, 1945

Trustee BT Investment Portfolios         Managing Director, Deutsche Bank                  27
since 1999; BT Investment Funds          Securities,Inc. (formerly Deutsche Banc
since 1999; Asset Management             Alex. BrownInc.) (June 1999 to present);
Portfolio since 1999; President of       Deutsche Asset Management-Americas (June
each of the BTTrusts since 2000.         1999 to present); Director and President,
                                         Investment Company Capital Corp.
                                         (registered investment advisor) (April 1996
                                         to present). Director/Trustee and
                                         President, Deutsche Asset Management Mutual
                                         Funds (1989 to present); Director, Deutsche
                                         Global Funds, Ltd. (January 2000 to
                                         present); Director, CABEI Fund (June 2000
                                         to present); Director, North American
                                         Income Fund (September 2000 to present);
                                         Vice President, Deutsche Asset Management,
                                         Inc. (September 2000 to present). Chartered
                                         Financial Analyst. Formerly, Director, ISI
                                         Family of Funds.


NAME, BIRTH DATE AND
POSITION WITH EACH TRUST AND             BUSINESS EXPERIENCE AND
EACH PORTFOLIO 1                         DIRECTORSHIPS DURING THE PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Daniel O. Hirsch                         Director, Deutsche Asset Management (1999 to present). Formerly,
March 27, 1954                           Principal, BT Alex. Brown Incorporated, (Deutsche Bank
Vice President/Secretary                 Securities,Inc.), (1998 to 1999); Assistant General Counsel,
                                         United States Securities and Exchange Commission, (1993 to
                                         1998).


Charles A. Rizzo                         Director, Deutsche Asset Management (April 2000 to present);
August 5, 1957                           Certified Public Accountant; Certified Management Accountant.
Treasurer                                Formerly, Vice President and Department Head, BT Alex. Brown
                                         Incorporated (Deutsche Bank Securities,Inc.), 1998 to 1999;
                                         Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers
                                         LLP), 1993 to 1998.


Amy Olmert                               Director, Deutsche Asset Management (formerly BT Alex. Brown
May 14, 1963                             Inc.) ;(January 1999 to present); Certified Public Accountant
Assistant Secretary                      (1989 to present). Formerly, Vice President, BT Alex. Brown
                                         Incorporated, (Deutsche Bank Securities,Inc.), (1997 to 1999);
                                         Senior Manager (1992 to 1997), Coopers & Lybrand L.L.P.
                                         (PricewaterhouseCoopers LLP), (1988 to 1992).


------------------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise indicated, the address of each Director andOfficer is One South Street,Baltimore,MD 21202.
2 As of December 31, 2001, the total number of Funds and Portfolios (including the Master Portfolios) in the Fund Complex is 71.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.
4 Mr. Hale is a trustee who is an 'Interested Person' within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale holds various positions with Deutsche BankAGand its advisor subsidiary Deutsche Asset Management,Inc.

The Funds' Statement of Additional Information, includes additional information about the Fund's Trustees andOfficers.To receive a free copy of the Statement ofAdditionalInformation, call toll-free: 1-800-730-1313.


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For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Lifecycle Long Range Fund--Investment Class               CUSIP #055922843
Lifecycle Mid Range Fund--Investment Class                CUSIP #055922835
Lifecycle Short Range Fund--Investment Class              CUSIP #055922827
                                                         COMBLIFEANN (3/02)
                                                              Printed 5/02
Distributed by:
ICC Distributors, Inc.